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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF
2016 ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 9, 2016

To our Shareholders:

        You are cordially invited to attend our 2016 annual general meeting of shareholders, which will be held at the offices of Mellanox Technologies, Ltd. (the "Company"), located at 26 Hakidma St., Beit Mellanox, Yokneam, Israel 2069200, on Monday, May 9, 2016 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time). Shareholders may also participate in the meeting via a live webcast on the investor relations section of the Mellanox website at www.mellanox.com. Please access the website 15 minutes prior to the start of the meeting to download and install any necessary audio software. You may also participate in the meeting via teleconference by dialing the toll-free U.S. telephone number (800) 895-1549, the international telephone number +1 (785) 424-1057 or the toll-free Israeli telephone number 1-809-256-145 at least 15 minutes prior to the start of the meeting and referencing the conference ID number MLNX2016.

        We are holding the annual general meeting for the following purposes:

  1.
  To elect directors to hold office until our 2017 annual general meeting of shareholders, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal;

  2.
  To elect Amal Johnson and Thomas Riordan as our outside directors, each to hold office for an additional three-year term, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal, subject to and in accordance with the provisions of the Israeli Companies Law, 1999;

  3.
  To approve (i) an increase in the annual base salary of Eyal Waldman from $515,000 to $570,000 effective retroactively from April 1, 2016, and accordingly any contribution to Israeli severance, pension and education funds shall be made based on the updated base salary and (ii) a cash bonus to be paid to Mr. Waldman in the amount of $300,000 for services rendered for the fiscal year ended December 31, 2015;

  4.
  To approve the grant to Mr. Waldman of 100,000 restricted share units under our Amended and Restated Global Share Incentive Plan (2006) (the "Restated 2006 Plan") if approved by our shareholders, or else our existing Global Share Incentive Plan (2006), previously approved by our shareholders;

  5.
  To conduct an advisory vote to approve the compensation of our named executive officers;

  6.
  To approve the Restated 2006 Plan, thereby reserving 750,000 ordinary shares for issuance under the Restated 2006 Plan while reducing the shares reserved for issuance under all of the Company's other equity incentive plans to zero;

  7.
  To approve the First Amendment to the Amended and Restated 2006 Employee Share Purchase Plan, thereby increasing the number of shares reserved for issuance under the plan by 5,000,000 ordinary shares;

  8.
  To approve (i) an amendment to the Company's amended and restated articles of association to amend the current provisions related to indemnification and insurance of our directors and officers in order to allow the indemnification and insurance in connection with procedures under the Israeli Restrictive Trade Practices Law, 1988, and (ii) an amendment to the indemnification agreements between the Company and each of its directors and officers to allow indemnification in connection with procedures under the Israeli Restrictive Trade Practices Law, 1988;

  9.
  To approve the Company's compensation philosophy;

  10.
  To appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 and to authorize our U.S. audit committee (referred to herein as our audit committee) to determine our accounting firm's fiscal 2016 remuneration in accordance with the volume and nature of their services; and

  11.
  To receive management's report on our business for the year ended December 31, 2015 (you will also be invited to discuss our 2015 consolidated financial statements) and to transact any other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment or postponement of the meeting.

        These items of business to be transacted at the meeting are more fully described in the proxy statement, which is part of this notice.

        The meeting will begin promptly at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time) and check-in will begin at 4:00 p.m. local Israeli time. Only holders of record of ordinary shares at the close of business on April 5, 2016, the record date, are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

        All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2016

THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO SHAREHOLDERS ARE
AVAILABLE AT HTTPS://PROXYDOCS.COM/MLNX.

By order of the board of directors, Alan C. Mendelson Secretary

Menlo Park, California
April 8, 2016

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING	1
PROPOSAL ONE—ELECTION OF DIRECTORS	15
PROPOSAL TWO—ELECTION OF OUTSIDE DIRECTORS	18
PROPOSAL THREE—APPROVAL OF SALARY INCREASE, CONTRIBUTIONS TO SEVERANCE, PENSION AND EDUCATION FUNDS AND CASH BONUS TO BE PAID TO EYAL WALDMAN	22
PROPOSAL FOUR—APPROVAL OF THE GRANT OF RESTRICTED SHARE UNITS TO EYAL WALDMAN	22
PROPOSAL FIVE—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY VOTE") AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT	23
PROPOSAL SIX—APPROVAL OF THE MELLANOX TECHNOLOGIES, LTD. AMENDED AND RESTATED GLOBAL SHARE OPTION INCENTIVE PLAN (2006)	24
PROPOSAL SEVEN—APPROVAL OF THE FIRST AMENDMENT TO THE AMENDED AND RESTATED 2006 EMPLOYEE SHARE PURCHASE PLAN	33
PROPOSAL EIGHT—APPROVAL OF (I) AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF ASSOCIATION TO REPLACE PROVISIONS RELATED TO DIRECTOR AND OFFICER INDEMNIFICATION AND INSURANCE AND (II) AMENDMENT TO THE INDEMNIFICATION AGREEMENTS BETWEEN THE COMPANY AND EACH OF ITS DIRECTORS AND OFFICERS TO ALLOW INDEMNIFICATION IN CONNECTION WITH PROCEDURES UNDER THE ISRAELI RESTRICTIVE TRADE PRACTICES LAW, 1988	36
PROPOSAL NINE—APPROVAL OF THE COMPANY'S COMPENSATION PHILOSOPHY	38
PROPOSAL TEN—APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF AUDIT COMMITTEE DETERMINATION OF REMUNERATION; REVIEW MANAGEMENT'S REPORT ON OUR BUSINESS FOR THE YEAR ENDED DECEMBER 31, 2015 AND REVIEW AND DISCUSSION OF OUR 2015 CONSOLIDATED FINANCIAL STATEMENTS	39
REPORT OF THE AUDIT COMMITTEE	41
REPORT OF THE COMPENSATION COMMITTEE	43
COMPENSATION DISCUSSION AND ANALYSIS	44
SECURITY OWNERSHIP	58
EXECUTIVE OFFICERS	60
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	61
DIRECTOR COMPENSATION IN FISCAL YEAR 2015	69
WHERE YOU CAN FIND ADDITIONAL INFORMATION	71
OTHER MATTERS	71
APPENDIX A—AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006)	A-1
APPENDIX B—FIRST AMENDMENT TO THE MELLANOX TECHNOLOGIES, LTD. AMENDED AND RESTATED EMPLOYEE SHARE PURCHASE PLAN	B-1
APPENDIX C—AMENDED AND RESTATED ARTICLES OF ASSOCIATION	C-1
APPENDIX D—COMPENSATION PHILOSOPHY STATEMENT	D-1
APPENDIX E—DIRECTIONS TO MELLANOX TECHNOLOGIES, LTD'S 2016 ANNUAL GENERAL MEETING	E-1

PROXY STATEMENT FOR
2016 ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 9, 2016

        This proxy statement is furnished to our shareholders as of the close of business on April 5, 2016, the record date, in connection with the solicitation of proxies by our board of directors for use at our annual general meeting of shareholders, to be held at the offices of Mellanox Technologies, Ltd. (the "Company"), located at 26 Hakidma St., Beit Mellanox, Yokneam, Israel 2069200, on Monday, May 9, 2016 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time) and at any adjournments or postponements of the meeting. We are mailing this proxy statement and the proxy card, together with a copy of our annual report to shareholders, to our shareholders on or about April 12, 2016.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING
AT THE MEETING

Why am I receiving this proxy statement?	You are receiving this proxy statement from us because you were a shareholder of record at the close of business on the record date of April 5, 2016. As a shareholder of record, you are invited to attend our annual general meeting of shareholders and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the meeting and the items of business to be transacted at the meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.
As of April 5, 2016, there were 47,635,969 ordinary shares outstanding. Our ordinary shares are our only class of voting stock.
Who is entitled to attend and vote at the meeting?
Only holders of record of shares of our ordinary shares at the close of business on April 5, 2016 are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

How can I listen to the annual general meeting if I do not attend in person?	You are invited to listen to the annual general meeting live via webcast on May 9, 2016, at the investor relations section of the Mellanox website at www.mellanox.com, beginning at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time). It is recommended that shareholders access the website at least 15 minutes prior to the designated starting time in order to download and install any necessary audio software.

The annual general meeting will also be available via telephone conference call. In order to access the telephone conference call, dial the toll-free U.S. telephone number (800) 895-1549, the international telephone number +1 (785) 424-1057 or the toll-free Israeli telephone number 1-809-256-145 at least 15 minutes prior to the designated starting time and mention the conference ID number MLNX2016. Neither the webcast nor the teleconference will enable you to vote your shares.
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?
The presence at the meeting, in person or represented by proxy or by voting instruction card, of at least two shareholders holding at least 33 1/3% of our ordinary shares issued and outstanding on the record date and entitled to vote at the meeting will constitute a quorum for the transaction of business.
What happens if a quorum is not present?
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting will stand adjourned for one week, to May 16, 2016 at the same hour and place, without any notification to shareholders. If a quorum is not present at the adjourned date of the meeting on May 16, 2016 within half an hour of the time fixed for the commencement thereof, subject to the terms of applicable law, the persons present at the meeting on the adjourned date of May 16, 2016 will constitute a quorum.
What items of business will be voted on at the meeting?	The items of business to be voted on at the meeting are as follows:

1. To elect directors to hold office until our 2017 annual general meeting of shareholders, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal;

2. To elect Amal Johnson and Thomas Riordan as our outside directors, each to hold office for an additional three-year term, or until their respective successors have been elected and have qualified, or until their earlier resignation or removal, subject to and in accordance with the provisions of the Israeli Companies Law, 1999 (the "Companies Law");

3. To approve (i) an increase in the annual base salary of Eyal Waldman from $515,000 to $570,000 effective retroactively from April 1, 2016, and accordingly any contribution to Israeli severance, pension and education funds shall be made based on the updated base salary and (ii) a cash bonus to be paid to Mr. Waldman in the amount of $300,000 for services rendered for the fiscal year ended December 31, 2015;

4. To approve the grant of 100,000 restricted share units to Mr. Waldman under the Amended and Restated Global Share Incentive Plan (2006) (the "Restated 2006 Plan") if approved by our shareholders, or else our existing Global Share Incentive Plan (2006), previously approved by our shareholders;
5. To conduct an advisory vote to approve the compensation of our named executive officers;

6. To approve the Restated 2006 Plan, thereby reserving 750,000 ordinary shares for issuance under the Restated 2006 Plan while reducing the shares reserved for issuance under all of the Company's other equity incentive plans to zero;

7. To approve the First Amendment to the Amended and Restated 2006 Employee Share Purchase Plan thereby increasing the number of shares reserved for issuance under the plan by 5,000,000 ordinary shares;

8. To approve (i) an amendment to the Company's amended and restated articles of association to replace the provisions related to indemnification and insurance of our directors and officers in order to allow the indemnification and insurance in connection with procedures under the Israeli Restrictive Trade Practices Law, 1988 and (ii) an amendment to the indemnification agreements between the Company and each of its directors and officers to allow indemnification in connection with procedures under the Israeli Restrictive Trade Practices Law, 1988;
9. To approve the Company's compensation philosophy; and

10. To appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 and to authorize our audit committee to determine our accounting firm's remuneration in accordance with the volume and nature of their services; when this proposal is raised you shall also receive management's report on our business for the year ended December 31, 2015 and you shall be invited to review and discuss our 2015 consolidated financial statements.

What happens if additional matters are presented at the meeting?	The only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement. As of the date of this proxy statement, no shareholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are properly brought before the meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

Shareholders holding at least 1% of the voting power in the Company have the right to ask to include an item in the agenda of our annual general meeting pursuant to the Companies Law within 7 days following the date of this proxy statement. To the extent that the board of directors determines that the shareholder-proposed agenda item for our 2016 annual general meeting is appropriate for consideration by the shareholders, the Company shall publish an updated notice of the annual general meeting within 7 days following the deadline for shareholders to submit their proposed agenda items. The publication of the updated notice of the annual general meeting by the Company would not impact the record date as to shareholders entitled to participate in the meeting.
How does the board of directors recommend that I vote?
Our board of directors recommends that you vote your shares "FOR" the election of each of the director nominees who are not outside directors identified in this proxy statement, "FOR" the election of Amal Johnson and Thomas Riordan as our outside directors, "FOR" the increase in the annual base salary of Mr. Waldman and the cash bonus to be paid to Mr. Waldman, "FOR" the approval of the grant of 100,000 restricted share units to Mr. Waldman, "FOR" the approval, on an advisory basis, of the compensation of our named executive officers, "FOR" the approval of the Restated 2006 Plan, "FOR" the approval of the First Amendment to the Amended and Restated 2006 Employee Share Purchase Plan, "FOR" the approval of an amendment to the Company's amended and restated articles of association to replace the provisions related to indemnification and insurance of our directors and officers and amendment to the indemnification agreements between the Company and each of its directors and officers, "FOR" the approval of the Company's compensation philosophy, and "FOR" the appointment of PricewaterhouseCoopers LLP and the authorization of audit committee determination of its fiscal 2016 remuneration.
What shares can I vote at the meeting?
You may vote all of the shares you owned as of April 5, 2016, the record date, including shares held directly in your name as the shareholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?	Most of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction card. The broker, trustee or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting as you instruct in the voting instruction card. If you hold shares through a broker, trustee or nominee you may also vote in person at the meeting, but only after you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?	Whether you hold shares directly as the shareholder of record or as a beneficial owner, you may direct how your shares are voted without attending the meeting by completing and returning the enclosed proxy card or voting instruction card (as described below). If you provide specific instructions with regard to items of business to be voted on at the meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the meeting will be voted "FOR" the election of each of the director nominees who are not outside directors identified in this proxy statement, "FOR" the election of Amal Johnson and Thomas Riordan as our outside directors, "FOR" the increase in the annual base salary of Mr. Waldman and the cash bonus previously paid to Mr. Waldman, "FOR" the approval of the grant of 100,000 restricted share units to Mr. Waldman, "FOR" the approval, on an advisory basis, of the compensation of our named executive officers, "FOR" the approval of the Restated 2006 Plan, "FOR" the approval of the First Amendment to the Amended and Restated 2006 Employee Share Purchase Plan, "FOR" the approval of an amendment to the Company's amended and restated articles of association to replace the provisions related to indemnification and insurance of our directors and officers and amendment to the indemnification agreements between the Company and each of its directors and officers, "FOR" the approval of the Company's compensation philosophy, and "FOR" the appointment of PricewaterhouseCoopers LLP and the authorization of audit committee determination of its fiscal 2016 remuneration.

Voting by Telephone or over the Internet. You may also vote by telephone or over the Internet by following the instructions included on the enclosed proxy card or voting instruction card. You may vote by telephone or over the Internet until 11:59 p.m. Eastern Daylight Time the day before the meeting. The Internet voting procedures comply with California law.

How can I vote my shares in person at the meeting?	Shares held in your name as the shareholder of record may be voted in person at the meeting (after providing proof of identification). Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a shareholder of record but hold shares through a broker, trustee or nominee you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee or other similar evidence of ownership. The meeting will begin promptly at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time). Check-in will begin at 4:00 p.m. local Israeli time. Even if you plan to attend the meeting, we recommend that you also complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.
Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote at the meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our corporate secretary prior to your shares being voted or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.
Is my vote confidential?
Proxy cards, voting instructions, ballots and voting tabulations that identify individual shareholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to American Stock Transfer and Trust Company, our transfer agent, to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?	Each outstanding ordinary share entitles the holder thereof to one vote on each matter considered at the meeting. Shareholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the shareholders pursuant to this proxy statement.

The election of each of Eyal Waldman, Dov Baharav, Glenda Dorchak, Irwin Federman, Thomas Weatherford and Shai Cohen as directors requires the vote of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either "FOR" or "AGAINST" the election of each nominee, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the election of any nominee will not be voted, although it will be counted for purposes of determining whether there is a quorum present.

The election of each of the outside director nominees, Amal Johnson and Thomas Riordan, requires the vote of the holders of a majority of the voting power represented at the annual general meeting in person or by proxy or written ballot and voting on the election of the outside directors, provided that (i) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest (as such term is defined in the Companies Law1) in the election (other than a Personal Interest which is not the result of an affiliation of the shareholder with the controlling shareholder) voted at the meeting are voted in favor of the election of the outside director nominee (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest in the election voted against the election of the outside director nominee does not exceed two percent of the aggregate voting rights in the Company. You may vote either "FOR" or "AGAINST" the election of each outside director nominee, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the election of any outside director nominee will not be voted, although it will be counted for purposes of determining whether there is a quorum present.

1
Under the Companies Law "Personal Interest" means a personal interest of any person in an act or transaction of a company, including a personal interest of his relative or of a corporate body in which such person or a relative of such person has a personal interest, but excluding a personal interest stemming from the fact of a shareholding in the company, including personal interest of a person who votes pursuant to a proxy given by another person even if such other person does not have a personal interest, as well as a vote of such person who received a proxy to vote on behalf of a person who has a personal interest, all whether the discretion in connection with the vote is of the person who votes or not.

The approval of (i) an increase in the annual base salary of Eyal Waldman from $515,000 to $570,000 effective retroactively from April 1, 2016, and (ii) the cash bonus previously paid to Mr. Waldman in the amount of $300,000 for services rendered for the fiscal year ended December 31, 2015 requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon provided that (a) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in such approval voted at the meeting are voted in favor of this proposal (disregarding abstentions) or (b) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against this proposal does not exceed two percent of the aggregate voting rights in the Company. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of the grant of 100,000 restricted share units to Mr. Waldman requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon provided that (i) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in such approval voted at the meeting are voted in favor of this proposal (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against this proposal does not exceed two percent of the aggregate voting rights in the Company. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval, on an advisory basis, of the compensation of our named executive officers requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of the Restated 2006 Plan requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of the First Amendment to the Amended and Restated 2006 Employee Share Purchase Plan requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of an amendment to the Company's amended and restated articles of association to replace the provisions related to indemnification and insurance of our directors and officers requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of an amendment to the indemnification agreements between the Company and its directors and officers requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon, provided that the amendment to the indemnification agreement between the Company and Mr. Waldman also requires that (i) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in the approval voted at the meeting are voted in favor (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have a Personal Interest voted against the approval of the amendment to the indemnification agreement between the Company and Mr. Waldman does not exceed two percent of the aggregate voting rights in the Company. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of the Company's compensation philosophy requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon provided that (i) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in such approval voted at the meeting are voted in favor of this proposal (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against this proposal does not exceed two percent of the aggregate voting rights in the Company. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The appointment of PricewaterhouseCoopers LLP and authorization of audit committee determination of their fiscal 2016 remuneration requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.
What is a "broker non-vote"?
Under the rules that govern brokers and banks that have record ownership of our ordinary shares that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. Each of the following matters is considered to be a non-routine matter on which brokers do not have discretion to vote: (i) the election of directors who are not outside directors identified in this proxy statement, (ii) the election of Amal Johnson and Thomas Riordan as outside directors, (iii) the approval of an increase in the annual base salary of Mr. Waldman and the cash bonus to be paid to Mr. Waldman, (iv) the grant of restricted share units to Mr. Waldman, (v) the advisory vote to approve the compensation of our named executive officers, (vi) the approval of the Restated 2006 Plan, (vii) the approval of the First Amendment to the Amended and Restated 2006 Employee Share Purchase Plan, (viii) the approval of the Company's compensation philosophy and (ix) the approval of the amendment to the Company's amended and restated articles of association to replace the provisions related to the indemnification and insurance of our directors and officers and the amendment to the indemnification agreements between the Company and each of our directors and officers. We encourage you to provide instructions to your broker regarding the voting of your shares; otherwise, if you do not provide instructions to your broker or bank regarding how to vote your shares on the non-routine proposals set forth in this proxy, then your shares will NOT be voted on these important shareholder proposals.

Further, this means that, without your instructions, your broker may ONLY vote your shares on the appointment of PricewaterhouseCoopers LLP. If you do not otherwise instruct your broker or bank, the broker or bank may vote your shares on routine matters. A "broker non-vote" occurs when a broker or bank expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.
How are "broker non-votes" counted?
Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal.
How are abstentions counted?
If you return a proxy card that indicates an abstention from voting on all matters, the shares represented by your proxy will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal.
What happens if the meeting is adjourned?
Assuming the presence of a quorum, if our annual general meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the annual general meeting, unless the adjournment is for more than 21 days, in which case a notice of the adjourned meeting will be given to each shareholder of record as of April 5, 2015 entitled to vote at the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the annual general meeting.
Who will serve as inspector of elections?	A representative of American Stock Transfer and Trust Company, our transfer agent, will tabulate the votes and act as inspector of elections at the meeting.
What should I do in the event that I receive more than one set of proxy materials?
You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	The enclosed proxy is being solicited on behalf of our board of directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to solicitation by mail, our directors, officers, employees and agents may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our directors, officers or other employees for soliciting proxies.
Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the meeting.
What is the deadline for submitting proposals for consideration at next year's annual general meeting of shareholders or to nominate individuals to serve as directors?	As a shareholder, you may be entitled to present proposals for action at a future meeting of shareholders, including director nominations.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in our proxy statement for the annual general meeting to be held in 2017, the proposal must be in writing and received by the secretary of the Company at the offices of Mellanox Technologies, Ltd., c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, no later than December 13, 2016, or such proposal will be considered untimely under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the date of our 2017 annual general meeting is more than 30 days before or 30 days after the anniversary date of our 2016 annual general meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. Shareholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission, or SEC. Proposals of shareholders intended to be presented at the annual general meeting to be held in 2017 without inclusion of such proposals in our proxy statement relating to such annual general meeting must be received not later than 60 days and not more than 120 days before such annual general meeting. Shareholders are also advised to review our amended and restated articles of association, which contain additional requirements with respect to advance notice of shareholder proposals.

Nomination of Director Candidates: Any proposals for director candidates must be in writing, include the name and address of the shareholder who is making the nomination and of the nominee and should be directed to the secretary of the Company at the offices of Mellanox Technologies, Ltd, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, or such proposal may not be acknowledged by the Company. Our amended and restated articles of association also require that any proposal for nomination of directors include the consent of each nominee to serve as a member of our board of directors, if so elected. Shareholders are also advised to review our amended and restated articles of association, which contain additional requirements with respect to shareholder nominees for our board of directors. In addition, the shareholder must give timely notice to the secretary of the Company in accordance with the provisions of our amended and restated articles of association, which require that the notice be received by the secretary of the Company no later than February 8, 2017.

PROPOSAL ONE—ELECTION OF DIRECTORS

Members of the Board of Directors

        Six directors (who are not outside directors in accordance with the Companies Law) are to be elected at the meeting to serve until the next annual general meeting of shareholders, or until their respective successors have been elected and have qualified or until their earlier resignation or removal. In accordance with the Companies Law, outside directors are elected for three-year terms. Our outside director David Perlmutter was elected to a three-year term at our 2014 annual general meeting of shareholders and will continue to serve until our 2017 annual general meeting of shareholders, or until his successor has been elected and has qualified, or until his earlier resignation or removal.

        The names of each member of our board of directors, including each nominee for director, their ages as of April 1, 2016 and principal occupations are as follows:

Name	Current Term Expires	Age	Principal Occupation
DIRECTORS AND NOMINEES (NON-OUTSIDE)
Eyal Waldman	2016	55	President and Chief Executive Officer, Mellanox Technologies, Ltd.
Irwin Federman	2016	80	Chairman of the Board of Directors, Mellanox Technologies, Ltd.; General Partner, U.S. Venture Partners
Dov Baharav	2016	65	Chairman of Gilat Satellite Networks Ltd.
Glenda Dorchak	2016	61	Former Executive Vice President and General Manager, Spansion Inc.
Thomas Weatherford	2016	69	Former Executive Vice President and Chief Financial Officer, Business Objects SA
Shai Cohen	2016	52	Former Chief Operating Officer, Mellanox Technologies, Ltd.
OUTSIDE DIRECTORS
Amal Johnson	2016	63	Executive Chairman, Author-it Software Corporation
Thomas Riordan	2016	59	Executive Vice President and Chief Operating Officer, Mosys, Inc.
David Perlmutter	2017	62	Former Executive Vice President and General Manager, Intel Architecture Group and Chief Product Officer, Intel Corporation

Director Nominees

        Our board of directors has nominated Eyal Waldman, Irwin Federman, Dov Baharav, Glenda Dorchak, Thomas Weatherford and Shai Cohen for re-election to our board of directors. Certain information regarding their individual experience, qualifications, attributes and skills that led our board of directors to conclude that they should serve on the board is described below. Each nominee for director has consented to being named in this proxy statement and has indicated a willingness to serve if elected. Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable. If elected, Mr. Waldman, Mr. Federman, Mr. Baharav, Ms. Dorchak, Mr. Weatherford and Mr. Cohen will hold office until our annual general meeting of shareholders to be held in 2017, or until their respective successors have been elected and have qualified or until their earlier resignation or removal. In the event that the aforementioned persons' appointments are approved by the Company's general meeting, they will be compensated in accordance with our director compensation program, provided that Mr. Cohen shall be entitled to compensation for his service on the board of directors retroactive from January 2016. Please refer to the description of the compensation of our directors under the heading "Director Compensation" in this proxy statement.

        Eyal Waldman is a co-founder of Mellanox, and has served as our president and chief executive officer and as a member of our board of directors since March 1999. From March 1999 until June 2013, Mr. Waldman served as our chairman of our board of directors. From March 1993 to February 1999, Mr. Waldman served as vice president of engineering and was a co-founder of Galileo Technology, Ltd., a semiconductor company, which was acquired by Marvell Technology Group, Ltd. in January 2001. From August 1989 to March 1993, Mr. Waldman held a number of design and architecture related positions at Intel Corporation, a manufacturer of computer, networking and communications products. Mr. Waldman also previously served on the board of directors of a number of private companies. Mr. Waldman holds a Bachelor of Science in Electrical Engineering and a Master of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Waldman is located in Israel. Mr. Waldman's qualifications to serve on our board of directors include his role as a co-founder of Mellanox, more than a decade of service as our president, chief executive officer and chairman of our board of directors, and his design, engineering and architecture expertise. Our board of directors particularly values Mr. Waldman's extensive experience in the semiconductor industry and as our chief executive officer, which gives him unique insights into the Company's challenges, opportunities and operations.

        Irwin Federman has served as a member of our board of directors since June 1999 and as chairman of our board of directors since June 2013. Mr. Federman has served as our lead independent director since March 2010. Mr. Federman was a general partner of U.S. Venture Partners ("USVP"), a venture capital firm, from April 1990 to October 2015. He is now a Senior Advisor to USVP. Mr. Federman was president and chief executive officer of Monolithic Memories, Inc., a semiconductor company, from 1978 to 1987. Mr. Federman serves on the boards of directors of SanDisk Corporation, a data storage company, Intermolecular, Inc., a materials analysis and discovery company, Check Point Software Technologies Ltd., a security software company, and a number of private companies and charitable trusts. Mr. Federman holds a Bachelor of Science in Economics from Brooklyn College and was awarded an Honorary Doctorate of Engineering from Santa Clara University. Mr. Federman is located in the United States.

        Dov Baharav has served as a member of our board of directors since November 2010. Mr. Baharav is the chairman of Gilat Satellite Networks Ltd., a provider of products and services for satellite-based broadband communications, and Cyberint Technologies Ltd., which specializes in Information and Cyber Security. Mr. Baharav has served as the chairman of the board of directors of Israel Aerospace Industries, Ltd., a defense and civil aerospace technology company, from July 2011 until October 2013. From March 2013 to December 2014, Mr. Baharav served on the board of directors of Allot Communications, Ltd., a foreign private issuer which provides IP service optimization solutions for fixed and mobile broadband operators and large enterprises. From July 2002 until November 2010, Mr. Baharav served as president and chief executive officer of Amdocs Management Limited ("Amdocs"), a communications services company. He also served as a member of Amdocs' board of directors and executive committee from July 2002 until November 2010. Mr. Baharav joined Amdocs in 1991 as vice president and then president of Amdocs' principal U.S. subsidiary, Amdocs, Inc., and served as chief financial officer of Amdocs from 1995 until June 2002. From 1983 until 1991, Mr. Baharav served as chief operating officer of Optrotech Ltd., an electro-optical device company. Mr. Baharav is the chairman of scholarships fund with the College of Management Academic Studies in Rishon Lezion, Israel. He was also a member of the board of directors of SeamBI, a private advertising technology company, from July 2006 to November 2012. Mr. Baharav holds a Bachelor of

Science degree in Physics and Accounting, as well as a Master of Business Administration, from the University of Tel Aviv. Mr. Baharav is located in Israel.

        Glenda Dorchak has served as a member of Mellanox's board of directors since July 2009. Ms. Dorchak currently serves on the board of boards of Energy Focus Inc., a public company providing energy efficient LED lighting and technology, and Mirametrix Inc, a private software company that provides gaze-tracking software. She is also an Operating Advisor to OMERS Private Equity, a private equity investment fund for a Canadian pension plan. Ms. Dorchak was Executive Vice President and General Manager of Global Business for Spansion, Inc., a Sunnyvale, California based flash memory provider, from April 2012 to June 2013. From January 2009 until September 2010, when it was acquired by Red Bend Software, Ms. Dorchak was the chief executive officer and vice chairman of VirtualLogix, Inc., a Sunnyvale, California based provider of virtualization software for wireless and embedded devices. Prior to VirtualLogix, Inc., she served as chairman and chief executive officer of Intrinsyc Software International, Inc., a product development company of hardware, software, engineering and production services, from August 2006 to November 2008 where she had also served as an independent director September 2003 to December 2004. Ms. Dorchak was an executive with Intel Corporation from 2001 to 2006, including serving as vice president and chief operating officer of Intel Corporation's Communications Group; vice president and general manager of Intel's Consumer Electronics Group; and vice president and general manager of the Broadband Products Group. Prior to her tenure at Intel Corporation, she served as chairman and chief executive officer of Value America, Inc., an online retailer, from September 1999 to November 2000. From 1974 to 1998, Ms. Dorchak's career was spent with IBM Corporation ("IBM"), a multinational technology and consulting corporation, both in Canada and later with IBM based in Raleigh, North Carolina, where she held executive positions with the IBM's Personal Systems Group, including directorships with the Ambra Systems Group and IBM PC North America. Ms. Dorchak is located in the United States. Ms. Dorchak's qualifications to serve on our board of directors include her executive and board member experience in the software and technology industries. Our board of directors particularly values Ms. Dorchak's knowledge, experience and understanding of global markets gained from over 30 years in the technology industry.

        Thomas Weatherford has served as a member of our board of directors since November 2005. From August 1997 until his retirement in January 2003, Mr. Weatherford served as executive vice president and chief financial officer of Business Objects SA, a provider of business intelligence software. Mr. Weatherford also serves on the board of directors of Guidewire Software, Inc., an insurance technology company. Mr. Weatherford also previously served on the board of directors of Spansion Inc., a provider of flash memory products from May 2010 until its merger with Cypress in March 2015, Tesco Corporation, a global provider of technology-based solutions to the upstream energy industry, from May 2004 to May 2013, SMART Modular Technologies, Inc., a manufacturer of legacy and custom computer components, from March 2005 until it was sold to Silverlake Partners in August 2011, Advanced Analogic Technologies, Inc., a semiconductor company, from July 2004 until February 2011 and several privately held companies. Mr. Weatherford holds a Bachelor of Business Administration from the University of Houston. Mr. Weatherford is located in the United States. Mr. Weatherford has also served as a member of an SEC advisory committee on accounting standards. Mr. Weatherford's qualifications to serve on our board of directors include his accounting and finance expertise, experience in the semiconductor and technology industries and service on the boards of directors of several companies. Our board of directors particularly values Mr. Weatherford's experience on public company audit committees and overseeing the preparation of financial statements, as well as his familiarity with accounting standards.

        Shai Cohen has served as a member of our board of directors since December 2015. Mr. Cohen is a co-founder of Mellanox and served as our chief operating officer from May 2011 until February 2016. Previously, Mr. Cohen served as our vice president of operations and engineering from June 1999 until

May 2011. From September 1989 to May 1999, Mr. Cohen worked at Intel Corporation, where he was a senior staff member in the Pentium processors department and a circuit design manager at the cache controllers group. Mr. Cohen holds a Bachelor of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Cohen's qualifications to serve on our board of directors include his role as a co-founder of Mellanox, his previous service as our chief operating officer, and his design, engineering and architecture expertise. Our board of directors particularly values Mr. Cohen's extensive experience in the semiconductor industry and his knowledge of the inner workings of the Company, which gives him unique insights into the Company's challenges, opportunities and operations.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE SIX NOMINEES FOR DIRECTOR LISTED IN THIS PROPOSAL ONE.

Outside Directors Continuing to Serve Until 2016 Annual General Meeting

PROPOSAL TWO—ELECTION OF OUTSIDE DIRECTORS

Outside Director Nominees

        Under Israeli law, we are required to appoint at least two directors who satisfy the criteria for outside directors as defined in the Companies Law. These criteria differ from the criteria for independence under the applicable rules and regulations of the SEC and The NASDAQ Stock Market. Amal Johnson and Thomas Riordan were elected to serve as our outside directors in 2007 for a three-year term, then re-elected to serve as our outside directors in 2010 for an additional three-year term and then re-elected to serve as our outside directors in 2013 for an additional three-year term. Our audit committee and board of directors have nominated Ms. Johnson and Mr. Riordan for re-election as outside directors under the Companies Law and determined that, given their expertise and special contribution to the board of directors and its committees, their election for an additional three-year term is for the Company's benefit. Certain information regarding their individual experience, qualifications, attributes and skills that led our audit committee and board of directors to conclude that they should serve on the board, is described below. Each nominee for outside director has consented to being named in this proxy statement and has indicated a willingness to serve if elected. Although we do not anticipate that any nominee for outside director will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable. If elected, Ms. Johnson and Mr. Riordan will hold office for an additional three-year term until our annual general meeting in 2019, or until his or her successor shall be duly elected or appointed, or until his or her earlier resignation or removal, subject to and in accordance with the provisions of the Companies Law.

        Amal M. Johnson has served as a member of our board of directors since October 2006. Ms. Johnson is currently the executive chairman of the board of directors of Author-it Software Corporation, a Software-as-a-Service private company that provides a platform for creating, maintaining, and distributing single-sourced technical content. Prior to joining Author-it, Ms. Johnson served as the chairman of MarketTools, Inc., an internet-based market research company, from August 2008 through January of 2012, and as chief executive officer from March 2005 through August 2008. Prior to joining MarketTools, Ms. Johnson was a general partner at ComVentures L.P., an investment fund, from April 2004 to March 2005 and a general partner at Lightspeed Venture Partners, a venture capital firm, focusing on enterprise software and infrastructure, from March 1999 to March 2004. Previously, Ms. Johnson was president of Baan Supply Chain Solutions, an enterprise resource planning software company, from January 1998 to December 1998, president of Baan Affiliates from January 1997 to December 1997, and president of Baan Americas from October 1994 to December 1996. Prior to that, Ms. Johnson served as president of ASK Manufacturing Systems, a defense and space company, from August 1993 to July 1994 and held executive positions at IBM from 1977 to June 1993. Ms. Johnson also serves on the board of directors of Intuitive Surgical Inc., a medical device company, and CALAMP, a wireless networking company. Ms. Johnson holds a Bachelor of Arts in Mathematics from Montclair State University, and studied computer science at Stevens Institute of Technology graduate school of engineering. Ms. Johnson is located in the United States. Ms. Johnson's qualifications to serve on our board of directors include her executive and board member experience in the software and technology industries. Our board of directors particularly values Ms. Johnson's significant enterprise infrastructure knowledge acquired from executive leadership roles at software and market research focused companies.

        Thomas Riordan has served as a member of our board of directors since May 2007. Mr. Riordan previously served as a member of our board of directors from February 2003 to February 2005. Mr. Riordan is currently the executive vice president and chief operating officer of Mosys, Inc., a semiconductor company, which he joined in April 2011. Prior to joining Mosys, Mr. Riordan was the chief executive officer of Exclara, Inc., a semiconductor company, a position which he held from August 2006 until March 2011. Prior to Exclara, from January 2005 until July 2006, Mr. Riordan was an Entrepreneur-in-Residence at Bessemer Venture Partners, an investment fund. Prior to Bessemer Venture Partners, from August 2000 to December 2004, Mr. Riordan was vice president of the microprocessor division of PMC-Sierra, Inc., a semiconductor company. From August 1991 to August 2000, Mr. Riordan was chief executive officer, president and a member of the board of directors of Quantum Effect Devices, Inc., a semiconductor design company that Mr. Riordan co-founded. From February 1985 to June 1991, Mr. Riordan served in various design and managerial roles, most recently as director of research and development at MIPS Computer Systems, Inc., a semiconductor design company. From March 1983 to January 1985, Mr. Riordan served as a design engineer at Weitek Corporation, a semiconductor company. From October 1979 to February 1983, Mr. Riordan was a design engineer at Intel Corporation. Mr. Riordan holds a Bachelor of Science degree in Electrical Engineering from Florida Technological University and a Master of Science degree in Electrical Engineering as well as a Bachelor of Arts degree in Government from the University of Central Florida and has done post-graduate work in Electrical Engineering at Stanford University. Mr. Riordan served as a member of the board of directors of PLX Technology, Inc., a semiconductor and software company, from November 2004 until its acquisition by Avago Technologies Ltd. in August 2014. Mr. Riordan also serves on the boards of directors of several private companies. Mr. Riordan is located in the United States. Mr. Riordan's qualifications to serve on our board of directors include his extensive executive, management and board member experience in the semiconductor and technology industries. Our board of directors particularly values Mr. Riordan's more than 30 years of experience as a developer, manager and executive in semiconductors and microprocessors.

Outside Directors Continuing to Serve Until 2017 Annual General Meeting

        David Perlmutter has served as a member of our board of directors since May 2014. Since March 15, 2016, Mr. Perlmutter has also served as a Managing General Partner of Eucalyptus Growth Capital, focusing on investing in Israeli Hi Tech growth start ups. Mr. Perlmutter previously served, since 2009 and until February 2014, as an executive vice president, general manager of the Intel Architecture Group and chief product officer of Intel Corporation. During this period, Mr. Perlmutter was responsible for the business and development of Intel's platform solutions for all computing and communication segments including datacenters, desktops, laptops, handhelds, embedded devices, and computer electronics. Prior to that period, Mr. Perlmutter served at the Intel Corporation for 29 years, during which he held various management positions and was instrumental in developing several major products at Intel. Since April 2014, Mr. Perlmutter has served as a board member of several private technology companies, including Strato Scale Ltd., a virtualization technology company, OptimaTest Ltd., a security and investigations company, and Kili Technology Corporation, a silicon, electronic and software design company. He also currently chairs two nonprofit organizations, The Israel Innovation Institute, and Mishelanu—Strengthening Jewish and Israeli Identity of 2nd Generation Israelis in the US, and has been a member of the Board of Governors of Technion, Israel Institute of Technology, since January 2005. Mr. Perlmutter holds patents on branch target buffers and multiprocessing cache coherency protocols. In addition, he received an award for innovation in industrial development from the Israeli president in 1987 for the development of the i387 math coprocessor and was elected as a Fellow of the Institute of Electronics and Electrical Engineers in 2008 for his contributions to the mobile computer industry. Mr. Perlmutter graduated from the Technion, Israel Institute of Technology, with a B.Sc. in Electrical Engineering. Mr. Perlmutter is located in Israel. Mr. Perlmutter's qualifications to serve on our board of directors include his executive experience in the software and technology industries. Our board of directors particularly values the significant knowledge he has acquired from executive leadership roles at Intel Corporation.

Requirements for Outside Directors under the Companies Law

        Under the Companies Law, companies incorporated under the laws of the State of Israel with shares listed on an exchange, including The NASDAQ Market, must appoint at least two outside directors. Directors Amal Johnson and Thomas Riordan qualify as outside directors under the Companies Law. The Companies Law provides that a person may not be appointed as an outside director if the person is a relative of the controlling shareholder of the company or if the person (or any of the person's relatives, partners, employers or anyone to whom the person is directly or indirectly subjected to or any entity under the person's control) has or had during the two years preceding the date of appointment any affiliation with the company, its controlling shareholder, any of the controlling shareholder's relatives, any other entity under the control of the company or the company's controlling shareholder, the chairman of the board of directors of the company, the company's chief executive officer, any beneficial owner of 5% or more of the issued shares or the voting power of the company or the most senior executive officer of the company in the finance field.

        The term "affiliation" includes:

  •
  an employment relationship;

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  a business or professional relationship maintained on a regular basis;

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  control; and

  •
  service as an office holder, excluding service as a director in a private company prior to the first offering of its shares to the public if such director was appointed as a director of the private company in order to serve as an outside director following the public offering.

        "Office holder" is defined in the Companies Law as a chief executive officer, chief business manager, deputy general manager, vice general manager, any person who holds such position in the company even if such person holds a different title, any director and other manager or officer who reports directly to the chief executive officer.

        No person can serve as an outside director if his or her position or other business interests create, or may create, a conflict of interest with his or her responsibilities as an outside director or may otherwise interfere with his or her ability to serve as an outside director.

        No person can serve as an outside director if such person serves as a director in another company in which a board member of the Company serves as an outside director.

        No person can serve as an outside director if such person is an employee of the Israeli Securities Authority or of an Israeli stock exchange.

        No person can serve as an outside director if the person (or any of the person's relatives, partners, employers, anyone to whom the person is directly or indirectly subjected to or any entity under the person's control) has business or professional relations with anyone the affiliation with whom is prohibited by the Companies Law, even if those affiliations are not general, excluding negligible affiliations.

        Our outside directors are required to possess professional qualifications as set out in regulations promulgated under the Companies Law. In addition, our board of directors is required to determine how many of our outside directors should be required to have financial and accounting expertise. In determining such number, the board of directors must consider, among other things, the type and size of the company and the scope and complexity of its operations.

        Under the Companies Law, each of our outside directors must also serve on our audit committee and compensation committee. Ms. Johnson and Mr. Riordan are both currently members of our audit committee and compensation committee.

        Under the Companies Law, until the lapse of two years from termination of office (and with respect to a relative of an outside director who is not the outside director's spouse or child, one year from termination of office), we may not grant a person who served as an outside director of the company, or to its spouse or child, any benefit, directly or indirectly, and may not engage a person who served as an outside director of the company, or its spouse or child as an office holder of the company or an entity under the control of the company's controlling shareholder and cannot employ or receive services from that person, either directly or indirectly, including through a corporation controlled by that person.

        Outside directors will be elected by the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot, provided that either:

  •
  at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in the election (other than a Personal Interest which is not the result of an affiliation of the shareholder with the controlling shareholder) voted at the meeting are voted in favor of the election of the outside director nominee (disregarding abstentions); or

  •
  the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against the election of the outside director nominee does not exceed two percent of the aggregate voting rights in the company.

        The initial term of an outside director is three years. Thereafter, an outside director, may be re-elected by the shareholders to additional two terms of three years each. Notwithstanding the aforesaid, if the audit committee and the board of directors confirm that, in light of the outside director's expertise and special contribution to the work of the board of directors and its committees, the re-election for additional three year period(s) is beneficial to the company, such re-election is allowed. If elected, both Ms. Johnson and Mr. Riordan will be elected to their fourth three-year terms as directors. An outside director may be removed only by the same percentage of shareholders as is required for his or her election, or by a court, and then only if he or she ceases to meet the statutory requirements for his or her appointment or if he or she violates the duty of loyalty to the company.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE TWO NOMINEES FOR OUTSIDE DIRECTOR LISTED IN THIS PROPOSAL TWO.

 PROPOSAL THREE—APPROVAL OF SALARY INCREASE, CONTRIBUTIONS TO SEVERANCE, PENSION AND EDUCATION FUNDS AND CASH BONUS TO BE PAID TO EYAL WALDMAN

        Under Israeli law, the terms of service of the chief executive officer of a public company require the approval of the compensation committee, board of directors and holders of a majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon provided that (i) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in the approval voted at the meeting are voted in favor (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against the terms of service of the chief executive officer does not exceed two percent of the aggregate voting rights in the Company. In recognition of Mr. Waldman's significant contribution to the Company as president and its chief executive officer, each of our compensation committee and our board of directors and subject to the approval of our shareholders at this meeting has approved (i) an increase in the annual base salary of Mr. Waldman from $515,000 to $570,000 effective retroactively from April 1, 2016, and accordingly any contribution to Israeli severance, pension and education funds shall be made based on the updated base salary and (ii) a cash bonus to be paid to Mr. Waldman in the amount of $300,000 for services rendered for the fiscal year ended December 31, 2015, pursuant to the Company's annual discretionary cash bonus compensation program.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL OF THE COMPENSATION COMMITTEE, APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN EYAL WALDMAN'S ANNUAL BASE SALARY, CONTRIBUTIONS TO SEVERANCE, PENSION AND EDUCATION FUNDS AND THE CASH BONUS TO BE PAID TO EYAL WALDMAN FOR THE YEAR ENDED DECEMBER 31, 2015, AS DESCRIBED IN THIS PROPOSAL THREE.

PROPOSAL FOUR—APPROVAL OF THE GRANT OF RESTRICTED SHARE UNITS TO EYAL WALDMAN

        Under Israeli law, the terms of service of the chief executive officer of a public company require the approval of the compensation committee, board of directors and holders of a majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon provided that (i) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in such approval voted at the meeting are voted in favor (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against the terms of service of the chief executive officer does not exceed two percent of the aggregate voting rights in the Company. Following the approval of our compensation committee, our board of directors has approved the grant of 100,000 restricted share units to Eyal Waldman, which will be granted from the share pool reserved for future issuance under our Restated 2006 Plan if approved by our shareholders, or else our existing Global Share Incentive Plan (2006), previously approved by our shareholders, in accordance with the terms described below in recognition of his significant contribution to the Company as its president and chief executive officer. We are now seeking shareholder approval of the grant of these restricted share units from existing share reserves, as required pursuant to Israeli law.

        If approved by our shareholders, the restricted share units will be granted to Mr. Waldman under our Restated 2006 Plan if such amendment and restatement is approved by our shareholders, or else our existing Global Share Incentive Plan (2006), previously approved by our shareholders. The restricted share units will vest at the rate of 12/48th of the original number of ordinary shares on May 1, 2017, and thereafter at the rate of 3/48th of the original number of shares on the first day of each quarterly period of August, November, February and May commencing August 1, 2017, with the last 3/48th of the original number of shares vesting on May 1, 2020, so long as Mr. Waldman continues to provide services to the Company.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL OF THE COMPENSATION COMMITTEE, APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE GRANT OF RESTRICTED SHARE UNITS TO EYAL WALDMAN, AS DESCRIBED IN THIS PROPOSAL FOUR.

 PROPOSAL FIVE—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY VOTE") AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT

Background

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our shareholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

Summary

        As required pursuant to Section 14A of the Exchange Act, we are asking our shareholders to provide advisory approval of the compensation of our named executive officers, as defined in the "Compensation Discussion and Analysis" section below, as such compensation is described in such section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement. Our compensation program for our named executive officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders. The following is a summary of the primary components of our named executive officer compensation. We urge our shareholders to review the Compensation Discussion and Analysis section of this proxy statement and executive-related compensation tables for more information.

        One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. As we have grown and matured as a public company, our compensation objectives have continued to evolve and the base salaries for our named executive officers were increased in 2015 so that they would be closer to the market median. The named executive officers' 2015 base salaries were either at the median of the market survey data or between the 40-45th percentile of the survey data, as discussed more fully in the "Compensation Discussion and Analysis" section of this proxy statement. Generally, the base salary established for an individual named executive officer reflects many inputs, including our chief executive officer's assessment of the named executive officer's performance, the level of responsibility the named executive officer bears and competitive pay levels based on salaries paid to employees with similar roles and responsibilities based on market survey data.

        Another component of our compensation program is annual cash bonuses. We structure our annual cash bonus award program to reward named executive officers for our Company's successful performance, measured on the basis of our operating income (determined on a non-GAAP basis), and for each individual's contribution to that performance in accordance with the Company's Compensation Statement. Our operational and financial performance during 2015 drove our annual cash incentive payouts. Consistent with our approach of placing a greater emphasis on equity compensation, our compensation committee awarded bonuses under the Company's annual cash bonus compensation program in February 2016 for services performed in the year ended December 31, 2015 that ranged from 25% to 50% of each named executive officer's, other than our chief executive officer's, base salary paid during 2015. These bonus amounts represented between approximately 3 and 6 months of base salary for each executive.

        The third component of our compensation program is equity awards. In 2015, we granted restricted share units to our named executive officers in order to align their interests with the interests of our shareholders by tying the value delivered to our named executive officers to the value of our ordinary shares. We also believe that restricted share unit grants to our named executive officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the Company's performance and rewarding executives for creating shareholder value over the long-term.

        The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or our board of directors. Our board of directors believes that the information provided above and within the Compensation Discussion and Analysis and compensation tables included in this proxy statement demonstrates that our named executive officer compensation is designed to provide incentives and rewards for our short-term, mid-term and long-term performance, and is structured to motivate the Company's named executive officers to meet our strategic objectives, thereby maximizing total return to shareholders.

        We therefore propose that at the Annual General Meeting, the following resolution be adopted:

        "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

        Our board of directors has adopted a policy providing for an annual say-on-pay advisory vote. Unless our board of directors modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay advisory vote will be held at the 2017 annual general meeting of shareholders.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT, AS DESCRIBED IN THIS PROPOSAL FIVE.

 PROPOSAL SIX—APPROVAL OF THE MELLANOX TECHNOLOGIES, LTD. AMENDED AND RESTATED GLOBAL SHARE OPTION INCENTIVE PLAN (2006)

        We are asking our shareholders to approve the Mellanox Technologies, Ltd. Amended and Restated Global Share Incentive Plan (2006) (the "Restated 2006 Plan"), which constitutes an amendment and restatement of the Mellanox Technologies, Ltd. Global Share Incentive Plan (2006) and its appendices (the "2006 Plan"). The Restated 2006 Plan became effective on March 14, 2016, subject to shareholder approval. The term of the 2006 Plan absent approval of the amendment and restatement would expire in October 2016. The approval of the Restated 2006 Plan extends the term to February 2026. The approval by of the Restated 2006 Plan by the Company's shareholders is recommended by the board of directors.

        Employees, consultants and members of the board of directors of the Company and its affiliates are eligible to receive equity awards under the Restated 2006 Plan. The Restated 2006 Plan provides for the grant of stock options, performance-based awards and other equity awards granted in accordance with the provisions of an applicable appendix to the plan, including restricted shares and restricted share units.

        We depend on the performance and commitment of our employees to succeed. The use of equity-based long-term incentives assists us in attracting, retaining, motivating and rewarding talented employees. Providing equity grants creates long-term participation in our Company and aligns the interests of our employees with the interests of our shareholders. The use of equity awards as compensation also allows us to conserve cash resources for other important purposes.

        The Restated 2006 Plan reserves 750,000 ordinary shares for issuance under new equity awards and reduces to zero the shares available for issuance under all of the Company's other equity incentive plans as follows. As of the effective date of the Restated 2006 Plan, the Company ceased granting awards under each other equity incentive plan in effect, including the Company's 1999 United States Equity Incentive Plan, the 1999 Israeli Share Option Plan, the 2003 Israeli Share Option Plan, the Voltaire Ltd. 2007 Incentive Compensation Plan, the Voltaire Ltd. Section 102 Stock Option/Stock Purchase Plan, the Voltaire, Ltd. 2001 Section 102 Stock Option/Stock Purchase Plan, the Voltaire Ltd. 2001 Stock Option Plan, the Kotura, Inc. Second Amended and Restated 2003 Stock Plan,the IPtronics, Inc. 2013 Restricted Stock Unit Plan, the Global Share Incentive Assumption Plan (2010), the EZchip Semiconductor Ltd. 2003 Amended and Restated Equity Incentive Plan, the EZchip Semiconductor Ltd. 2007 U.S. Equity Incentive Plan and the Amended and Restated EZchip Semiconductor Ltd. 2009 Equity Incentive Plan (the "Prior Plans") and will grant new awards only from the Restated 2006 Plan, the share reserve of which includes 750,000 ordinary shares plus any shares subject to issued and outstanding awards under the Prior Plans that expire, are cancelled or otherwise terminate after the effective date of the Restated 2006 Plan. The existing share reserve of the 2006 Plan will no longer be available for issuance under the Restated 2006 Plan. The Restated 2006 Plan also extends the term of the 2006 Plan to February 2026. In addition, the Restated 2006 Plan implements additional amendments to reflect compensation and governance best practices. Approval of the Restated 2006 Plan will allow us to continue to use equity-based long-term incentives to attract, retain and motivate key talent.

Key Features of the Restated 2006 Plan

        The Restated 2006 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the Restated 2006 Plan as follows:

  •
  No Increase to Share Reserve Available for Issuance without Shareholder Approval.  Without shareholder approval, the Restated 2006 Plan prohibits any amendment that increases the total number of shares that may be issued under the Restated 2006 Plan (other than adjustments in connection with certain corporate reorganizations and other events).

  •
  No Single-Trigger Vesting Acceleration of Awards.  The Restated 2006 Plan does not provide for single-trigger accelerated vesting provisions for changes in control unless awards are not assumed or substituted by the surviving entity.

  •
  No Repricing of Awards.  Under the Restated 2006 Plan, awards may not be repriced, replaced or regranted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.

  •
  No Evergreen Feature.  The Restated 2006 Plan removes the annual increase to the share reserve that was provided for under the 2006 Plan.

  •
  No Liberal Share Recycling on Share Options.  Under the Restated 2006 Plan, any shares tendered or withheld to satisfy the exercise price or tax withholding obligation for any stock option may not be added back to the share reserve.

Background on Share Reserve

        Our board of directors has determined to limit the number of shares authorized for issuance under all of the Company's equity incentive plans by ceasing to grant new awards under the Prior Plans and setting the share reserve of the Restated 2006 Plan to 750,000 shares plus any shares subject to issued and outstanding awards under the Prior Plans that expire, are cancelled or otherwise terminate following the effective date of the Restated 2006 Plan. Our board of directors determined that this share reserve was appropriate in light of the advice of proxy advisory services, which considered the costs of the plan.

        The following information summarized the Company's activity under its all equity incentive plans as of March 14, 2016:

  •
  Options covering 1,926,136 ordinary shares, with a weighted average exercise price of $31.35 and a weighted average remaining term of 4.13 years remained outstanding;

  •
  Unvested restricted share units covering 4,093,351 ordinary shares were outstanding;

  •
  806,927 shares remained available for grant; and

  •
  2,145,403 shares have been granted under all of our equity incentive plans since December 31, 2015, including 499,894 restricted share units assumed under the EZchip Semiconductor Ltd. equity incentive plans in connection with our acquisition of EZchip Semiconductor Ltd. in February 2016.

As of March 14, 2016, the Company had 47,623,382 ordinary shares outstanding.

        In addition, the following summarizes key equity metrics regarding the 2006 Plan and our other equity incentive plans:

  •
  In 2015, 2014 and 2013, we granted a total of approximately 1,353,095, 1,020,970, and 1,193,786 shares, respectively, under the 2006 Plan and our other equity incentive plans. This level of equity awards represents a three-year simple average burn rate of 2.6% of fully diluted common shares outstanding.

  •
  In 2015, 2014 and 2013, our end of year overhang rate, calculated by dividing (i) the number of shares remaining available for issuance under our 2006 Plan and our other equity plans by (ii) the number of our shares outstanding at the end of the fiscal year, was 2.9%, 3.3% and 2.8%, respectively.

  •
  If the Restated 2006 Plan is approved, the share reserves for issuance under all Prior Plans will be reduced to zero. The 750,000 ordinary shares newly reserved under the Restated 2006 Plan will represent overhang rate of 1.6%, based on the number of our ordinary shares outstanding as of March 14, 2016.

Shareholder Approval Requirement

        Shareholder approval of the Restated 2006 Plan is necessary in order for us to meet NASDAQ shareholder approval requirements and take tax deductions for certain compensation resulting from awards granted thereunder intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        Specifically, approval of the Restated 2006 Plan will constitute approval of the performance criteria set forth in the Restated 2006 Plan pursuant to the shareholder approval requirements of Section 162(m) of the Code, which will enable (but not require) us to award performance-based compensation within the meaning of Section 162(m) through our 2021 annual general meeting of shareholders, preserving the deductibility of these awards for federal income tax purposes.

        If shareholders do not approve this Proposal Six, the 2006 Plan will continue in full force and effect subject to the limitations set forth in the 2006 Plan, provided, that in no event will the Company grant performance-based compensation under the 2006 Plan absent approval of this Proposal.

Material Terms of the Restated 2006 Plan

        A summary of the principal provisions of the Restated 2006 Plan is set forth below. The summary is qualified by reference to the full text of the Restated 2006 Plan, which is attached as Appendix A to this proxy statement.

Administration

        Our board of directors may administer the Restated 2006 Plan or it may delegate authority to administer the plan to a committee of board members, subject to the relevant provisions of the Companies Law. The Restated 2006 Plan is administered jointly by our board of directors and a committee consisting of two or more members of the board of directors, each of whom is an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" as defined in Rule 16b-3(b)(3) of the Exchange Act, to the extent necessary to comply with Section 162(m) of the Code and Rule 16b-3 of the Exchange Act. Subject to the relevant provisions of the Companies Law, the plan administrator shall have full authority to determine eligible participants in the Restated 2006 Plan, the number of options or ordinary shares to be awarded, as well as the time of grant, vesting schedule and any acceleration and form of the awards. Our board of directors conducts general administration of the Restated 2006 Plan with respect to awards granted to a member of our board of directors who is not an employee.

Eligibility

        Employees, officers, consultants and non-employee directors of our Company or any of our affiliates are eligible to receive awards under the Restated 2006 Plan. As of March 14, 2016, we had approximately 2,191 employees, 28 consultants and 8 non-employee directors who were eligible to receive awards under the Restated 2006 Plan. The applicable plan administrator determines which of our employees, office holders, consultants and non-employee directors will be granted awards. No person is entitled to participate in the Restated 2006 Plan as a matter of right nor does any such participation constitute assurance of continued employment or service on our board of directors. Only those who are selected to receive grants by the plan administrator may participate in the 2006 Plan.

Shares Subject to the Restated 2006 Plan

        Under the Restated 2006 Plan, the total number of ordinary shares reserved for issuance equals the sum of: (i) 750,000 and (ii) any shares which as of the effective date of the Restated 2006 Plan are subject to awards outstanding under the Prior Plans that expire, are cancelled or otherwise terminate following such effective date. The maximum aggregate number of shares that may be issued pursuant to awards, including pursuant to incentive stock options (as defined in Section 422 of the Code) ("ISOs"), under the Restated 2006 Plan is 6,800,000 shares.

        Shares subject to an award under the Restated 2006 Plan that terminate, expire or otherwise lapse are made available for issuance again under the Restated 2006 Plan. Shares tendered or withheld to satisfy the grant price or tax withholding obligation pursuant to any award other than an option may be made available for issuance again under the Restated 2006 Plan. In addition, shares purchased on the open market with cash proceeds from the exercise of options may not be available for issuance again under the Restated 2006 Plan. To the extent permitted under applicable law, shares issued in assumption of, or in substitution for, any outstanding awards previously granted by an entity in connection with a corporate transaction will not be counted against the shares available for issuance under the Restated 2006 Plan.

        The maximum number of shares that may be subject to one or more awards granted to any person pursuant to the Restated 2006 Plan during any calendar year is 4,000,000. On March 14, 2016, the closing price of our ordinary shares on The NASDAQ Stock Market was $49.35 per share.

Awards

        The Restated 2006 Plan provides for grants of share options, performance-based awards and other equity based awards granted in accordance with the provisions of an applicable appendix to the Restated 2006 Plan, including restricted shares and restricted share units.

        Options.    Share options, including ISOs, nonqualified share options and options granted pursuant to Section 102(b)(3) of the Israeli Income Tax Ordinance (New Version) 1961, may be granted pursuant to the Restated 2006 Plan. The term of options granted under the 2006 Plan may not exceed seven years. In the case of ISOs that are granted to persons who own more than 10% of the total combined voting power of the Company, our subsidiaries or our parent at the time of grant, the term of the ISOs cannot exceed five years. The exercise price of an option is determined by the plan administrator at the time of grant, but may not be less than 100% of the fair market value per share of the underlying ordinary shares at the time of grant. ISOs granted to persons who own more than 10% of the total combined voting power of our Company, our subsidiaries or our parent on the grant date must have a per share exercise price of no less than 110% of the fair market value per share of the underlying ordinary shares at the time of grant of the ISO.

        Restricted Shares.    Restricted share awards may be granted pursuant to the Restated 2006 Plan including pursuant to Section 102(b) (3) of the Israeli Income Tax Ordinance (New Version) 1961. Participants who are granted restricted share awards generally have all of the rights of a shareholder with respect to such shares, but such shares are subject to restrictions on transferability and other restrictions the plan administrator may impose. Such restrictions may lapse in accordance with a vesting schedule or upon such circumstances as determined by the plan administrator. Any unvested ordinary shares subject to restricted share awards are generally forfeited upon termination of employment, unless our board of directors provides otherwise.

        Restricted Share Units.    Restricted share units may be granted pursuant to the Restated 2006 Plan. Restricted share units may be subject to vesting conditions determined by the plan administrator and will entitle the participant to one unrestricted ordinary share following vesting and maturity. Awards of restricted share units will be subject to such terms and conditions as determined by the plan administrator.

        Performance-based Awards.    The plan administrator may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the plan administrator for the period are satisfied. With regard to a particular performance period, the plan administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the plan administrator may reduce or eliminate (but not increase) the award.

        Under the Restated 2006 Plan, pre-established performance goals for awards intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code must be based on one or more of the following performance criteria: (i) net earnings (either before or after interest, taxes, depreciation and amortization), (ii) economic value-added, (iii) sales or revenue, (iv) net income (either before or after taxes), (v) operating earnings, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow), (vii) cash flow return on capital, (viii) return on net assets, (ix) return on shareholders' equity, (x) return on assets, (xi) return on capital, (xii) shareholder returns, (xiii) return on sales, (xiv) gross or net profit margin, (xv) productivity, (xvi) expense, (xvii) margins, (xviii) operating efficiency, (xix) customer satisfaction, (xx) working capital, (xxi) earnings per share, (xxii) price per share and (xxiii) market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. In addition, the plan administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more performance goals established under any of these performance criteria, such as adjustments related to a change in accounting principle or tax laws, related to acquisitions, to asset impairment charges or to gains or losses for litigation, arbitration and contractual settlements. For all awards intended to qualify as performance-based compensation under Section 162(m), such determinations will be made in a manner intended to comply with Section 162(m) of the Code.

Transferability of Awards; Repricing

        Except as may be permitted under an applicable appendix to the Restated 2006 Plan, no option or other award may be transferred other than by will or by the laws of descent and distribution, and during the participant's lifetime an option may be exercised only by such participant. Furthermore, except as may be permitted under an applicable appendix to the Restated 2006 Plan, shares for which full payment has not been made cannot be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution.

        The plan administrator cannot, without the approval of the shareholders of the Company, authorize the amendment of any outstanding option to reduce its price per share, or cancel any option in exchange for cash or another award when the option price per share exceeds the fair market value of the underlying ordinary shares.

Adjustments to Awards

        In the event of an equity restructuring of our Company, which is a non-reciprocal transaction between the company and its shareholders such as a share dividend, share split, spin-off, rights offering or certain recapitalizations, that affects our ordinary shares or the share price of our ordinary shares and causes a change in the per share value of the ordinary shares underlying outstanding awards, the number and type of securities subject to each outstanding award and the exercise or grant price of the award will be proportionately adjusted, and the plan administrator will make such proportionate adjustments as the plan administrator deems appropriate to reflect the equity restructuring with respect to the aggregate number and type of securities that may be issued under the Restated 2006 Plan.

        In the event of any dividend, distribution, reorganization, repurchase, exchange of ordinary shares, or other change in the corporate structure of the Company affecting the ordinary shares (other than an equity restructuring of the Company), the plan administrator shall appropriately adjust in its discretion the aggregate number and kind of shares that may be issued under the Restated 2006 Plan and the terms and conditions of any outstanding awards in order to prevent dilution or enlargement of benefits intended to be made available under the Restated 2006 Plan.

        In addition, the plan administrator has broad discretion to take action under the Restated 2006 Plan in the event of any of the corporate events described above or any other unusual or nonrecurring transactions, including to provide for: the termination of outstanding awards in exchange for cash or another award, the assumption or substitution of the award by a successor, adjustments in the number and type of shares subject to outstanding awards and the acceleration of outstanding awards.

Effect of a Change in Control

        In the event of a change in control of the Company, each outstanding award will be assumed or substituted by the successor corporation. If the successor corporation in a change in control refuses to assume or substitute an outstanding award, the award will vest in full.

Amendment and Termination

        The board of directors (or a duly authorized committee thereof) has the authority to amend the Restated 2006 Plan, subject to shareholder approval as required under the Restated 2006 Plan, including as required by applicable law, stock exchange or other regulatory rules. However, no amendment of the Restated 2006 Plan may reduce the rights under awards already granted to a participant without the consent of the affected participant. The Restated 2006 Plan will expire on February 23, 2026, the tenth anniversary of the date of its adoption by the board of directors.

U.S. Federal Income Tax Consequences

        The following is a general summary under current law of the material U.S. federal income tax consequences to participants in the Restated 2006 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a participant's personal investment circumstances. This summarized tax information is not tax advice.

        Incentive Stock Options.    A participant to whom ISOs are granted will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the ordinary shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If ordinary shares acquired upon exercise of an ISO are held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the ordinary shares will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of Code for ISOs and the tax consequences described for nonqualified share options will apply.

        Nonqualified Share Options.    For U.S. federal income tax purposes, if a participant is granted nonqualified stock options under the 2006 Plan, the participant will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of nonqualified stock options, the participant will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of an ordinary share on the date each such option is exercised. The participant's basis for the ordinary shares for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the ordinary shares on the date the participant exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

        Restricted Stock and Restricted Share Units.    A participant to whom restricted shares or restricted share units are issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted shares, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on restricted shares lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted shares, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price, and we will be entitled to a deduction for the same amount. Similarly, when restricted shares units vest and the underlying ordinary shares are issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted share units.

        Section 162(m).    In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" as provided for the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, shareholders. In particular, stock options will satisfy the "performance-based compensation" exception if the options are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the share price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the ordinary shares subject to the award on the grant date). Performance-based awards granted under the Restated 2006 Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

        Section 409A.    Certain types of awards under the Restated 2006 Plan, including restricted share units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the Restated 2006 Plan and awards granted under the plan will be structured and interpreted to comply with, or be exempt from, Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the plan administrator, the Restated 2006 Plan and applicable award agreements may be amended without award holder consent to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.

New Plan Benefits

        Except with respect to grants of (i) restricted share units that we expect will be awarded to non-employee directors serving on our board of directors following the date of our 2016 annual general meeting and (ii) the grant of 100,000 restricted share units to Mr. Waldman, subject to shareholder approval, which are shown in the table below, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the Restated 2006 Plan will be determined in the discretion of the plan administrator in the future. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Restated 2006 Plan.

Name and Position	Dollar Value of Restricted Share Units ($)	Restricted Share Units (#)
Eyal Waldman	—	100,000
Jacob Shulman	—	—
Marc Sultzbaugh	—	—
Michael Kagan	—	—
Shai Cohen	—	4,500
Executive Group	—	—
Non-Executive Director Group(1)	—	36,000
Non-Executive Officer Employee Group	—	—

(1)
Following the date of the annual general meeting, each individual who continues to serve as a non-employee director will receive an award of 4,500 restricted share units, which will vest in equal months increments over the twelve months following such meeting, subject to continued service as a non-employee director. The amount shown includes the grant of 4,500 restricted share units expected to be awarded Mr. Cohen for his service as a non-employee director shown in the table.

Awards Granted Under the 2006 Plan Since Inception

        The table below sets forth summary information concerning the number of our ordinary shares subject to options, restricted shares and restricted share units granted to certain persons under the 2006 Plan as of March 14, 2016.

Name	Options	Weighted Average Exercise Price		Restricted Share Unit Awards
Named Executive Officers:
Eyal Waldman	180,550		$11.43	364,000
Jacob Shulman	66,197		$14.31	74,139
Marc Sultzbaugh	277,154		$12.65	115,000
Michael Kagan	77,381		$12.74	91,250
Shai Cohen	86,691		$13.20	85,000

All current executive officers as a group	687,973		$12.57	729,389

Current director nominees:
Irwin Federman	34,284		$15.24	29,500
Dov Baharav	50,000		$24.19	19,500
Glenda Dorchak	57,142		$13.66	24,500
Thomas Weatherford	34,284		$15.24	29,500
Amal Johnson	22,856		$13.65	29,500
Thomas Riordan	34,284		$15.24	29,500
David Perlmutter	50,000		$32.64	4,500

All current directors who are not executive officers as a group	282,850	$		166,500

Each associate of any such directors, executive officers or nominees	—	$		—

Each other person who received or is to receive 5% of such options or rights	—	$		—

All non-executive officer employees as a group	6,871,814	$		3,301,040

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006), AS DESCRIBED IN THIS PROPOSAL SIX.

 PROPOSAL SEVEN—APPROVAL OF THE FIRST AMENDMENT TO
THE AMENDED AND RESTATED 2006 EMPLOYEE SHARE PURCHASE PLAN

        We are asking our shareholders to approve the First Amendment (the "ESPP Amendment") to the Company's Amended and Restated 2006 Employee Share Purchase Plan (the "ESPP"), which amends the ESPP to provide that the total number of shares reserved for issuance under the ESPP is 7,585,712 shares, an increase of 5,000,000 shares over the current ESPP share reserve. The ESPP Amendment also provides that the ESPP, as amended (the "Amended ESPP"), will terminate on February 23, 2026. On February 23, 2016, our board of directors approved the ESPP Amendment subject to approval of the ESPP Amendment by our shareholders. If our shareholders do not approve the ESPP Amendment, the ESPP will continue upon its terms in effect prior to the ESPP Amendment.

        The purpose of the Amended ESPP is to provide our employees the opportunity to purchase our ordinary shares at a discount through accumulated payroll deductions. The Amended ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The ESPP is an important component of the benefits package that we offer to our employees. We believe that it is a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in the success of the Company.

Summary of the Amended ESPP

        A summary of the principal features of the Amended ESPP is set forth below and qualified by reference to the full text of the ESPP, which is incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A (SEC File No. 001-33299) filed on April 19, 2012, and the ESPP Amendment, which is attached to this proxy statement as Appendix B.

        Administration.    The Amended ESPP may be administered by our board of directors or a committee designated by the board. The administrator will have the discretionary authority to administer and interpret the Amended ESPP. The administrator may delegate to one or more individuals all or any part of its authority and powers under the Amended ESPP, subject to the relevant provisions of the Companies Law and other applicable law. We will bear all expenses and liabilities incurred by the plan administrator.

        Shares Available under the Amended ESPP.    The maximum number of our ordinary shares which will be authorized for issuance under the Amended ESPP is 7,585,712 ordinary shares. The ordinary shares made available for issuance under the Amended ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the Amended ESPP. On March 14, 2016, the closing price of our ordinary shares on the NASDAQ Stock Market was $49.35 per share.

        Participating Subsidiaries.    Mellanox Technologies, Inc., a wholly owned subsidiary of the Company, is a participating subsidiary in the Amended ESPP. In addition, the plan administrator may designate certain other of our subsidiaries as participating subsidiaries in the Amended ESPP and may change these designations from time to time.

        Eligible Employees.    Employees eligible to participate in the Amended ESPP generally include employees who are employed by us on the first trading day of an offering period, or the enrollment date. Employees who customarily work less than 5 months in a calendar year or are customarily scheduled to work less than 20 hours per week will not be eligible to participate in the Amended ESPP. Finally, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all our classes of shares or of one of our subsidiaries will not be allowed to participate in the Amended ESPP.

        As of March 14, 2016, there were approximately 5 current executive officers and 2,424 current non-executive officer employees who would be eligible to participate in the Amended ESPP. Non-employee directors are not eligible to participate in the Amended ESPP.

        Participation.    Employees will enroll under the Amended ESPP by completing a payroll deduction form permitting the deduction of up to 15% from their compensation. However, a participant may not purchase more than 1,143 shares in each offering period, and may not subscribe for more than $25,000 in fair market value of our ordinary shares (determined at the time the option is granted) during any calendar year.

        Offering.    Under the Amended ESPP, participants are offered the option to purchase our ordinary shares at a discount during six-month consecutive offering periods, which commence on March 1 and September 1 of each year. The option purchase price will be the lower of 85% of the closing trading price for an ordinary share on the start date of the offering period in which the participant is enrolled or 85% of the closing trading price for an ordinary share on the purchase date, which is the last trading day in an offering period.

        Unless a participant has previously canceled his or her participation in the Amended ESPP, the participant will be deemed to have exercised his or her option in full as of each purchase date. Upon exercise, the participant will purchase the number of whole shares that his or her accumulated payroll deductions will buy at the option purchase price, subject to the participation limitations listed above.

        A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the participant's account balance will be refunded in cash. A participant may also increase or decrease his or her payroll deduction authorization during any offering period, provided that the plan administrator may limit the number of participation rate changes during any offering period. The maximum number of our shares a participant may purchase during any offering period is 1,143.

        Transferability.    A participant may not assign, transfer, pledge or otherwise dispose of (other than by will or the laws of descent and distribution) payroll deductions credited to a participant's account or any rights to exercise an option or to receive ordinary shares under the Amended ESPP. Any such attempt at assignment, transfer, pledge or other disposition will not be given effect.

        Adjustments.    The number of our ordinary shares available for purchase under the Amended ESPP, as well as the maximum number of shares that each participant may purchase during each offering period and the option purchase price and the number of shares covered by each option under the Amended ESPP that has not yet been exercised, will be proportionately adjusted for adjustments made in the number of outstanding shares or an exchange of the shares resulting from a share split, share dividend, or any other increase or decrease in the number of our ordinary shares effected without receipt of consideration by the Company.

        If there is a proposal to dissolve or liquidate us, then the offering period then in progress will be shortened by setting a new exercise date to take place before the date of our proposed dissolution or liquidation. If we undergo a merger with or into another corporation or sale of all or substantially all of our assets, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or the parent or subsidiary of the successor corporation. If the successor corporation refuses to assume the outstanding options or substitute equivalent options, then any offering period then in progress will be shortened by setting a new exercise date to take place before the date of our proposed sale or merger.

        Amendment or Termination of the Amended ESPP.    Our board of directors may amend, suspend or terminate the ESPP at any time. Unless it is sooner terminated by our board of directors, the Amended ESPP will terminate on February 23, 2026. Except in circumstances specified in the Amended ESPP, no amendment may make any change in any outstanding option that adversely affects the rights of any participant without the consent of such participant. However, the board of directors may not amend the Amended ESPP without shareholder approval to the extent necessary to comply with Section 423 of the Code.

U.S. Federal Income Tax Consequences

        The following is a general summary under current law of the material federal income tax consequences to an employee who participates in the Amended ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a participant's personal circumstances. This summarized tax information is not tax advice and a participant of an award should rely on the advice of his or her legal and tax advisors.

        The Amended ESPP, and the right of participants to make purchases thereunder, is intended to qualify for special tax treatment under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) the excess of the fair market value of the shares on the date the Company granted the option over the purchase price paid for the shares, determined assuming that the option was exercised on the date granted. Any additional gain will be treated as a capital gain.

        If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

        We are entitled to a deduction to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

New Plan Benefits

        No current directors who are not employees will receive any benefit under the Amended ESPP. Because the number of shares that may be purchased under the Amended ESPP will depend on each employee's voluntary election to participate and on the fair market value of our ordinary shares at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.

Awards Issued Under the ESPP

        The following table shows the number of our ordinary shares issued to our named executive officers and non-employee directors under the ESPP from its inception through February 28, 2016:

Name	Shares Issued	Weighted Average Exercise Price
Named Executive Officers:
Eyal Waldman	1,947	$33.50
Jacob Shulman	9,700	$17.09
Marc Sultzbaugh	9,168	$17.49
Michael Kagan	7,222	$20.34
Shai Cohen	7,183	$20.22

All current executive officers as a group	35,220	$19.40

All current directors who are not executive officers as a group:
Current director nominees:
Irwin Federman	—	$—
Dov Baharav	—	$—
Glenda Dorchak	—	$—
Thomas Weatherford	—	$—
Shai Cohen	—	$—
Amal Johnson	—	$—
Thomas Riordan	—	$—
David Perlmutter	—	$—

All current directors who are not executive officers as a group	—	$—

Each associate of any such directors, executive officers or nominees	—	$—

Each other person who received or are to receive 5% of such options or rights	—	$—

All non-executive officer employees as a group	2,283,122	$25.46

Board of Directors' Recommendation

        THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE FIRST AMENDMENT TO THE AMENDED AND RESTATED 2006 EMPLOYEE SHARE PURCHASE PLAN, AS DESCRIBED IN THIS PROPOSAL SEVEN.

PROPOSAL EIGHT—APPROVAL OF (I) AMENDMENT TO THE COMPANY'S AMENDED AND
RESTATED ARTICLES OF ASSOCIATION TO REPLACE PROVISIONS RELATED TO DIRECTOR
AND OFFICER INDEMNIFICATION AND INSURANCE AND (II) AMENDMENT TO THE
INDEMNIFICATION AGREEMENTS BETWEEN THE COMPANY AND EACH OF ITS DIRECTORS
AND OFFICERS TO ALLOW INDEMNIFICATION IN CONNECTION WITH PROCEDURES
UNDER THE ISRAELI RESTRICTIVE TRADE PRACTICES LAW, 1988

        Pursuant to the Companies Law, the Israeli Securities Law, 1968 (the "Israeli Securities Law") and the Israeli Restrictive Trade Practices Law, 1988 (the "Antitrust Law"), we are allowed to insure and indemnify our directors and officers against certain liabilities incurred for acts performed by them as directors and officers of the Company.

        The indemnity, insurance and exemption provisions in our amended and restated articles of association currently reflect the provisions of the Companies Law and the Israeli Securities Law, however, they do not reflect the provisions of the Antitrust Law.

        We propose to amend the Company's amended and restated articles of association in order to expand the indemnification and insurance provisions which allow the Company to indemnify and insure its directors and officers against liabilities incurred as a result of proceedings instituted against them under the Antitrust Law.

        We further propose to amend the indemnification agreements between the Company and each of its directors and officers to allow the Company to indemnify its directors and officers against liabilities incurred as a result of proceedings instituted against them under the Antitrust Law.

        Under the Companies Law, in order to effect an amendment to our amended and restated articles of association, the approval of a majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon is required. In addition, an amendment to indemnification agreements between the Company and each of its directors and officers must be approved by our compensation committee and our board of directors and by the majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon provided that the amendment to the indemnification agreement between the Company and Mr. Waldman requires also that (i) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in the approval voted at the meeting are voted in favor (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against the amendment to the indemnification agreement between the Company and Mr. Waldman does not exceed two percent of the aggregate voting rights in the Company.

        We therefore propose that at the Annual General Meeting, the following resolution be adopted:

        "RESOLVED to add to Article 2(a) of the Company's amended and restated articles of association a new definition after the "Securities Law" definition:

    "2(a). "Antitrust Law" shall mean the Israeli Restrictive Trade Practices Law, 5748-1988, as amended and as may be amended from time to time, and any regulations promulgated thereunder."

        RESOLVED FURTHER, to add a new Article 68(b)(i)(F) to the Company's amended and restated articles of association to enable the Company to indemnify its office holders against expenses incurred as a result of proceedings under the Antitrust Law, to read as follows:

    "68(b)(i)(F). expenses, including reasonable litigation expenses and legal fees, incurred by an Office Holder as a result of a proceeding instituted against such Office Holder under the Antitrust Law."

        RESOLVED FURTHER, to amend Article 68(b)(ii) of the Company's amended and restated articles of association to read as follows:

    "(ii) Subject to the provisions of the Companies Law and the Securities Law, the Company may undertake to indemnify an Office Holder in advance with respect to (i) financial obligations as specified in Article 68(i)(b)(A), provided, that the undertaking is limited to categories of events which, in the opinion of the Board of Directors can be foreseen, based on the Company's actual activities at the time the undertaking to indemnify is given, and in amounts set by the Board of Directors as reasonable, and (ii) expenses, fees and payments as specified in

    Sub-Sections 68(i)(b)(B), (C), (D), (E) and (F). Subject to the provisions of the Companies Law and the Securities Law, the Company may also undertake to indemnify an Office Holder retroactively for expenses, fees and payments as specified in Section 68(b)(i)."

        RESOLVED FURTHER, to add a new Article 68(c)(iii) to the Company's amended and restated articles of association to enable the Company to insure its office holders against expenses incurred as a result of proceedings under the Antitrust Law, to read as follows:

    "68(c)(iii). Subject to the provisions of the Companies Law and the Antitrust Law, the Company may also enter into a contract to insure an Office Holder for expenses, including reasonable litigation expenses and legal fees, incurred by an Office Holder as a result of a proceeding instituted against such Office Holder under the Antitrust Law."

        The full text of the proposed Company's amended and restated articles of association, as proposed to be amended by this Proposal Eight is attached as Appendix C to this proxy statement.

        RESOLVED FURTHER, to approve an amendment to the indemnification agreements between the Company and each of its directors and officers to allow indemnification of such directors or officer to the fullest extent permitted by the Companies Law and the Securities Law, with respect to expenses, including reasonable litigation expenses and legal fees, incurred by a director or officer as a result of a proceeding instituted against such director or officer under the Antitrust Law, provided that such expenses were incurred by such director or officer in his/her capacity as an office holder of the Company.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF ASSOCIATION TO REPLACE PROVISIONS RELATED TO DIRECTOR AND OFFICER INDEMNIFICATION AND INSURANCE AND THE AMENDMENT TO THE INDEMNIFICATION AGREEMENTS BETWEEN THE COMPANY AND EACH OF ITS DIRECTORS AND OFFICERS AS DESCRIBED IN THIS PROPOSAL EIGHT.

 PROPOSAL NINE—APPROVAL OF THE COMPANY'S
COMPENSATION PHILOSOPHY

        Pursuant to the Companies Law, all public Israeli companies, including companies whose shares are only publicly-traded outside of Israel, such as Mellanox, are required to adopt a written compensation policy for their office holders, which addresses certain items prescribed by the Companies Law.

        Pursuant to the Companies Law, the adoption, amendment and restatement of the policy is to be recommended by the compensation committee and approved by the board of directors after considering the compensation committee's recommendation, and thereafter to be approved by the holders of a majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon provided that (i) at least one-half of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest in such approval voted at the meeting are voted in favor (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against the terms of service of the Company's compensation philosophy does not exceed two percent of the aggregate voting rights in the Company. The approval of the shareholders may be waived in certain circumstances prescribed by the Companies Law.

        Our compensation committee reviewed our current compensation philosophy in conjunction with the Israeli law requirements, and determined to reaffirm our current compensation philosophy, which addresses the items prescribed by the Companies Law. A copy of the Company's compensation philosophy is attached as Appendix D to the proxy statement. Our board of directors, subsequently to the recommendation of compensation committee, approved the reaffirming of the compensation philosophy and recommended that it be adopted by the shareholders.

        We therefore propose that at the Annual General Meeting, the following resolution be adopted:

        "RESOLVED, to approve the Mellanox Compensation Philosophy in the form attached as Appendix D hereto."

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPANY'S COMPENSATION PHILOSOPHY AS DESCRIBED IN THIS PROPOSAL NINE.

 PROPOSAL TEN—APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF AUDIT COMMITTEE
DETERMINATION OF REMUNERATION; REVIEW MANAGEMENT'S REPORT ON OUR
BUSINESS FOR THE YEAR ENDED DECEMBER 31, 2015 AND REVIEW AND DISCUSSION OF
OUR 2015 CONSOLIDATED FINANCIAL STATEMENTS

        The audit committee of our board of directors has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2016.

        The approval of the holders of a majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 is required under the Companies Law. The audit committee of our board of directors believes that such appointment is appropriate and in the best interests of the Company and its shareholders. Subject to the approval of this proposal, the audit committee will fix the remuneration of PricewaterhouseCoopers LLP in accordance with the volume and nature of their services to the Company.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual general meeting of shareholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our shareholders.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016 AND THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE THEIR FISCAL 2016 REMUNERATION IN ACCORDANCE WITH THE VOLUME AND NATURE OF THEIR SERVICES, AS DESCRIBED IN THIS PROPOSAL TEN.

        In addition you are invited to review our management's report on our business for the year ended December 31, 2015 and in accordance with Section 60(b) of the Companies Law, you are invited to discuss our 2015 consolidated financial statements, and questions regarding the financial statements may be addressed to us or to our auditors. Our Annual Report on Form 10-K for the year ended December 31, 2015, including our 2015 consolidated financial statements, is available on our website at www.mellanox.com. To have a printed copy mailed to you, please write to us at: Investor Relations, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085.

Audit and Non-Audit Services

        Subject to shareholder approval of the audit committee's authority to determine remuneration for their services, the audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. In addition to retaining PricewaterhouseCoopers LLP to audit our consolidated financial statements for the fiscal year ended 2015, the audit committee retained PricewaterhouseCoopers LLP to provide other non-audit and advisory services in 2015. The audit committee has reviewed all non-audit services provided by PricewaterhouseCoopers LLP in 2015 and has concluded that the provision of such non-audit services was compatible with maintaining PricewaterhouseCoopers LLP's independence and that such independence has not been impaired.

        The aggregate fees billed by PricewaterhouseCoopers LLP for audit and non-audit services in 2015 and 2014 were as follows:

	Fiscal Year Ended December 31,
Service Category	2015	2014
Audit Fees	$2,047,800	$1,198,000
Audit-Related Fees	—	—
Tax Fees	$189,871	$328,430
All Other Fees	—	—
Total	$2,237,671	$1,526,430

        In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees for professional services for the audit and review of our annual consolidated financial statements, as well as fees for issuance of consents and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements except those not required by statute or regulation; "audit-related fees" are fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements, including attestation services that are not required by statute or regulation, due diligence and any services related to acquisitions; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories, including services related to updating salary structures for our employees (non-executive officers), an application previously submitted to the Israeli Office of Chief Scientist and our enterprise status in Israel.

 REPORT OF THE AUDIT COMMITTEE(1)

        The audit committee, which currently consists of Messrs. Weatherford, Federman, Baharav and Riordan, evaluates audit performance, manages relations with our independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls. The board of directors adopted a written charter for the audit committee in December 2000 and most recently amended it in February 2015, which charter details the responsibilities of the audit committee. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

        The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The audit committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and reporting process, including the Company's systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2015. This review included a discussion of the quality and the acceptability of the Company's financial reporting and controls, including the clarity of disclosures in the financial statements.

        The audit committee also reviewed with the Company's independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of the Company's financial reporting and such other matters required to be discussed with the audit committee under generally accepted auditing standards in the United States including the matters required to be discussed by Auditing Standards No. 16, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board.

        The audit committee has received the written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

        The audit committee further discussed with the Company's independent registered public accounting firm the overall scope and plans for its audits. The audit committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm's examinations and evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the SEC require all issuers to obtain pre-approval from their respective audit committees in order for their independent registered public accounting firms to provide professional services without impairing independence. As such, the audit committee has a policy and has established procedures by which it pre-approves all audit and other permitted professional services to be provided by the Company's independent registered public accounting firm. From time to time, the Company may desire additional permitted professional services for which specific pre-approval is obtained from the audit committee before provision of such services commences. The audit committee has considered and determined that the provision of the services

(1)
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

other than audit services referenced above is compatible with maintenance of the auditors' independence.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 26, 2016.

        The foregoing report is provided by the undersigned members of the audit committee.

Thomas Weatherford, Chairman Irwin Federman Dov Baharav Thomas Riordan

REPORT OF THE COMPENSATION COMMITTEE(2)

        Our compensation committee reviews and recommends our programs, policies and practices relating to the compensation and benefits of our officers and employees. Our compensation committee, in consultation with our chief executive officer ("CEO"), (other than with respect to his own compensation) and our board of directors, decides how much cash compensation should be part of each of our officer's total compensation by benchmarking to a peer group of companies, which we refer to as our Peer Group Companies, and considers the relative importance of short-term incentives. In addition, our compensation committee, in consultation with our CEO (other than with respect to his own compensation), makes recommendations to our board of directors regarding equity-based compensation to align the interests of our management with shareholders, considering each named executive officer's equity holdings. Our compensation committee also manages the granting of options to purchase our ordinary shares and restricted share units under our equity incentive plans. Under the Companies Law and subject to its provisions, compensation for officers (other than directors and our CEO) is required to be approved by the compensation committee and the board of directors. Compensation for our chief executive officer is required to be approved by the shareholders, following the approval by the board of directors and compensation committee. Our compensation committee will review and evaluate, at least annually, our incentive compensation plans. All members of our compensation committee are independent under the applicable rules and regulations of the SEC, the NASDAQ Stock Market and the U.S. Internal Revenue Service.

        Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis, for the year ended December 31, 2015 with management. In reliance on the reviews and discussion referred to above, our compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in the proxy statement for the 2016 annual general meeting of shareholders, which is incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2015, each as filed with the SEC.

        The foregoing report is provided by the undersigned members of our compensation committee.

Amal Johnson, Chairman Dov Baharav Glenda Dorchak Thomas Riordan David Perlmutter

(2)
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION DISCUSSION AND ANALYSIS

        We invest our resources to grow our business in a manner that we believe will increase shareholder value. To further this objective, our compensation committee oversees our compensation program to support and reward the achievement of our financial goals and to promote the attainment of other key business objectives. In order to conduct our business effectively, we must attract, motivate and retain highly qualified employees. Our compensation program, the principles of which are included in our Compensation Statement, is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders.

        Our named executive officers for 2015 were Eyal Waldman, president and chief executive officer; Jacob Shulman, chief financial officer; Marc Sultzbaugh, senior vice president of worldwide sales; Michael Kagan, chief technology officer and Vice President of Architecture; and Shai Cohen, former chief operating officer. Mr. Cohen retired from the Company effective as of February 11, 2016.

2015 Financial Results and Link to Pay Decisions

        Company Financial Performance. In fiscal year 2015, we achieved the following levels of revenue, operating cash flow and profitability:

  •
  Revenue for 2015 was $658.1 million, an increase of 41.9 percent from revenue of $463.6 million reported in 2014.

  •
  GAAP net income in 2015 was $92.9 million, or $1.94 per diluted share, compared to net loss of $24.0 million, or $0.54 per diluted share, in 2014.

  •
  Non-GAAP net income in 2015 was $138.5 million, or $2.89 per diluted share, compared to $58.2 million, or $1.25 per diluted share, in 2014. 2015 non-GAAP net income excludes $50.8 million of share-based compensation expenses, amortization of acquired intangible assets of $9.6 million, acquisition-related expenses of $4.4 million, impairment loss on equity investment in a private company of $3.2 million and income associated with release of deferred tax valuation allowance of $22.4 million. 2014 non-GAAP net income excludes $47.2 million of share-based compensation expenses, amortization of acquired intangible assets of $12.1 million, acquisition-related expenses of $4.4 million, legal settlement costs of $1.3 million and charges associated with recognition of deferred tax valuation allowance of $17.2 million.

  •
  GAAP gross margins in 2015 were 71.3 percent, compared with 67.9 percent in 2014.

  •
  The company generated $150.5 million in cash from operating activities for the year.

  •
  Cash and investments at December 31, 2015 were $510.5 million compared to $389.0 million at December 31, 2014.

        Base Salaries.    The base salaries of our named executive officers, other than our CEO, were increased by approximately 10.7% in order to provide for a cost of living adjustment and to maintain their positioning around the market median. Our CEO's base salary was increased by approximately 10.8% in light of our CEO's significant contributions to our Company in 2014, including our record revenue growth and positive earnings during 2015. For 2015, the named executive officers' base salaries fell at the 50th percentile of the Radford U.S. or Israeli-based Zviran survey data, as applicable.

        Cash Bonuses Reflected 2015 Company Performance.    We structured our 2015 annual cash bonus award program to reward our employees, including named executive officers, for our Company's performance, measured on the basis of our non-GAAP operating income, and for each individual's contribution to that performance and all in accordance with the criteria set forth in our Compensation Statement. For 2015, the total profit sharing pool was $13.9 million and represented 10% of our non-GAAP operating income, which, inclusive of this expense was $139.9 million.

        Equity as a Key Component of Compensation.    In February 2015, our compensation committee and board of directors granted each of our named executive officers (other than our CEO) restricted share unit awards as long-term incentives to our named executive officers. Following shareholder approval at our 2015 annual general meeting of shareholders, our CEO was granted 80,000 restricted share units. Our 2015 restricted share unit awards are subject to vesting over four years, which encourages retention of our executives and encourages and rewards the executives to create shareholder value over the long term.

        In this Compensation Discussion and Analysis section, we discuss the material elements of our compensation programs and policies, including program objectives and reasons for payment of each element of our executives' compensation. Following this discussion, you will find a series of tables containing more specific details about the compensation earned by, or awarded to, our named executive officers. This discussion focuses principally on compensation and practices relating to the named executive officers for 2015.

Compensation Philosophy and Objectives

        Our compensation philosophy, the principles of which are included in our Compensation Statement, includes compensating our executives at levels that are competitive with our peer group companies, discussed more fully below, in order to attract and retain talented executives and to provide equity incentives that align the interests of our executives with the interests of our shareholders.

        Historically, we paid base salaries to our named executive officers that were less than the median base salaries paid to executive officers of our peer group companies. We did not increase base salaries in 2014 in order to control our operating expenses; however, base salaries were increased in 2015 so that they would be closer to the median. The named executive officers' 2015 base salaries were at the median of the survey data, discussed more fully below. Generally, bonus awards for 2015 were set in reference to performance during 2015 and based on the criteria set forth in the Compensation Statement.

        We seek to align the interests of our executives and other employees with the interests of our shareholders by granting our executives and other employees equity awards. In 2015, our compensation committee and board of directors granted our named executive officers restricted share units. Our compensation committee and board of directors believe that restricted share units can provide value certainty in an uncertain economic environment while continuing to align the interests of our executives and other employees with the interests of our shareholders.

        In order to provide our named executive officers employment security so that they can remain focused on our business in the event of a potential change in control, we have entered into executive severance benefits agreements with each of our named executive officers that provide for certain payments and other severance benefits in the event their service is terminated following a change in control of our Company. We believe that these executive severance benefits agreements help attract and retain talented executives by ensuring their efforts remain focused on our shareholders' long term interests without needing to engage in potential short-term employment planning.

        We believe that the cash compensation (including base salary and annual cash bonus awards) we provide, along with the security provided by equity grants in the form of restricted share units and executive severance benefits agreements, created a competitive total compensation package for our named executive officers for 2015.

Components of Compensation

        Our executive compensation program has three primary components: (i) base compensation or salary, (ii) annual cash bonuses and (iii) equity awards consisting of restricted share units. Our program is designed to provide incentives and rewards for our short-term, mid-term and long-term performance, and is structured to motivate our named executive officers to meet our strategic objectives, thereby maximizing total return to shareholders. In addition, we provide our named executive officers with benefits that we also generally make available to all salaried employees in the geographic location where they are based. In Israel, we make contributions on behalf of most of our employees, including our named executive officers, to an education fund and also to a fund known as Managers' Insurance, which provides a combination of retirement plan, insurance and severance pay benefits to Israeli employees, and permit employees to participate in the company's automobile leasing program, under which we pay for gas, maintenance, insurance and the cost of normal wear and tear of the vehicle over the life of the lease. We make matching 401(k) plan contributions in an amount up to 4% of base salary for all employees based in the United States, including our U.S.-based named executive officers.

        Our executive compensation program is administered by our compensation committee, which is currently comprised of five independent members. All of the Company's outside directors are members of the compensation committee. The outside directors constitute majority of the members of the compensation committee, as required by the Companies Law. Operating under its charter, our compensation committee reviews, in consultation with the management and the board of directors, and evaluates the Compensation Statement, including the compensation plans, policies and programs of the Company. In addition, our compensation committee reviews and recommends to our board of directors the approval of our CEO's compensation (including base salary, cash bonuses and equity awards, including stock option grants and awards of restricted share units). Our compensation committee also annually evaluates and approves certain elements of our other named executive officers' compensation, including compensation of other office holders of the Company (as the term "office holder" is defined in the Companies Law and includes our named executive officers). These annual evaluations include, inter alia: (i) consideration of the current levels and components of compensation paid to our named executive officers and office holders, (ii) consideration of the mix of cash incentives and long-term equity awards, (iii) a review of compensation paid by survey companies to executives in positions comparable to those held by our named executive officers and office holders, (iv) consideration of the ratio between an office holder's compensation and the salary paid to other employees and contractors of the Company, including without limitation, the ratios to the median and average salaries of such employees and contractors, and whether such variation has an effect on employment relationships within the Company, and (v) consideration of the education, skills, expertise, professional experience and accomplishments of the office holder, his or her role, responsibilities and previous compensation arrangement of the office holders.

        Pursuant to the Companies Law, the compensation of our named executive officers (other than our CEO) and the compensation of other office holders (who are not directors) who report directly to our CEO must also be approved by our board of directors following the approval by our compensation committee. In accordance with the Companies Law, our CEO's compensation must be approved by our compensation committee, board of directors and shareholders.

Approach for Determining Form and Amount of Compensation

        Comparison to Market Practices.    In making compensation decisions, our compensation committee and board of directors reference third-party surveys that provide compensation data.

        For 2014 and 2015, our compensation committee and board of directors referred to data from, respectively, a 2014 and 2015 Radford Executive Survey—U.S., an independent third-party national compensation survey, and Israeli-based Zviran survey, an independent third-party survey of compensation practices by large high-tech companies in Israel, which, together, we refer to as the Surveys. The Radford survey was filtered so that it consisted of semiconductor companies in the San Francisco Bay Area with revenues of between $200 million and $500 million. The industry data from the Surveys consists of salaries and other compensation paid by companies to executives in positions comparable to those held by our named executive officers. Specifically, we reviewed data on named executive officer positions in the United States from the Radford survey and for positions in Israel from the Zviran survey. However, while our compensation committee and board of directors referenced the Survey data, they were not aware of which companies were included in the Survey data.

        The Role of Our Chief Executive Officer.    Our CEO provides our compensation committee with his assessment of the performance levels of the company and our named executive officers (other than himself) and his recommendations with respect to compensation of our named executive officers (other than himself). Our compensation committee believes it is important to consider and evaluate our CEO's input on matters concerning compensation of other named executive officers. The compensation committee believes that our CEO's input regarding our other named executive officers' individual performances, as well as the expected contributions and future potential of each of them, is useful because each other named executive officer reports directly to our CEO, and our CEO interacts with our other named executive officers on an ongoing basis throughout the year.

Base Salary

        We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. We endeavor to set the base salaries of our named executive officers near the market 50th percentile. For 2015, the named executive officers' base salaries fell at the 50th percentile of the Survey data. Generally, the base salary established for an individual named executive officer reflects many inputs, including our CEO's assessment of the other named executive officers' performance, the level of responsibility the named executive officers bear, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at the peer group companies.

        Our CEO's base salary reflects his central management role, which is consistent with our review of CEO salaries in the salary surveys referenced above. The base salaries of other named executive officers are determined based on their overall duties and responsibilities within the company, their experience and qualifications and the base salaries paid by the companies participating in the Surveys for similar roles.

        In March 2015, our CEO completed his focal review of each of our named executive officers (other than himself) and recommended base salary increases for each for 2015 to our compensation committee. Our compensation committee determined that the increases in base salary were appropriate in light of the named executive officers' significant contributions to our Company in 2014, including both revenue growth and positive earnings during 2014. Our compensation committee and board of directors then approved the base salaries for 2015 based on our CEO's recommendations for each of the named executive officers other than himself. Our compensation committee's determination was based largely on the average salaries in the 50th percentile, in each case, as compared to the companies that participate in the salary surveys referenced above for positions similar to the positions held by each of our named executive officers. With input from our CEO (except with respect to himself), our compensation committee determined the base salary increase amount for each individual named executive officer's base salary following the process described above. Mr. Shulman's base salary was increased 10.0% to $275,000; Mr. Sultzbaugh's base salary was increased 10.0% to $300,000; Mr. Kagan's base salary was increased 6.67% to $223,760; and Mr. Cohen's base salary was increased 6.4% to $232,880. The base salaries reported for Messrs. Kagan and Cohen are converted from New Israeli Shekels to U.S. dollars using the 2015 average exchange rate of 3.89 New Israeli Shekels to 1 U.S. dollar.

        In May 2015, at our annual general meeting of shareholders, our shareholders approved an increase in the annual base salary of our CEO of approximately 10.8% from $465,000 to $515,000 effective from January 1, 2015.

        Upon recommendation of our compensation committee, and following the approval of our board of directors, our shareholders are requested to approve the increase of our CEO's base salary to $570,000, an increase of 10.7% over our CEO's 2015 base salary. Our compensation committee and board of directors determined the increase in base salary was appropriate in light of our CEO's significant contributions to our Company in 2015.

Annual Cash Bonus Program

        We structured our 2015 annual cash bonus award program to reward named executive officers for our Company's successful performance, measured on the basis of our non-GAAP operating income, and for each individual's contribution to that performance. We initiated our annual cash bonus program in 2005 and since then, other than with respect to our CEO, annual cash bonuses have not constituted a significant portion of our named executive officers' total compensation because we primarily rely on equity awards to provide incentives to our named executive officers.

        Under our annual cash bonus award program, our employees in good performance standing, including our named executive officers, are eligible to receive an award, in accordance with the criteria set forth in our Compensation Statement from a bonus pool in an amount that is determined annually.

        The annual bonus pool amount is determined by our compensation committee based on its assessment of our achievement of our operating plan and company profitability. For 2015, the total profit sharing pool was $13.9 million and represented 10% of our non-GAAP operating income, which, inclusive of this expense was $139.9 million. Based on consultation with our CEO, the compensation committee and board of directors determined and approved the amount of each named executive officer's bonus award from this pool for purposes of compensating them for their individual contributions to our fiscal 2015 financial performance.

        In accordance with our Compensation Statement, the maximum annual value of the cash bonus payable for each of our office holders shall not exceed two times such office holder's annual base salary. Consistent with our approach of placing a greater emphasis on equity compensation, our compensation committee awarded bonuses under the company's annual cash bonus compensation program for services performed in the year ended December 31, 2015 that ranged from 25% to 50% of each named executive officer's, other than our CEO's, base salary paid during 2015. Specifically, Mr. Shulman was awarded $70,000, which represents 25% of his base salary; Mr. Sultzbaugh was awarded $150,000, which represents approximately 50% of his base salary and Mr. Kagan was awarded $75,000, which represents approximately 29% of his base salary. Mr. Cohen was not awarded a bonus under our 2015 annual cash bonus program as he retired prior to the payment date. Payments under the annual cash bonus program were contingent upon continued employment through the actual date of payment, which was April 1, 2016. These bonus amounts represented between approximately 3 and 6 months of base salary for each executive and are consistent with our Compensation Statement. The size of each bonus was determined in the discretion of our compensation committee based upon its assessment of a number of factors, including our CEO's recommendations, overall company performance, each named executive officer's individual performance and his ability to influence our Company's performance, the relative scope of each named executive officer's responsibilities, internal equity and any other factors deemed relevant by our compensation committee.

        Pursuant to the President and CEO's compensation terms, as approved by the board of directors in accordance with the Compensation Statement, 70% of Mr. Waldman's annual cash bonus is based on overall Company performance measures determined by the Compensation Committee and the board of directors comprised of revenue and earnings per share goals. An additional 30% of the annual cash bonus is based on achievement of strategic objectives related to product developments as evaluated by the Compensation Committee and the board of directors. The specific goals for the financial metrics and strategic objectives were set by our board of directors at a level the compensation committee and our board of directors felt would be difficult to attain such that the goals would not be attained with average or below average performance by the Company.

        In February 2016, upon the recommendation and approval of our compensation committee, our board of directors approved a cash bonus to our CEO, Eyal Waldman, in the amount of $300,000, which represented approximately 58% of his base salary, based on achievement of the financial metrics of 148% and of the strategic goals of 100%, for services performed in the year ended December 31, 2015. Mr. Waldman's overall cash bonus level was determined by his achievement of his goals as set by the compensation committee and board of directors in their discretion after considering a number of factors, including Mr. Waldman's individual responsibilities and performance and market competitiveness considerations. Such level was subject to further adjustment by the compensation committee and board of directors, which considered additional factors, including but not limited to, market conditions and the growth of the company, resulting in a determination of a cash bonus in the amount of $300,000 for Mr. Waldman's 2015 performance. Payment to Mr. Waldman of this bonus remains subject to approval by our shareholders at our 2016 annual general meeting to which this proxy document relates.

Equity Compensation Awards

        Historically we have granted stock options and restricted share units to our named executive officers in order to align their interests with the interests of our shareholders by tying the value delivered to our named executive officers to the value of our ordinary shares. Annual equity award grants provide our named executive officers with long-term incentives that aid in retaining executive talent and reward executives for creating shareholder value over the long term. We may also make grants of equity awards at the discretion of our board of directors and the compensation committee in connection with the hiring or promotion of new executive officers.

        Our annual awards of restricted share units made to existing employees in February 2015, including our named executive officers, vest over four years at the rate of 12/48th of the shares on May 1, 2016, and thereafter at the rate of 3/48th of the original number of shares on the first day of each quarterly period of August, November, February and May commencing August 1, 2016, with the last 3/48th of the original number of shares vesting on May 1, 2019, so long as the restricted share unit holder remains an officer or employee of the company. We set these vesting schedules in order to provide an incentive to our employees, including our named executive officers, to continue their employment with us over the long term and, with respect to the restricted share units, generally to provide them the opportunity to sell their vested shares to cover taxes incurred with vesting during a period following the public release of our prior quarter's fiscal operating results.

        Generally, we determine the size of each equity award to a named executive officer after considering, inter alia, the role of each named executive officer within our Company, the criticality of his function within the organization and the named executive officer's current equity position from previous equity awards. Since long-term incentive compensation levels fluctuate from year to year (depending on each company's granting patterns, valuation assumptions, and stock price), we generally review surveys using long-term incentive information from our peer group companies under both a value approach, which is based on the fair value of long-term incentive awards, and a percentage of common shares outstanding approach, which compares the number of shares subject to each long-term incentive award to the number of shares outstanding for each company. Internal parity is also a principal consideration for our compensation committee when grants are made.

        In February 2015, our board of directors granted each of our named executive officers restricted share units as follows: Mr. Shulman, 13,500; Mr. Sultzbaugh, 18,000; Mr. Kagan, 15,750; and Mr.Cohen, 18,000. These award levels were higher than the levels awarded in 2014 by approximately 35% to 66%. In February 24, 2015, our board of directors also approved the grant of 80,000 restricted share units to

Mr. Waldman, subject to the approval of our shareholders, which was obtained at our 2015 annual general meeting of shareholders. The size of Mr. Waldman's 2015 award was higher than his 2014 grant by 100%, reflecting our compensation committee's positive assessment of Mr. Waldman's individual performance and contributions to the company in 2014.

        The determinations with respect to the number of restricted share units granted to each named executive officer and the vesting terms were made by our compensation committee in consultation with our CEO (except for his own grant). The size of each award correlates to our compensation committee's determination of the ability of each executive to influence the Company's performance and results and also takes into account the general considerations described above, to the extent they deemed it relevant. In 2015, our compensation committee and CEO reviewed the Surveys, but did not target a particular percentile or engage in any benchmarking. Our compensation committee and our CEO (except with respect to his own grant) recommended the number of restricted share units and the vesting terms to our board of directors.

        In accordance with our Compensation Statement, the maximum annual value of variable compensation components (cash bonuses and equity grants) for all office holders of the Company shall not exceed two percent (2%) of the Company's market cap. The compensation approved for payment to our office holders for the year 2015 complies with this requirement.

Change of Control Severance Arrangements

        We have entered into executive severance benefits agreements with each of our named executive officers which provide that if the executive's employment with our Company is terminated without cause or if the executive is constructively terminated (as these terms are defined in the agreements), in each case during the 12-month period following a change of control (as defined in the agreements) of our Company, and the executive provides us a general release of all claims, then the executive is entitled to receive the following payments and benefits:

  •
  Continuation of the named executive officer's salary for six months at a per annum rate of 120% of the executive's annual base salary in effect on the termination date.

  •
  In the case of a named executive officer who resides in the United States, if the named executive officer elects COBRA coverage under our group health plan, payment for the cost to continue COBRA coverage for the named executive officer and his eligible dependents for up to 12 months following the termination date.

  •
  Accelerated vesting and immediate exercisability of the named executive officer's outstanding and unvested stock awards as to 50% of the total number of unvested shares subject to such outstanding and unvested stock option awards.

        We determined the amount of these payments and benefits prior to our initial public offering by reference to the general practices of public companies in our industry at that time.

        The benefits payable under the severance agreements are in addition to payments or other benefits, if any, that any named executive officer who resides in Israel may be entitled to receive under applicable Israeli law. Israeli law generally requires severance pay equal to one month's salary for each year of employment upon the retirement, death or termination without cause (as defined in the Israeli Severance Pay Law) of an employee. To satisfy this requirement, we make contributions on behalf of most of our Israeli-based employees to a fund known as Managers' Insurance or to a pension fund. These funds provide a combination of pension plan, insurance and severance pay benefits to the employee, giving the employee or his or her estate payments upon retirement or death and securing the severance pay, if legally entitled, upon termination of employment. Each full-time Israeli employee and hourly employee as of September 2012, including each of our Israeli-based named executive officers, is entitled to participate in the plan. Each employee who participates contributes an amount between 5% and 5.5% of his or her salary to the pension plan and we contribute between 13.33% and 16.83% of his or her salary (consisting of between 5% and 6% to the pension plan, 8.33% for severance payments and up to 2.5% for disability insurance). In addition to the above, each full-time Israeli employee, including each of our Israeli-based named executive officers, is entitled to participate in an education fund plan. Each employee who participates contributes an amount equal to 2.5% of his or her salary to the education fund and we contribute 7.5% of his or her salary.

        Within the context of our compensation philosophy, the compensation committee believes the terms of our executive severance agreements with our named executive officers will encourage their continued attention and dedication to their assigned duties through and following any change of control of our Company. We believe that the terms of these agreements will further ensure that each of our named executive officers will continue to remain focused on the long-term objective of delivering shareholder value during and following a change of control event if they are assured that their long-term employment interests are reasonably provided for with a competitive market severance arrangement. We believe that these executive severance agreements thus help ensure the best interests of our shareholders.

        The potential payments under the executive severance benefits agreements as of December 31, 2015 are set forth below under the heading "—Potential Payments Upon Termination Following a Change of Control."

Perquisites

        Historically, from time to time, our compensation committee and board of directors have provided certain of our named executive officers with perquisites that we believe are reasonable. We do not view perquisites as a significant element of our comprehensive compensation structure, but do believe they can be useful in attracting, motivating and retaining the below named executive officers. We believe that these additional benefits may assist our executive officers in performing their duties and provide time efficiencies for our executive officers in appropriate circumstances, particularly when we require frequent or lengthy travel, and we may consider providing additional perquisites in the future. In 2015, our named executive officers received the perquisites set forth in the table below, which our compensation committee determined were appropriate in order to facilitate the efforts of Mr. Waldman and Mr. Sultzbaugh on behalf of our Company while at our California headquarters.

Name	Perquisite
Eyal Waldman	Housing and housing-related expense reimbursement
Tax reimbursement related to perquisites provided
Marc Sultzbaugh	Tax reimbursement related to perquisites provided
Housing and housing-related expense reimbursement
Select travel reimbursement

        The table above does not include automobile-related expense reimbursement, insurance reimbursement, retirement fund contributions, severance fund contributions and education fund contributions, all of which are provided to all of our employees, including our named executive officers, who are based in Israel.

        In the future, we may provide additional perquisites to our named executive officers as an element of their overall compensation structure. We do not expect these perquisites to be a significant element of our compensation structure. All future practices regarding perquisites will be approved and subject to periodic review by our compensation committee and/or board of directors.

Shareholder Advisory Vote to Approve Executive Compensation

        At our 2015 Annual General Meeting of Shareholders, our shareholders voted, in non-binding advisory votes, to approve the compensation of our named executive officers. Our compensation committee reviewed the result of the shareholders' advisory vote on executive compensation. In light of the approval by a substantial majority of our shareholders of the compensation programs described in our 2015 proxy statement (representing approximately 84% of the shares represented in person or by proxy at the meeting and entitled to vote and excluding broker non-votes and abstentions), our compensation committee did not implement changes to our executive compensation programs as a result of the shareholders' advisory vote.

Shareholder Vote to Approve the Compensation Statement

        At our 2014 Extraordinary General Meeting held on January 7, 2014, our shareholders approved our Compensation Statement for our office holders, which addresses certain items prescribed by the Companies Law. Pursuant to the Companies Law, our Compensation Statement must generally be approved by the board of directors (after considering the recommendations of the compensation committee) and the shareholders every three years.

Tax Considerations

        Section 162(m) of the U.S. Internal Revenue Code establishes a limitation on the deductibility of compensation payable in any particular tax year to our named executive officers. Section 162(m) generally provides that publicly-held companies cannot deduct compensation paid to certain named executive officers to the extent that such compensation exceeds $1 million per officer. Compensation that is "performance-based" compensation within the meaning of the U.S. Internal Revenue Code does not count toward the $1 million limit. While the compensation committee may consider Section 162(m) in making its compensation decisions, historically, the deductibility of compensation under Section 162(m) has not been a factor in the compensation committee's determination process. The compensation committee will monitor the level of compensation paid to the company's named executive officers and may act in response to the provisions of Section 162(m).

Other Policies

        Stock Ownership Policy.    Effective as of our 2015 annual general meeting of shareholders, each of our executive officers is subject to a policy that he or she hold shares of the Company with an aggregate value of at least three times his or her annual salary. Our executive officers have until May 11, 2020 to comply with this policy.

        Clawback Policy.    In addition, pursuant to our Compensation Statement, our executives are required to repay to us any excess payments, including cash and equity, made to them that were based on the Company's performance if such payments were paid based on false and restated financial statements of the Company.

2015 Summary Compensation Table

        The following table summarizes the compensation awarded to, earned by, or paid to each named executive officer for the years ended December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)(1)
Eyal Waldman(9)	2015	515,000	—	3,864,800	300,000	(4)	203,765	(3)	4,883,565
President & Chief	2014	464,267	—	1,305,600	250,000		189,696		2,209,563
Executive Officer	2013	466,005	60,000	3,235,700			202,730		3,964,435
Jacob Shulman	2015	275,000	70,000	628,425			11,681	(5)	985,106
Chief Financial Officer	2014	250,000	50,000	368,700			10,420		679,120
	2013	250,000	30,000	473,940			10,420		764,360
Marc Sultzbaugh	2015	300,000	150,000	837,900			73,291	(6)	1,361,191
Senior Vice President of	2014	273,000	65,000	442,440			76,004		856,444
Worldwide Sales	2013	273,000	42,500	737,240			76,693		1,129,433
Michael Kagan(9)	2015	215,807	75,000	733,163			53,471	(7)	1,002,441
Chief Technology Officer
and Vice President of
Architecture
Shai Cohen(9)	2015	224,603	—	837,900			58,406	(8)	1,120,909
Chief Operating Officer	2014	228,930	75,000	442,440			62,825		809,195
	2013	228,054	40,000	737,240			63,522		1,068,816

(1)
These amounts reflect bonuses earned in each fiscal year and paid in the subsequent fiscal year.

(2)
Amounts shown in this column represent the aggregate grant date fair value of restricted share units granted, as calculated under FASB ASC Topic 718. The valuation assumptions used in determining such 2015 amounts are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(3)
Includes $40,097 in tax related reimbursements, $38,641 in housing and housing-related expense reimbursements, $37,204 contributed to a retirement fund on behalf of Mr. Waldman, $36,935 contributed to a severance fund, which is mandated by Israeli Law, $33,254 contributed to an employee education fund on behalf of Mr. Waldman, $11,085 in disability insurance, $2,884 for 401(k) plan matching contribution, $1,181 for automobile related expenses pursuant to the company's automobile leasing program, $872 for recuperation fund, which is required under Israeli law, $679 in insurance benefits, $535 value of Company events partaken in, and $398 in the value of gifts.

(4)
Mr. Waldman's non-equity incentive plan compensation is subject to shareholder approval at this year's annual meeting.

(5)
Includes 401(k) plan matching contribution of $10,600, insurance benefits of $844 and gifts valued at $237.

(6)
Includes housing and housing-related expense reimbursements of $31,525, tax related reimbursements of $24,503, 401(k) plan matching contribution of $10,600, automobile related expense reimbursements of $5,132, insurance benefits of $1,294, and gifts valued at $237.

(7)
Includes $17,977 contributed to a severance fund, which is mandated by Israeli Law, $16,186 contributed to an employee education fund on behalf of Mr. Kagan, $10,790 contributed to a retirement fund on behalf of Mr. Kagan, $2,026 tax related reimbursements, $1,886 for automobile related expenses pursuant to the company's automobile leasing program, $1,871 value of Company events partaken in, $1,295 in disability insurance, $972 for recuperation fund, which is required under Israeli law, $271 in the value of gifts, and $197 in insurance benefits.

(8)
Includes $18,709 contributed to a severance fund, which is mandated by Israeli Law, $16,845 contributed to an employee education fund on behalf of Mr. Cohen, $11,230 contributed to a retirement fund on behalf of Mr. Cohen, $4,444 for automobile related expenses pursuant to the company's automobile leasing program, $2,272 in tax related reimbursements, $2,118 value of Company events partaken in, $1,348 in disability insurance, $972 for recuperation fund, which is required under Israeli law, $271 in the value of gifts, and $197 in insurance benefits.

(9)
Amounts reported for Messrs. Waldman, Ashuri, Cohen and Kagan in 2015, other than bonuses, are converted from New Israeli Shekels to U.S. dollars using the 2015 average exchange rate of 3.89 New Israeli Shekels to 1 U.S. dollar. Amounts reported for Messrs. Waldman, Ashuri and Cohen in 2014, other than bonuses, are converted from New Israeli Shekels to U.S. dollars using the 2014 average exchange rate of 3.58 New Israeli Shekels to 1 U.S. dollar. Amounts reported for Messrs. Waldman, Ashuri and Cohen in 2013, other than bonuses, are converted from New Israeli Shekels to U.S. dollars using the 2013 average exchange rate of 3.60 New Israeli Shekels to 1 U.S. dollar.

2015 Grants of Plan-Based Awards

        The table below sets forth information regarding grants of plan-based awards made to our named executive officers during the year ended December 31, 2015.

Name	Grant Date(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Eyal Waldman	5/11/2015	80,000	3,864,800
Jacob Shulman	2/24/2015	13,500	628,425
Marc Sultzbaugh	2/24/2015	18,000	837,900
Michael Kagan	2/24/2015	15,750	733,163
Shai Cohen	2/24/2015	18,000	837,900

(1)
All restricted share units with a vesting commencement date of May 1, 2015 vest with respect to 12/48th of the original number of ordinary shares subject thereto on May 1, 2016 and thereafter at a rate of 3/48ths of the original number of shares on the first day of each quarterly vesting period of May, August, November and February commencing on August 1, 2016, with the last 3/48th of the original number of shares vesting on May 1, 2019.

(2)
Represents the grant date fair value of restricted share units granted in 2014 calculated in accordance with the provisions of FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 10 to our consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

2015 Outstanding Equity Awards at Fiscal Year-End Table

        The following table provides information on the stock options and restricted share units held by each of our named executive officers as of December 31, 2015.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Vesting Commencement Date		Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($)(6)
Eyal Waldman	10/26/2006	114,284	0	9.19	10/26/2016
	12/26/2008	90,000	0	8.23	12/26/2018
	4/22/2009	40,972	0	10.23	4/22/2019
						2/1/2012	(1)	5,250	221,235
						2/1/2013	(3)	20,313	855,990
						5/1/2014	(4)	25,000	1,053,500
						5/1/2015	(5)	80,000	3,371,200
Jacob Shulman	12/26/2008	2,579	0	8.23	12/26/2018
	4/22/2009	12,590	0	10.23	4/22/2019
						2/1/2012	(1)	312	13,148
						2/1/2012	(1)	125	5,268
						11/1/2012	(2)	3,000	126,420
						2/1/2013	(3)	2,812	118,498
						5/1/2014	(4)	6,250	263,375
						5/1/2015	(5)	13,500	568,890
Marc Sultzbaugh	12/26/2008	1,739	0	8.23	12/26/2018
	4/22/2009	85,317	0	10.23	4/22/2019
						2/1/2012	(1)	1,562	65,823
						2/1/2013	(3)	4,375	184,363
						5/1/2014	(4)	7,500	316,050
						5/1/2015	(5)	18,000	758,520
Michael Kagan	12/26/2008	4,159	0	8.23	12/26/2018
	4/22/2009	24,793	0	10.23	4/22/2019
						2/1/2012	(1)	812	34,218
						2/1/2013	(3)	4,062	171,173
						5/1/2014	(4)	6,250	263,375
						5/1/2015	(5)	15,750	663,705
Shai Cohen						2/1/2012	(1)	937	39,485
						2/1/2013	(3)	4,375	184,363
						5/1/2014	(4)	7,500	316,050
						5/1/2015	(5)	18,000	758,520

(1)
Restricted share units with a vesting commencement date of February 1, 2012 vest with respect to 12/48th of the original number of ordinary shares subject thereto on Feb 1, 2013 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly period of May, August, November and February, commencing on May 1, 2013, with the last 3/48th of the original number of shares vesting on February 1, 2016, subject to continued service on each applicable vesting date.

(2)
Restricted share units with a vesting commencement date of November 1, 2012 vest with respect to 1/4th of the original number of ordinary shares subject thereto on November 1, 2013 and thereafter at a rate of 1/16th of the original number of shares on the first day of each quarterly period of February, May, August, and November, commencing on February 1, 2014, with the last 1/16th of the original number of shares vesting on February 1, 2016, subject to continued service on each applicable vesting date.

(3)
Restricted share units with a vesting commencement date of February 1, 2013 vest with respect to 12/48th of the original number of ordinary shares subject thereto on February 1, 2014 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly period of May, August, November and February, commencing on May 1, 2014, with the last 3/48th of the original number of shares vesting on February 1, 2017, subject to continued service on each applicable vesting date.

(4)
Restricted share units with a vesting commencement date of May 1, 2014 vest with respect to 12/48th of the original number of ordinary shares subject thereto on May 1, 2015 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly period of May, August, November and February, commencing on August 1, 2015, with the last 3/48th of the original number of shares vesting on May 1, 2018, subject to continued service on each applicable vesting date.

(5)
Restricted share units with a vesting commencement date of May 1, 2015 vest with respect to 12/48th of the original number of ordinary shares subject thereto on May 1, 2016 and thereafter at a rate of 3/48ths of the original number of shares on the first day of each quarterly vesting period of May, August, November and February, commencing on August 1, 2016, with the last 3/48th of the original number of shares vesting on May 1, 2019, subject to continued service on each applicable vesting date.

(6)
Amounts are calculated by multiplying the number of units shown by $42.14 per share, which was the closing price of our ordinary shares on December 31, 2015.

2015 Option Exercises and Shares Vested Table

        The following table summarizes the share option exercises by our named executive officers in 2015 and RSU awards that vested during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Eyal Waldman	0	0	58,499	2,666,368
Jacob Shulman	0	0	11,319	516,269
Marc Sultzbaugh	0	0	16,000	729,683
Michael Kagan	10,000	412,300	11,812	539,287
Shai Cohen	49,691	1,862,509	13,500	616,526

(1)
Represents the difference between the option exercise price and the market price of the underlying shares at exercise multiplied by the number of shares covered by the exercised option.

(2)
Represents the vesting date closing market price of our ordinary shares multiplied by the number of RSUs that vested.

Pension Benefits

        None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

        None of our named executives participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Potential Payments Upon Termination Following a Change of Control

        The following table sets forth quantitative estimates of the benefits to be received by each of our named executive officers under the executive severance benefits agreements described above, if his employment were terminated without cause or constructively terminated (as these terms are defined in the executive severance benefits agreements) on December 31, 2015, assuming that such termination occurred during the 12-month period following a change of control (as such term is defined in the executive severance benefits agreements) of our company. Such benefits are in addition to any payments or other benefits that our employees, including our named executive officers, who reside in

Israel may be entitled to receive under applicable Israeli law. For more information, see "—Change of Control Severance Arrangements."

        Mr. Cohen retired from the Company on February 11, 2016. He did not receive any payments in connection with his resignation other than the distribution of accrued amounts of $250,605 (converted from New Israeli Shekels to U.S. dollars using the February 11, 2016 exchange rate of 3.888 New Israeli Shekels to 1 U.S. dollar) under the Israeli severance fund, and is therefore not included in the table below.

Name	Salary Continuation ($)	COBRA Coverage ($)	Israeli Severance Benefits ($)	Value of Accelerated Equity Awards ($)(1)	Total ($)
Eyal Waldman	309,000	0	500,593	2,750,963	3,560,556
Jacob Shulman	165,000	18,869	0	547,800	731,669
Marc Sultzbaugh	180,000	11,388	0	1,210,177	1,401,565
Michael Kagan	129,484	0	300,781	566,236	996,501

(1)
The value of accelerated equity awards is calculated based on the closing price of our common stock on December 31, 2015, which was $42.14 per share.

Equity Compensation Plan Information

        The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2015.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(2)	4,233,678	(3)	30.81	1,356,036
Equity compensation plans not approved by security holders	0		0	0

Total	4,233,678		30.81	1,356,036

(1)
Reflects weighted average price of options only.

(2)
Consists of the 1999 United States Equity Incentive Plan, the 1999 Israeli Share Option Plan, the 2003 Israeli Share Option Plan, the Global Share Incentive Plan (2006), the Global Share Incentive Assumption Plan (2010), the Kotura, Inc. Second Amended and Restated 2003 Stock Plan, the IPtronics, Inc. 2013 Restricted Stock Unit Plan, the Voltaire Ltd. 2007 Incentive Compensation Plan, the Voltaire Ltd. Section 102 Stock Option/Stock Purchase Plan, the Voltaire, Ltd. 2001 Section 102 Stock Option/Stock Purchase Plan and the Voltaire Ltd. 2001 Stock Option Plan.

(3)
Consists of 2,028,595 options and 2,205,083 restricted share units.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table provides information relating to the beneficial ownership of our ordinary shares as of February 19, 2016, by:

  •
  each shareholder known by us to own beneficially more than 5% of our ordinary shares (based on information supplied in Schedules 13D and 13G filed with the SEC, as indicated);

  •
  each of our executive officers named in the summary compensation table on page 53 (our principal executive officer, our principal financial officer and our three other most highly compensated executive officers);

  •
  each of our directors and nominees for director; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options that are currently exercisable or exercisable within 60 days of February 19, 2016. Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them.

        Unless otherwise indicated below, the address for each beneficial owner listed is c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Chief Financial Officer.

	Beneficial Ownership
Name of Beneficial Owner	Ordinary Shares	Options Exercisable within 60 Days	Restricted share Units Vesting or Settled within 60 Days	Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% Shareholders:
Oracle Corporation(2)	3,782,800	—	—	3,782,800	7.99%
500 Oracle Parkway
Redwood City, CA 94065
Executive Officers, Directors and Nominees for Director:
Eyal Waldman(3)	1,776,522	245,256	11,813	2,033,591	4.30%
Shai Cohen	235,732	—	2,562	238,294	*
Michael Kagan	163,063	24,793	2,249	190,105	*
Marc Sultzbaugh	63,928	87,056	3,187	154,171	*
Thomas J. Riordan	54,044	21,428	750	76,222	*
Irwin Federman	56,133	—	750	56,883	*
Jacob Shulman	31,463	15,169	2,374	49,006	*
Amal M. Johnson	29,500	51,424	750	81,674	*
Glenda Dorchak	13,500	41,142	750	55,392	*
Thomas Weatherford	14,500	5,428	750	20,678	*
David Perlmutter	4,500	31,944	750	37,194	*
Dov Baharav	—	19,000	750	19,750	*
All executive officers and directors as a group (12 persons)	2,442,885	523,640	26,685	2,993,210	6.32%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding ordinary shares.

(1)
The applicable percentage ownership for members of our board of directors and named executive officers is based on 47,330,469 ordinary shares outstanding as of February 19, 2016, together with applicable options and restricted share units for such shareholder. The applicable percentage ownership for the other beneficial owners listed in the table is based on the number of outstanding shares as of the dates indicated in the relevant Schedules 13D and 13G filings described in footnotes 2 through 3 below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Ordinary shares subject to the options currently exercisable, or exercisable within 60 days of February 19, 2016, and ordinary shares underlying restricted share units that vest within 60 days of February 19, 2016 are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(2)
This information is as of September 22, 2011 and is based on the Schedule 13D/A filed with the SEC on such date by Oracle Corporation ("Oracle"). Oracle is the beneficial owner and has sole power to dispose of the 3,782,800 ordinary shares owned by Oracle.

(3)
Includes 1,426,041 ordinary shares held by Waldo Holdings 2, a general partnership formed pursuant to the laws of Israel, of which Mr. Waldman is a general partner. Mr. Waldman has sole voting and dispositive power over all of these shares.

Compliance with Section 16(a) Filing Requirements

        Section 16(a) of the Exchange Act requires directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Stock Market. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of such forms received with respect to the fiscal year 2015, we believe that all directors, executive officers and persons who own more than 10% of our ordinary shares have complied with the reporting requirements of Section 16(a), except for Roni Ashuri, Shai Cohen, Michael Kagan, Jacob Shulman and March Sultzbaugh who, in each case, filed a late report on March 3, 2015 with respect to their respective grants of restricted share units on February 24, 2015 by the board of directors and shares under the Company's Employee Share Purchase Plan on February 27, 2015.

 EXECUTIVE OFFICERS

        Set forth below is certain information regarding each of our executive officers as of April 1, 2016.

Name	Age	Position(s)
Eyal Waldman	55	President and Chief Executive Officer
Michael Kagan	58	Chief Technology Officer and Vice President of Architecture
Jacob Shulman	45	Chief Financial Officer
Marc Sultzbaugh	52	Sr. Vice President of Worldwide Sales

        Eyal Waldman is a co-founder of Mellanox, and has served as our president and chief executive officer since March 1999. From March 1999 until June 18, 2013 he also served as chairman of our board of directors. From March 1993 to February 1999, Mr. Waldman served as vice president of engineering and was a co-founder of Galileo Technology Ltd., a semiconductor company, which was acquired by Marvell Technology Group, Ltd. in January 2001. From August 1989 to March 1993, Mr. Waldman held a number of design and architecture related positions at Intel Corporation, a manufacturer of computer, networking and communications products. Mr. Waldman also previously served on the board of directors of a number of private companies. Mr. Waldman holds a Bachelor of Science in Electrical Engineering and a Master of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Waldman is located in Israel.

        Michael Kagan is a co-founder of Mellanox and has served as our chief technology officer and vice president of architecture since January 2009. Previously, Mr. Kagan served as our vice president of architecture from May 1999 to December 2008. From August 1983 to April 1999, Mr. Kagan held a number of architecture and design positions at Intel Corporation. While at Intel Corporation, between March 1993 and June 1996, Mr. Kagan managed Pentium MMX design, and from July 1996 to April 1999, he managed the architecture team of the Basic PC product group. Mr. Kagan holds a Bachelor of Science in Electrical Engineering from the Technion—Israel Institute of Technology. Mr. Kagan is located in Israel.

        Jacob Shulman has served as our chief financial officer since November 2012. Mr. Shulman joined Mellanox in June 2007 as our corporate controller and served as our vice president of finance from March 2012 until November 2012. From 2005 to 2007, Mr. Shulman was corporate controller at Atrica, a telecom company that was purchased by Nokia Siemens. Prior to Atrica, Mr. Shulman spent seven years in senior finance positions, including controller and divisional chief financial officer positions with Matav Cable Systems, an Israeli cable television provider, Thyssenkrupp AG, a multinational conglomerate corporation, and Guava Technologies, a biotechnology and medical devices company. Mr. Shulman's background also includes five years of audit-related work with Ernst & Young LLP and Deloitte & Touche LLP. Mr. Shulman is located in the United States.

        Marc Sultzbaugh has served as our senior vice president of worldwide sales since December 2012. Previously Mr. Sultzbaugh served as vice president of worldwide sales from April 2007 until December 2012. Mr. Sultzbaugh joined Mellanox in 2001 as director of high performance computing and director of central area sales and was later promoted to senior director of sales in October 2005. Prior to joining Mellanox, he held various executive sales and marketing positions with Brooktree Semiconductor, a semiconductor company. From 1985 to 1989, Mr. Sultzbaugh was an engineer at AT&T Microelectronics, a microchip and fiber-optic component manufacturing company. He holds a Bachelor of Science degree in Electrical Engineering from The University of Missouri-Rolla and a Masters of Business Administration from The University of California, Irvine. Mr. Sultzbaugh is located in the United States.

 CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

        The board of directors currently consists of nine directors. Our board of directors has determined that each of our current directors other than Mr. Waldman, our president and chief executive officer, and Mr. Cohen, our former chief operating officer, is independent under the director independence standards of The NASDAQ Stock Market.

        The Companies Law provides that our board of directors is required to determine how many of our members of the board of directors should be required to have financial and accounting expertise, in addition to an outside director with financial and accounting expertise. Our board of directors has determined that at least one member of our board of directors (excluding outside directors) should be required to have financial and accounting expertise. Each member of the audit committee of our board of directors has financial and accounting expertise as defined under Israeli law.

Board Leadership Structure

        Our board of directors believes it is in the best interest of the Company to make the determination regarding the separation of the roles of chief executive officer and chairman of the board of directors based on varied considerations, including the position and direction of the Company and the membership of the board of directors at any given time. Our board of directors has determined that having Eyal Waldman serve as chief executive officer and Irwin Federman as chairman of the board is in the best interest of the Company's shareholders at this time. This structure permits Mr. Waldman to manage our day-to-day operations and Mr. Federman to oversee the board of directors' activities.

Risk Oversight

        The board of directors oversees the Company's risk exposures and risk management of various parts of the business, including appropriate guidelines and policies to minimize business risks and major financial risks and the steps management has undertaken to control them. In its risk oversight role, the board of directors reviews annually the Company's strategic plan, which includes an assessment of potential risks facing the Company. While the board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. In particular, the audit committee focuses on financial risk, including internal controls, as described below under the section titled "Audit Committee." In addition, in setting compensation, the compensation committee strives to create incentives that do not encourage risk-taking behavior that is inconsistent with the Company's business strategy. Each committee regularly reports to the full board of directors.

Committees of the Board of Directors

        Our board of directors has five standing committees: the audit committee, the Israeli audit committee, the compensation committee, the nominating and corporate governance committee and the technology, strategy and M&A committee. From time to time, the board of directors may also create various ad hoc committees for special purposes. The membership of each of the four standing committees of the board of directors as of April 1, 2016 is set forth below:

Name of Director	Audit Committee	Israeli Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Technology, Strategy and M&A Committee
Dov Baharav	Member	Member	Member	—	Member
Glenda Dorchak	—	—	Member	Chairwoman	Member
Irwin Federman	Member	—	—	—	Member
Amal Johnson	—	Member	Chairwoman	Member	—
Thomas Riordan	Member	Chairman	Member	—	Member
Thomas Weatherford	Chairman	Member	—	Member	—
David Perlmutter	—	Member	Member	—	Chairman
Shai Cohen	—	—	—	—	Member

        Mr. Waldman is not a member of any standing committee of our board of directors.

Audit Committee

        Our board of directors must appoint an audit committee comprised of at least three directors.

        Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, our audit committee evaluates the independent auditors' qualifications, independence and performance, determines the engagement of the independent auditors, reviews and approves the scope of the annual audit and the audit fee, discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, approves the retention of the independent auditors to perform any proposed permissible non-audit services, monitors the rotation of partners of the independent auditors on the Mellanox engagement team as required by law, reviews our critical accounting policies and estimates and annually reviews the audit committee charter and the committee's performance.

        In addition, our audit committee reviews and, where required, approves related party transactions on an ongoing basis as required by The NASDAQ Listing Rules.

        All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The NASDAQ Stock Market. Our board has determined that Mr. Weatherford is an audit committee financial expert as defined by the SEC rules and has the requisite financial sophistication as defined by The NASDAQ Stock Market rules and regulations. Our board has also determined that each of the members of our audit committee is independent within the meaning of the independent director standards of The NASDAQ Stock Market and the SEC. Our board of directors has adopted a written charter for the audit committee. A copy of the charter is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance."

Israeli Audit Committee

        Our board of directors must appoint an Israeli audit committee comprised of at least three directors including all of the outside directors. Under the Companies Law, the chairman of the board of directors, the controlling shareholder or his or her relative and any director employed by the Company or its controlling shareholder or an entity controlled by the controlling shareholder or any director who provides services on a regular basis to the Company, its controlling shareholder or an entity controlled by the controlling shareholder and any director whose principal livelihood is derived from such controlling shareholder may not be a member of the Israeli audit committee.

        A majority of the members of the Israeli audit committee must be "Independent Directors," and the chairman of the Israeli audit committee must be an "Outside Director" (each as defined under the Companies Law). All of the members of our Israeli audit committee satisfy the criteria of an "Independent Director" (as defined under the Companies Law). The Companies Law further provides that the quorum for discussions and adoption of resolutions by the Israeli audit committee is a majority of the Israeli audit committee members, provided that a majority of those present are Independent Directors and at least one of them is an Outside Director (each as defined under the Companies Law). The Companies Law also provides restrictions as to who may be present at meetings of the Israeli audit committee.

        Our Israeli audit committee oversees our internal audit function, reviews, approves and monitors our code of ethics and "whistleblower" procedures for the treatment of reports of concerns regarding questionable accounting or auditing matters and annually reviews the Israeli audit committee charter and the committee's performance.

        In addition, our Israeli audit committee reviews and, where required, approves related party transactions on an ongoing basis as required by the Companies Law and the regulations promulgated thereunder and as required by The NASDAQ Listing Rules. Under the Companies Law, our Israeli audit committee must approve specified actions and transactions with office holders and controlling shareholders or in which an office holder or controlling shareholder has a Personal Interest. The Israeli audit committee is also required to determine whether any such action is material and whether any such transaction is an extraordinary transaction or non-negligible transaction, for the purpose of approving such action or transaction as required by the Companies Law. Our Israeli audit committee may not approve any such action or transaction, unless, at the time of approval, the Israeli audit committee complies with the requirements for composition and presence at Israeli audit committee meetings. Under the Companies Law, a "controlling shareholder" is a shareholder who has the ability to direct the Company's activity, excluding an ability deriving merely from holding an office of director or another office in the Company, and a person will be presumed to control the Company if he holds 50% or more of (i) our voting rights or (ii) the rights to appoint our directors or general managers. For the purpose of "transactions with an interested party," the definition also includes a shareholder that owns 25% or more of the voting rights in the general meeting of the Company, if there is no other person who holds more than 50% of the voting rights in the Company. Two or more persons holding voting rights in the Company each of which has a Personal Interest in the approval of the transaction being brought for approval of the Company will be considered to be joint holders. The Company is not currently aware of any controlling shareholder, as such term is defined in the Israeli Companies Law.

        Additionally, under the Companies Law, the role of the Israeli audit committee is, among other things, to identify any irregularities in the business management of the Company in consultation with the Company's independent accountants or internal auditor and to suggest an appropriate course of action. Our Israeli audit committee charter allows the committee to rely on interviews and consultations with our management, our internal auditor and our independent public accountant and does not obligate the committee to conduct any independent investigation or verification.

        Our board has determined that each of Ms. Johnson and Mr. Riordan, as an outside director, has the requisite financial and accounting expertise required under the Companies Law. Our board has also determined that each of the members of our Israeli audit committee is independent within the meaning of the independent director standards of The NASDAQ Stock Market and the SEC. Our board of directors has adopted a written charter for the Israeli audit committee. A copy of the charter is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance."

Compensation Committee

        Under the Companies Law, our board of directors must appoint a compensation committee comprised of at least three directors, including all of the outside directors. In addition, the chairman of the board of directors, the controlling shareholder or his or her relative and any director employed by the Company or its controlling shareholder or an entity controlled by the controlling shareholder or any director who provides services on a regular basis to the Company, its controlling shareholder or an entity controlled by the controlling shareholder and any director whose principal livelihood is derived from such controlling shareholder, may not be a member of the compensation committee. The chairperson of the compensation committee must be an "Outside Director" (as defined under the Companies Law). The Companies Law also provides restrictions as to who may be present at meetings of the compensation committee.

        Our compensation committee reviews and recommends our programs, policies and practices relating to compensation and benefits of our officers and employees, the principles of such compensation policies, with respect to our officers, are included in our Compensation Statement. Pursuant to the Companies Law, the compensation committee is required to recommend to the board of directors whether to approve the Compensation Statement's continuation every three years and to periodically review the Compensation Statement and monitor its implementation. From time to time, as may be required, the compensation committee shall recommend to the board of directors amendments to the Compensation Statement as necessary to comply with the provisions of the Companies Law. The compensation committee, in consultation with our chief executive officer (other than with regard to his own compensation) and our board of directors, decides how much cash compensation should be part of each officer's total compensation by comparing the officer's compensation against a peer group of companies listed in the survey data we utilize and considering the relative importance of short-term incentives. In addition, the compensation committee, in consultation with our chief executive officer (other than with regard to his own compensation), approves and makes recommendations to our board of directors regarding equity-based compensation to align the interests of our management with shareholders, considering each officer's equity holdings. The compensation committee also manages the issuance of share options and restricted share units under our equity incentive plans. Under the Companies Law and subject to its provisions, compensation for officers (other than directors and chief executive officer) is required to be approved by the compensation committee and the board of directors. Compensation for our chief executive officer is required to be approved by the shareholders, following the approval by the board of directors and compensation committee. The compensation committee may delegate its responsibilities to a subcommittee, except its responsibilities to review and approve the Compensation Statement and the compensation for officers, directors, controlling shareholders and certain highly compensated employees of the Company, to manage and review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefits, for any matters involving executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code or be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3. The compensation committee also has authority to retain, obtain the advice of and fund compensation consultants, independent legal counsel and other advisers and is generally responsible for considering the independence of such advisers prior to selecting or receiving advice from them. The compensation committee will review and evaluate, at least annually, the goals and objectives of our incentive compensation plans and monitors the results against the approved goals and objectives. All members of our compensation committee are independent under the applicable rules and regulations of the SEC, The NASDAQ Stock Market and the U.S. Internal Revenue Code. Our board of directors has adopted a written charter for the compensation committee. A copy of the charter is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance."

Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the composition and organization of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board of directors concerning governance matters. We believe that the composition of our nominating and corporate governance committee meets the criteria for independence under, and the functioning of our nominating and corporate governance committee complies with, the applicable rules and regulations of the SEC and The NASDAQ Stock Market. Our board of directors has adopted a written charter for the nominating and corporate governance committee. A copy of the charter is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance."

Technology, Strategy and M&A Committee

        Our technology, strategy and M&A committee, assists our chief executive officer and his staff in reviewing and discussing technology plans, decisions and potential transactions. The technology, strategy and M&A committee's responsibilities include providing general counsel and commentary on our competitiveness, the strength and competitiveness of our engineering processes and disciplines, our technology planning processes to support our growth objectives, our engineering leadership strategy and technology aspects pertinent to potential strategic investments, mergers and acquisitions. Our board of directors has adopted a written charter for the technology, strategy and M&A committee. A copy of the charter is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance."

Meetings Attended by Directors

        The board of directors held a total of ten meetings during 2015. The audit committee, Israeli audit committee, compensation committee, nominating and corporate governance committee and technology, strategy and M&A committee held ten, four, six, six, and three meetings, respectively, during 2015. During 2015, each of our directors attended or participated in at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by the committees of the board of directors on which he or she served (excluding Shai Cohen who was appointed to the board of directors on December 7, 2015 and attended the only board meeting held following his appointment).

        Our directors are encouraged to attend our annual general meeting of shareholders although we do not maintain a formal policy regarding director attendance at the annual general meeting of shareholders. In 2015, none of our directors attended the annual general meeting of shareholders.

Consideration of Director Nominees

        Shareholder Nominations and Recommendations.    Our amended and restated articles of association set forth the procedure for the proper submission of shareholder nominations for membership on the board of directors as previously discussed. In addition, the nominating and corporate governance committee may consider properly submitted shareholder recommendations for candidates for membership on the board of directors. A shareholder may make such a recommendation by submitting the following information to the secretary of the Company at the offices of Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085: the name and address of both the shareholder who intends to make the nomination and of the person or persons to be nominated; a representation that the recommending shareholder is a holder of record of our ordinary shares and is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the candidate; if applicable, a description of all arrangements or understandings between the shareholder and each nominee pursuant to which nominations are to be made by the shareholder; the consent of each nominee to serve as a director if so elected; and a declaration signed by each nominee declaring that there is no limitation under the Companies Law for the appointment of such nominee. Shareholders are also advised to review our amended and restated articles of association, which contain additional requirements with respect to shareholder nominees for our board of directors. The chairman of the board of directors may refuse to acknowledge the nomination of any person not made in compliance with these procedures.

        Director Qualifications.    Members of the board of directors should have the highest professional and personal ethics and values and conduct themselves in a manner that is consistent with our Code of Business Conduct and Ethics. While the nominating and corporate governance committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and nominees must reflect a board of directors that comprises directors who have: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today's business environment; experience in the Company's industry and with relevant social policy concerns; experience as a board member of another publicly held company; academic expertise in an area of the Company's operations; and practical and mature business judgment, including ability to make independent analytical inquiries.

        Identifying and Evaluating Director Nominees.    Although candidates for nomination to the board of directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the board of directors through professional search firms, shareholders or other persons. The nominating and corporate governance committee reviews the qualifications of any candidates who have been properly brought to the committee's attention. Such review may, at the committee's discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the committee deems proper. The nominating and corporate governance committee considers the suitability of each candidate, including the current members of the board of directors, in light of the current size and composition of the board of directors. In evaluating the qualifications of the candidates, the committee considers many factors, including issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and other similar factors. The committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by shareholders are evaluated by the committee using the same criteria as other candidates. In addition, under the Companies Law, if at the time for the appointment of outside directors all members of the board of directors, which are not the controlling shareholders of the company or their relatives, are of the same gender, then at least one of the outside directors to be appointed must be of the other gender.

Code of Business Conduct and Ethics

        We are committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics reflects our values and the business practices and principles of behavior that support this commitment. The code applies to all of our officers, directors and employees and satisfies SEC rules for a "code of ethics" required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the NASDAQ listing standards requirement for a "code of conduct." The code is available on our website at www.mellanox.com under "Investor Relations—Corporate Governance." We will post any amendment to the code, as well as any waivers that are required to be disclosed by the rules of the SEC or The NASDAQ Stock Market, on our website.

Risk Assessment and Compensation Practices

        Our management assessed and discussed with our compensation committee and board of directors the Company's compensation policies and practices for our employees as they relate to our risk management and, based upon this assessment, we believe that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company in the future.

        Our employees' base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. While performance-based cash bonuses and sales commissions focus on achievement of short-term and mid-term or annual goals, which may encourage the taking of short-term and mid-term risks at the expense of long-term results, we believe that our internal controls help mitigate this risk and our performance-based cash bonuses and sales commissions are limited, representing a small portion of the total compensation opportunities available to most employees. We also believe that our performance-based cash bonuses and sales commissions appropriately balance risk and the desire to focus our employees on specific short-term and mid-term goals important to our success and do not encourage unnecessary or excessive risk-taking.

        A significant proportion of the compensation provided to our employees is in the form of long-term equity-based incentives that are important to help further align our employees' interests with those of our shareholders. We do not believe that these equity-based incentives encourage unnecessary or excessive risk taking because their ultimate value is tied to our share price. In addition, we generally stagger grants of equity-based awards and subject them to long-term vesting schedules to help ensure that employees have significant value tied to the long-term performance of our ordinary shares.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Certain Relationships and Related Transactions

        In our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of our ordinary shares or any members of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. For a description of our related party transactions procedures, see "Audit Committee."

Family Relationships

        There are no family relationships among any of our directors or executive officers.

Communications with the Board of Directors

        We provide a process for shareholders to send communications to our board of directors, any committee of our board of directors or any individual director, including non-employee directors. Shareholders may communicate with our board of directors by writing to: Board of Directors, c/o Corporate Secretary, Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085. The secretary will forward correspondence to our board of directors, one of the committees of our board of directors or an individual director, as the case may be, or, if the secretary determines in accordance with his best judgment that the matter can be addressed by management, then to the appropriate executive officer.

Director Compensation

        In October 2006, our board of directors adopted a compensation program for non-employee directors which became effective on February 6, 2007 and was last amended at our 2015 annual general meeting of shareholders. Pursuant to the revised compensation program, each member of our board of directors who is not our employee received the following cash compensation for board services, as applicable:

  •
  $45,000 per year for service as a board member and $60,000 per year for service as chairman of the board;

  •
  $25,000 per year for service as chairperson of the audit committee, $14,000 per year for service as chairperson of the compensation committee, $8,000 per year for service as chairperson of the nominating and corporate governance committee, $8,000 per year for service as chairperson of the Israeli audit committee and $8,000 per year for service as chairperson of the technology, strategy and M&A committee;

  •
  $5,000 per year for service as a member of the audit committee, $4,000 per year for service as a member of the compensation committee, $3,000 per year for service as a member of the nominating and corporate governance committee, $3,000 per year for service as a member of the Israeli audit committee and $3,000 per year for service as a member of the technology, strategy and M&A committee; and

  •
  reimbursement for expenses incurred in connection with attending board and committee meetings.

        In addition to cash compensation, each of our non-employee directors receive initial and annual automatic, non-discretionary grants pursuant to our Non-Employee Director Option Grant Policy, which was established under our Global Share Incentive Plan (2006), of nonqualified share options, in the case of non-employee directors who are U.S. taxpayers, and options that qualify in accordance with Section 102 of the Israeli Tax Ordinance, 1961, in the case of non-employee directors who are Israeli taxpayers. This Non-Employee Director Option Grant Policy was last amended at our 2015 annual general meeting of shareholders. Pursuant to this amendment, each new non-employee director receives an option to purchase 10,000 ordinary shares as of the date he or she first becomes a non-employee director, which will begin vesting immediately in equal monthly increments over the 36 months following such appointment and will be 100% vested on the 36-month anniversary of such appointment, provided the director continues to serve as a non-employee director. In addition, following the date of each annual general meeting, each individual who continues to serve as a non-employee director on such date receives an award of 4,500 restricted share units, which will begin vesting immediately in equal monthly increments over the 12 months following such meeting and will be 100% vested on the 12-month anniversary of the grant date, provided the director continues to serve as a non-employee director.

        The exercise price of each share option granted to a non-employee director will be equal to 100% of the fair market value on the date of grant of the shares covered by such award. Share options will have a maximum term of 10 years measured from the grant date, subject to earlier termination in the event of the director's cessation of service to our Company.

        Under our Non-Employee Director Option Grant Policy, our directors will have a three-month period following cessation of service to our Company in which to exercise any outstanding vested options, except in the case of a director's death or disability, in which case the options will be exercisable by the director or his or her estate or beneficiary for a 12-month period following the cessation of services. Options and restricted share units granted to our non-employee directors pursuant to our Non-Employee Director Option Grant Policy will fully vest and become immediately exercisable upon a change in control of our Company.

        In addition, effective as of our 2015 annual general meeting of shareholders, each of our non-employee directors became subject to a policy that he or she hold shares of the Company in the value of at least three times his or her annual retainer fees and each of our executive officers became subject to a policy that he or she hold shares of the Company in the value of at least three times his or her annual salary. However, the directors and executive officers will have until May 11, 2020 to comply with this policy.

        The compensation of our outside directors, Ms. Johnson and Messrs. Riordan and Perlmutter, is subject to restrictions imposed by Israeli law and cannot, among other things, be less than the lowest compensation paid to any other non-executive director at the time of determination of the outside directors' compensation. The table below sets forth information regarding compensation provided by us to our non-employee directors during the year ended December 31, 2015.

DIRECTOR COMPENSATION IN FISCAL YEAR 2015

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)	Option Awards ($)(1)	Total ($)
Thomas Riordan	63,500	215,100	0	278,600
Thomas Weatherford	72,750	215,100	0	287,850
Irwin Federman	64,250	215,100	0	279,350
Dov Baharav	56,750	215,100	0	271,850
Amal Johnson	62,250	215,100	0	277,350
Glenda Dorchak	57,250	215,100	0	272,350
David Perlmutter	55,500	215,100	0	270,600

(1)
Amounts shown in this column represent the fair value of restricted share units granted during 2015. The fair value of the restricted share units is based on the closing market price of our ordinary shares on the grant date, as calculated under FASB ASC Topic 718.

(2)
Mr. Cohen resigned from his position as our chief operating officer effective February 11, 2016 and was appointed a member of our board of directors effective December 7, 2015. Pursuant to the Companies Law, Mr. Cohen is not entitled to any compensation for his service as a director until his appointment is approved by the Company's shareholders. In the event that his appointment is approved by the Company's shareholders, he will be compensated in accordance with our non-employee director compensation program, as described above, for his service on the board retroactive from January 1, 2016.

        The aggregate number of ordinary shares subject to outstanding options and restricted share units awards for each of our directors as of December 31, 2015 is as follows:

Name	Shares Subject to Outstanding Options as of 12/31/15 (#)	Shares Subject to Unvested Restricted Stock Units as of 12/31/15 (#)
Thomas Riordan	21,428	1,875
Thomas Weatherford	5,428	1,875
Irwin Federman	—	1,875
Dov Baharav	19,000	1,875
Amal Johnson	54,998	1,875
Glenda Dorchak	41,142	1,875
David Perlmutter	50,000	1,875
Shai Cohen	—	—

        This proxy statement contains "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on the Company's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by the Company. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the Company's business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015 and in our periodic reports on Form 10-Q.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

        This proxy statement is accompanied by our 2015 annual report to shareholders, which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC, excluding exhibits. Each shareholder solicited under this proxy statement can obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, without charge, except for exhibits to such report, by sending a written request to Investor Relations, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085. Exhibits to our Annual Report on Form 10-K are available upon written request, as directed above, and payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such shareholders can also access an electronic copy of this proxy statement and our 2015 annual report to shareholders at https://proxydocs.com/mlnx. Copies of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2015 may also be obtained without charge through the SEC's website at www.sec.gov.

        In addition, we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC's public reference rooms. Our SEC filings are also available to the public at the SEC's website at www.sec.gov and through our website at www.mellanox.com.

OTHER MATTERS

        As of the date of this proxy statement, no shareholder had advised us of the intent to present any other matters, and we are not aware of any other matters to be presented, at the meeting. Accordingly, the only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement.

        If any other matter or matters are properly brought before the meeting, the persons named as proxyholders will use their discretion to vote on the matters in accordance with their best judgment as they deem advisable.

By order of the board of directors, Alan C. Mendelson Secretary

Menlo Park, California
April 8, 2016

Appendix A

MELLANOX TECHNOLOGIES, LTD.
AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006)

        1.    Name and Purpose.

        1.1   This plan shall be known as the Mellanox Technologies, Ltd. Amended and Restated Global Share Incentive Plan (2006) (the "Plan").

        The Board of Directors adopted the Mellanox Technologies, Ltd. Global Share Incentive Plan (2006) (the "2006 Plan") on October 26, 2006, and the 2006 Plan was approved by the Company's shareholders on December 5, 2006. The 2006 Plan is hereby amended and restated effective as of March 14, 2016 (the "Effective Date"), subject to the approval by the Company's shareholders within twelve months of the date it is approved by the Board of Directors.

        1.2   The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers of the Company and its affiliates and subsidiaries, if any, and to promote the Company's business by providing such individuals with opportunities to receive Awards pursuant to the Plan and to strengthen the sense of common interest between such individuals and the Company's shareholders.

        1.3   Awards granted under the Plan to Service Providers in various jurisdictions may be subject to specific terms and conditions for such grants may be set forth in one or more separate appendix to the Plan, as may be approved by the Board of Directors of the Company from time to time.

        2.    Definitions.

        "Administrator" shall mean the Board of Directors or a Committee.

        "Appendix" shall mean any appendix to the Plan adopted by the Board of Directors containing country-specific or other special terms relating to Awards including grants of restricted shares and other equity-based Awards.

        "Award" shall mean a grant of Options, other equity-based awards granted in accordance with the provisions of an Appendix, including a Performance-Based Award, or other allotment of Shares hereunder. All Awards shall be confirmed by an Award Agreement, and subject to the terms and conditions of such Award Agreement.

        "Award Agreement" shall mean a written instrument setting forth the terms applicable to a particular Award.

        "Board of Directors" shall mean the board of directors of the Company.

        "Cause" shall have the meaning ascribed to such term or a similar term as set forth in the Participant's employment agreement or the agreement governing the provision of services by a non-employee Service Provider, or, in the absence of such a definition: (i) conviction (or plea of nolo contendere) of any felony or crime involving moral turpitude or affecting the Company; (ii) repeated and unreasonable refusal to carry out a reasonable and lawful directive of the Company or of Participant's supervisor which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) fraud or embezzlement of funds of the Company or its affiliates; (iv) any breach by a director of his / her fiduciary duties or duties of care towards the Company; and (v) any disclosure of confidential information of the Company or breach of any obligation not to compete with the Company or not to violate a restrictive covenant.

        "Change in Control" shall mean and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed under the laws of any applicable jurisdiction) whereby any person or related group of persons (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Subsections (a) or (c) hereof) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or shares of another entity, in each case other than a transaction:

              (i)  Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

             (ii)  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Subsection (c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's shareholders approve a liquidation or dissolution of the Company.

        Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a "change in control event," as defined in Treasury Regulation Section 1.409A-3(i)(5).

        The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a "change in control event" as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

        "Code" shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

        "Committee" shall mean the compensation committee or other committee as may be appointed and maintained by the Board of Directors, in its discretion, to administer the Plan, to the extent permissible under applicable law, as amended from time to time.

        "Company" shall mean Mellanox Technologies, Ltd., an Israeli company, and its successors and assigns.

        "Companies Law" shall mean the Israeli Companies Law 5759-1999, as amended from time to time.

        "Consultant" shall mean any individual who (either directly or through his or her employer) is an advisor or consultant to the Company or any affiliate thereof.

        "Corporate Charter" shall mean the Articles of Association of the Company, and any subsequent amendments or replacements thereto.

        "Covered Employee" means an employee, including an officer, of the Company or any subsidiary thereof who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        "Disability" shall have the meaning ascribed to such term or a similar term in the Participant's employment agreement (where applicable), or in the absence of such a definition, the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position with the Company because of the sickness or injury of the Participant for a consecutive period of 180 days.

        "Effective Date" shall have the meaning ascribed to it in Section 1.1 hereof.

        "Equity Restructuring" shall mean a non-reciprocal transaction between the Company and its shareholders, such as a share dividend, share split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

        "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

        "Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Company or any of its affiliates.

        "Options" shall mean options to purchase Shares awarded under the Plan.

        "Participant" shall mean a recipient of an Award hereunder who executes an Award Agreement.

        "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to this Plan, including pursuant to the provisions of an Appendix, but which is subject to the terms and conditions set forth in Section 10 hereof.

        "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per Share, price per Share, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in applicable accounting standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any share dividend, share split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to non-cash income or expense or (xxi) items relating to any other unusual or nonrecurring events or changes in applicable law, applicable accounting standards or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        "Prior Plans" shall mean the Company 1999 United States Equity Incentive Plan, the Company 1999 Israeli Share Option Plan, the Company 2003 Israeli Share Option Plan, the Voltaire Ltd. 2007 Incentive Compensation Plan, the Voltaire Ltd. Section 102 Stock Option/Stock Purchase Plan, the Voltaire, Ltd. 2001 Section 102 Stock Option/Stock Purchase Plan, the Voltaire Ltd. 2001 Stock Option Plan, the Kotura, Inc. Second Amended and Restated 2003 Stock Plan, the IPtronics, Inc. 2013 Restricted Stock Unit Plan, the EZchip Semiconductor Ltd. 2003 Amended and Restated Equity Incentive Plan, the EZchip Semiconductor Ltd. 2007 U.S. Equity Incentive Plan and the Amended and Restated EZchip Semiconductor Ltd. 2009 Equity Incentive Plan, and the Company Global Share Incentive Assumption Plan (2010).

        "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        "Service Provider" shall mean an employee, member of the Board of Directors, office holder or Consultant of the Company or any affiliate thereof.

        "Shares" shall mean Ordinary Shares, nominal value NIS 0.01 per share, of the Company.

        3.    Administration of the Plan.

        3.1   The Plan shall be administered by the Administrator. If the Administrator is a Committee, such Committee shall consist of such number of members of the Board of Directors of the Company (not less than two in number), as may be determined from time to time by the Board of Directors. The Board of Directors shall appoint such members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee however caused.

        3.2   In order to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, the Plan shall be administered jointly by the Board of Directors and a Committee consisting solely of two or more members of the Board of Directors each of whom is an "outside director," within the meaning of Section 162(m) of the Code, a member of the Board of Directors who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act or any successor rule and an "independent director" under the NASDAQ rules (or other principal securities market on which Shares are traded). Without limiting the application of this Section 3.2, to the extent necessary to comply with the requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act, Awards shall be granted by a Committee consisting of members who satisfy the requirements specified in the foregoing sentence and shall be ratified by the Board of Directors. Notwithstanding the foregoing, but subject to Section 4.1 hereof, the full Board of Directors, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to a member of the Board of Directors who is not an employee of the Company or any affiliate thereof, and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board of Directors. In its sole discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

        3.3   The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. Actions at a meeting of the Committee at which a majority of its members are present or acts approved in writing by all members of the Committee, shall be the valid acts of the Committee. The Committee shall appoint a Secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business and the implementation of the Plan, as it shall deem advisable, subject to the directives of the Board of Directors and in accordance with applicable law.

        3.4   Subject to the general terms and conditions of the Plan, and in particular Section 3.5 below, the Administrator shall have full authority in its discretion, from time to time and at any time, to determine (i) eligible Participants, (ii) the number of Options or Shares to be covered by each Award, (iii) the time or times at which the Award shall be granted, (iv) the vesting schedule and other terms and conditions applying to Awards, including accelerations or waivers of restrictions, (v) the form(s) of Award Agreements, and (vi) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan. The Board of Directors may, in its sole discretion, delegate some or all of the powers listed above to the Committee, to the extent permitted by the Companies Law, its Corporate Charter or other applicable law, rules or regulations to which the Company is subject.

        3.5   In the event that the Administrator is a Committee, the Committee shall not be entitled to grant Options to the Participants (unless permitted to do so by the Companies Law). However, in the event that the Committee is authorized to do so by the Board of Directors, it may issue Shares underlying Options which have been granted by the Board of Directors and duly exercised pursuant to the provisions hereof, in accordance with Sections 112(a)(5) and 288 of the Companies Law.

        3.6   No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. Subject to the Company's decision and to all approvals legally required, each member of the Board of Directors or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own willful misconduct or bad faith, to the fullest extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's Corporate Charter, any agreement, any vote of shareholders or disinterested directors, any insurance policy or otherwise.

        3.7   The interpretation and construction by the Administrator of any provision of the Plan or of any Option hereunder shall be final and conclusive. In the event that the Board of Directors appoints a Committee, the interpretation and construction by the Committee of any provision of the Plan or of any Option hereunder shall upon ratification by the Board of Directors, be final and conclusive unless otherwise determined by the Board of Directors. To avoid doubt, subject to Section 3.2 hereof, the Board of Directors may at any time exercise any powers of the Administrator, notwithstanding the fact that a Committee has been appointed.

        3.8   The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. Notwithstanding the foregoing, no action of the Administrator under this Section 3.8 shall reduce the rights of any Participant without the Participant's consent.

        3.9   Without limiting the generality of the foregoing, the Administrator may adopt special Appendices and/or guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

        4.    Eligible Participants.

        4.1   No Award may be granted pursuant to the Plan to any person serving as a member of the Committee or to any other member of the Board of Directors at the time of the grant, unless such grant is approved in the manner prescribed for the approval of compensation of directors under Section 273 of the Companies Law. To avoid doubt, such Awards require approval of the audit committee of the Board of Directors, the Board of Directors and the shareholders of the Company.

        4.2   Subject to the limitation set forth in Section 4.1 above and any restriction imposed by applicable law, Awards may be granted to any Service Provider of the Company, whether or not the Service Provider is a member of the Board of Directors or a member of the board of directors of an affiliate of the Company. The grant of an Award to a Participant hereunder shall neither entitle such Participant to receive an additional Award or participate in other incentive plans of the Company, nor disqualify such Participant from receiving and additional Award or participating in other incentive plans of the Company.

        5.    Reserved Shares.

        5.1   Subject to Section 12.1 hereof, as of the Effective Date, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) 750,000 Shares and (ii) any Shares which as of the Effective Date are subject to awards outstanding under the Prior Plans that expire, are cancelled or otherwise terminate unexercised, or Shares that otherwise would have reverted to the share reserve of the Prior Plans following the Effective Date. Anything to the contrary herein notwithstanding, the maximum aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan during the term of the Plan shall not exceed 6,800,000 Shares, subject to Section 12.1 hereof. Subject to Section 14.2 hereof, the Company shall determine the number of Shares reserved hereunder from time to time, and such number may be increased or decreased by the Company from time to time.

        5.2   Any Shares subject to an Award that shall for any reason terminate, expire or otherwise lapse shall again be available for grant as Awards under the Plan. Additionally, any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award other than an Option shall again be available for the grant of an Award pursuant to the Plan. In addition, Shares purchased on the open market with cash proceeds from the exercise of Options shall not be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any affiliate shall not be counted against Shares available for grant pursuant to this Plan. Any Shares that remain unissued and are not subject to Awards at the termination of the Plan shall cease to be reserved for purposes of the Plan. Until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.

        5.3   Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.1 hereof, the maximum number of Shares with respect to one or more Awards that may be granted to any one Participant during any calendar year (measured from the date of any grant) shall be four million (4,000,000) Shares.

        6.    Award Agreement.

        6.1   The Board of Directors, and to the extent contemplated under Section 3.2 hereof, a Committee and the Board of Directors, in their discretion may award to Participants Awards available under the Plan. The terms of the Award will be set forth in the Award Agreement. The date of grant of each Award shall be the date specified by the Board of Directors, and the Committee, as applicable, at the time such award is made, or in the absence of such specification, the date of approval of the award by the Board of Directors, and the Committee, as applicable.

        6.2   The Award Agreement shall state, inter alia, the number of Options or Shares covered thereby, the type of Option or other Award, any special terms applying to such Award (if any), including the terms of any country-specific or other Appendix, as determined by the Board of Directors, and the Committee, as applicable.

        7.    Option Prices.

        The exercise price for each Share to be issued upon exercise of an Option shall be such price as is determined by the Board of Directors in its discretion, provided that the price per Share is not less than Fair Market Value (as defined in the applicable Appendix), and subject to any further restrictions set forth in an applicable Appendix.

        8.    Exercise Of Option.

        8.1   Options shall be exercisable pursuant to the terms under which they were awarded and subject to the terms and conditions of the Plan and any applicable Appendix, as specified in the Award Agreement.

        8.2   An Option, or any part thereof, shall be exercisable by the Participant's signing and returning to the Company at its principal office (and to the Trustee, where applicable), a "Notice of Exercise" in such form and substance as may be prescribed by the Administrator from time to time, together with full payment for the Shares underlying such Option.

        8.3   Each payment for Shares under an Option shall be in respect of a whole number of Shares, shall be effected in (i) cash, (ii) by check payable to the order of the Company, (iii) Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) such other method of payment acceptable to the Company as determined by the Administrator, and shall be accompanied by a notice stating the number of Shares being paid for thereby.

        8.4   Until the Shares are issued (as evidenced by the appropriate entry in the share register of the Company or of a duly authorized transfer agent of the Company) a Participant shall have no right to vote or right to receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right the record date for which is prior to the date the Shares are issued, except as provided in Section 12.1 of the Plan.

        8.5   To the extent permitted by law, if the Shares are traded on a national securities exchange, NASDAQ or quoted on a national quotation system or otherwise publicly traded or quoted, payment for the Shares underlying an Option may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the exercise price (or the relevant portion thereof, as applicable) and any withholding taxes, or on such other terms and conditions as may be acceptable to the Administrator. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.

        9.    Prohibition on Repricing.

        Subject to Section 12, the Administrator shall not, without the approval of the shareholders of the Company, (a) authorize the amendment of any outstanding Option to reduce its price per Share, or (b) cancel any Option in exchange for cash or another Award when the Option price per Share exceeds the fair market value of the underlying Shares. Furthermore, for purposes of this Section 9, except in connection with a corporate transaction involving the Company (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Options may not be amended to reduce the exercise price per Share or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price per Share that is less than the exercise price per Share of the original Options without the approval of the shareholders of the Company.

        10.    Performance Based Awards.

        10.1    Purpose.    The purpose of this Section 10 is to provide the Committee the ability to grant Awards that are intended to constitute Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Section 10 shall control over any contrary provision contained in this Plan or an Appendix;

provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 10.

        10.2    Applicability.    This Section 10 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        10.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under this Plan, including under an Appendix, which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        10.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a subsidiary of the Company on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        10.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

        11.    Termination Of Relationship As Service Provider.

        11.1    Effect of Termination; Exercise After Termination.    Unless otherwise determined by the Administrator, if a Participant ceases to be a Service Provider, such Participant may exercise any outstanding Options within such period of time as is specified in the Award Agreement or the Plan to the extent that the Options are vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If, on the date of termination, any Options or other Awards are unvested, the Shares covered by the unvested portion of the Option or other Award shall revert to the Plan. If, after termination, the Participant does not exercise the vested Options within the time specified in the Award Agreement or the Plan, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        In the absence of a provision specifying otherwise in the relevant Award Agreement, then:

          (a)   in the event that the Participant ceases to be a Service Provider for any reason other than termination for Cause as a result of the Participant's death or Disability, the vested Options shall remain exercisable for a period of three (3) months from the effective date of termination of the Participant's status as a Service Provider;

          (b)   in the event that the Participant ceases to be a Service Provider for Cause, any outstanding unexercised Option (whether vested or unvested) will immediately expire and terminate, and the Participant shall not have any rights in connection with such Options.

          (c)   in the event that the Participant ceases to be a Service Provider as a result of the Participant's Disability, the Option shall remain exercisable for twelve (12) months following the Participant's date of termination for Disability.

          (d)   in the event that the Participant dies while a Service Provider, the Option shall remain exercisable by the Participant's estate or by a person who acquires the right to exercise the Option by bequest or inheritance for twelve (12) months following the Participant's date of death.

        11.2    Date of Termination.    For purposes of the Plan and any Option or Option Agreement, the date of termination (whether for Cause or otherwise) shall be the effective date of termination of the Participant's employment or engagement as a Service Provider.

        11.3    Leave of Absence.    Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. A Service Provider shall not cease to be considered as such in the case of any (a) leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, and its parent, subsidiary, affiliate, or any successor thereof; or (c) changes in status (employee to member of the Board of Directors, employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Service Provider's Award.

        12.    Change in Capital Structure.

        Upon the occurrence of any of the following described events, a Participant's rights to purchase Shares under the Plan shall be adjusted as hereinafter provided:

        12.1    Adjustments.

          (a)   In the event of any dividend or other distribution, reorganization, merger, consolidation, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares (other than an Equity Restructuring) occurs such that an adjustment is determined by the Administrator (in its sole and absolute discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 5; (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.

          (b)   In the event of any transaction or event described in Section 12.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

              (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.1(b), the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

             (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iii)  To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

             (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

          (c)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.1(a) or 12.1(b) hereof:

              (i)  The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 11.1(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

             (ii)  The Administrator shall make such proportionate adjustment, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and type of securities that may be issued under the Plan (including, but not limited to, adjustment of the limitations in Section 5).

        12.2    Change in Control.

          (a)   Anything to the contrary in Section 12.1 hereof notwithstanding, in the event of a Change in Control, the unexercised or restricted portion of each outstanding Award shall be assumed or an equivalent Award or right substituted, by the successor corporation or an affiliate of the successor corporation, as shall be determined by such entity, subject to the terms hereof. In the event that the successor corporation or a parent or subsidiary of the successor corporation does not provide for such an assumption or substitution of Awards (in circumstances in which the Company is not the successor entity), all Awards shall become exercisable in full and all forfeiture restrictions on such Awards shall lapse, provided that unless otherwise determined by the Administrator, the exercise of all Options that otherwise would not have been exercisable and the lapsing of all forfeiture restrictions that would not have otherwise lapsed in the absence of a Change in Control, shall be contingent upon the actual consummation of the Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

          (b)   For the purposes of this Section 12.2, an Award shall be considered assumed if, following a Change in Control, the option confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the merger or sale of assets by holders of Shares of the Company for each Share held on the effective date of the Change in Control (and if holders were offered a choice of consideration, the type of consideration determined by the Administrator, at its sole discretion); provided, however, that if the consideration received in the Change in Control is not solely ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent, the Administrator may, with the consent of the successor corporation, provide for the per share consideration to be received upon the exercise of the Option or upon the lapsing of the forfeiture restrictions to be solely ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined by the Administrator.

          (c)   In the event that the Board of Directors determines in good faith that, in the context of a Change in Control, certain Options have no monetary value and thus do not entitle the holders of such Options to any consideration under the terms of the Change in Control, the Board of Directors may determine that such Options shall terminate effective as of the effective date of the Change in Control.

          (d)   It is the intention that the Administrator's authority to make determinations, adjustments and clarifications in connection with the treatment of Awards shall be interpreted as widely as possible, to allow the Administrator maximal power and flexibility to interpret and implement the provisions of the Plan in the event of Change in Control.

        13.    Non-Transferability of Options, Other Awards and Shares.

        13.1 Except as may be permitted under an applicable Appendix, no Option or other Award may be transferred other than by will or by the laws of descent and distribution, and during the Participant's lifetime an Option may be exercised only by such Participant.

        13.2 Except as may be permitted under an applicable Appendix, Shares for which full payment has not been made, may not be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution. For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of an Participant's rights in respect of Options or Shares purchasable pursuant to the exercise thereof upon the death of such Participant to such Participant's estate or other successors by operation of law or will, whose rights therein shall be governed by Section 11.1(d) hereof, and as may otherwise be determined by the Administrator.

        14.    Term and Amendment of the Plan.

        14.1 The Plan shall become effective as of the Effective Date. The Plan shall expire on the date which is ten (10) years from the date of its adoption by the Board of Directors (except as to Options or other Awards outstanding on that date).

        14.2 Notwithstanding any other provision of the Plan, the Board of Directors (or a duly authorized Committee thereof) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, or as contemplated in any Appendix, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of Shares available under the Plan (other than any adjustment as provided by Section 12.1 hereof), (ii) constitutes a prohibited action under Section 9 or (iii) permits the Administrator to extend the exercise period for an Option beyond ten years from the date of grant; and provided further, however, that, except (x) to correct obvious drafting errors or as otherwise required by law or (y) as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Administrator shall reduce the rights of any Participant without the Participant's consent.

        15.    Term Of Option.

        Anything herein to the contrary notwithstanding, but without derogating from the provisions of Section 11 hereof, if any Option, or any part thereof, has not been exercised and the Shares covered thereby not paid for within seven (7) years after the date on which the Option was granted, as set forth in the Award Agreement (or any other period set forth in the instrument granting such Option pursuant to Section 6 hereof), such Option, or such part thereof, and the right to acquire such Shares shall terminate, all interests and rights of the Participant in and to the same shall expire, and, in the event that in connection therewith any Shares are held in trust as aforesaid, such trust shall expire.

        16.    Continuance Of Engagement.

        Neither the Plan nor any offer of Shares or Awards to a Participant shall impose any obligation on the Company or a related company thereof, to continue the employment or engagement of any Participant as a Service Provider, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve as a Service Provider of the Company or a related company thereof or restrict the right of the Company or a related company thereof to terminate such employment or engagement at any time.

        17.    Governing Law.

        The Plan and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

        18.    Application Of Funds.

        The proceeds received by the Company from the sale of Shares pursuant to Options granted under the Plan will be used for general corporate purposes of the Company or any related company thereof.

        19.    Taxes.

        19.1 Any tax consequences arising from the grant, vesting or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its affiliates, or the Participant), hereunder shall be borne solely by the Participant. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant's salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Awards or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

        19.2 The receipt of an Award and/or the acquisition of Shares issued upon the exercise of the Options may result in tax consequences. The description of tax consequences set forth in the Plan or any Appendix hereto does not purport to be complete, up to date or to take into account any special circumstances relating to a Participant.

        19.3 THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING ANY AWARD IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES.

        20.    Conditions Upon Issuance Of Shares.

        Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        21.    Miscellaneous.

        Whenever applicable in the Plan, the singular and the plural, and the masculine, feminine and neuter shall be freely interchangeable, as the context requires. The Section headings or titles shall not in any way control the construction of the language herein, such headings or titles having been inserted solely for the purpose of simplified reference. Words such as "herein", "hereof", "hereto", "hereinafter", "hereby", and "hereinabove" when used in the Plan refer to the Plan as a whole, including any applicable Appendices, unless otherwise required by context.

* * *

APPENDIX—ISRAELI TAXPAYERS

MELLANOX TECHNOLOGIES, LTD.
AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006)

        1.    Special Provisions for Israeli Tax Payers

        1.1   This Appendix (the "Appendix") to the Amended and Restated Mellanox Technologies, Ltd. Share Incentive Plan (2006) (the "Plan") is effective as of the date the Plan, as amended and restated, becomes effective (the "Effective Date").

        1.2   The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Awards.

        1.3   This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with the securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan. This Appendix is applicable only to grants made after the Effective Date. This Appendix complies with, and is subject to the ITO and Section 102.

        1.4   The Plan and this Appendix shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions of this Appendix shall govern.

        2.    Definitions

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:

        "3(i) Option" means an Option or Restricted Share Unit which is subject to taxation pursuant to Section 3(i) of the ITO which has been granted to any person who is not an Eligible 102 Participant.

        "102 Capital Gains Track" means the tax alternative set forth in Section 102(b)(2) of the ITO pursuant to which income resulting from the sale of Shares derived from Options or Restricted Share Units is taxed as a capital gain.

        "102 Capital Gains Track Grant" means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

        "102 Ordinary Income Track" means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares derived from Options or Restricted Share Units is taxed as ordinary income.

        "102 Ordinary Income Track Grant" means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

        "102 Trustee Grant" means an Award made pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

        "Award" means an Option, a Restricted Share Unit award or other award or allotment of Shares under the Plan and this Appendix.

        "Affiliate" means any "employing company" within the meaning of Section 102(a) of the ITO.

        "Controlling Shareholder" as defined under Section 32(9) of the Ordinance, means an employee who prior to the grant or as a result of the exercise of any Option or grant or vesting of any Restricted Share Unit or Shares, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the Ordinance) (i) 10% of the outstanding shares of the Company, (ii) 10% of the voting power of the Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the "profit" of the Company (as defined in the Ordinance), or (v) the right to appoint a director of the Company.

        "Election" means the Company's choice of the type (as between capital gains track or ordinary income track) of 102 Trustee Grants it will make under the Plan, as filed with the ITA.

        "Eligible 102 Participant" means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, who is not a Controlling Shareholder.

        "Fair Market Value" shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company's shares are listed on any established stock exchange or a national market system or if the Company's shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company's shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

        "ITA" means the Israeli Tax Authorities.

        "ITO" means the Israeli Income Tax Ordinance (New Version) 1961 and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

        "Non-Trustee Grant" means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

        "Required Holding Period" means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Options, Restricted Share Units or Shares granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted.

        "Restricted Share Unit" means an Award granted pursuant to Section 3 hereof.

        "Rules" means the Income Tax Rules (Tax benefits in Stock Issuance to Employees) 5763-2003.

        "Section 102" shall mean the provisions of Section 102 of the ITO, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

        "Shares" means Ordinary Shares, nominal value NIS 0.01 per share, of the Company, including restricted or unrestricted Shares issued upon exercise of Options or the vesting of Restricted Share Units granted pursuant to the Plan and this Appendix.

        "Trustee" means a person or entity designated by the Board of Directors to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

        3.    Special Terms for Restricted Share Units.

        3.1    Grant of Restricted Share Units.    The Administrator is authorized to make Awards of Restricted Share Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Share Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Share Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to either: (a) in the case of an Award that is not a 102 Trustee Grant, the Participant of record as issued to the Participant in the books of the Company (or, if applicable, its transfer agent or stock plan administrator), or (b) in the case of a 102 Trustee Grant, the Trustee (for the benefit of such Participant), pursuant to the provisions of Section 5 below, one unrestricted, fully transferable Share for each Restricted Share Unit scheduled to be paid out on such date and not previously forfeited.

        3.2    Forfeiture.    Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or status of Service Provider, any Restricted Share Units that have not fully vested shall be forfeited; provided, however, that the Administrator may provide for the accelerated vesting of Restricted Share Units, in its sole discretion.

        4.    Types of Awards and Section 102 Election

        4.1   Awards made pursuant to Section 102, whether as grants of Options or Restricted Share Units or as issuances of Shares under the Plan shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capital Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company's Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

        4.2   Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Appendix. Participants who are not Eligible 102 Participants may be granted only 3(i) Options under this Appendix.

        4.3   No 102 Trustee Grants may be made effective pursuant to this Appendix until 30 days after the requisite filings required by the ITO and the Rules have been made with the ITA.

        4.4   The Award Agreement evidencing the Award made pursuant to the Plan and this Appendix shall indicate whether the Award is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Grant; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

        5.    Terms And Conditions Of 102 Trustee Options and Restricted Share Units

        5.1   Each 102 Trustee Grant will be deemed granted on the date stated in a written notice by the Company, provided that on or before such date (i) the Company has provided such notice to the Trustee and (ii) the Participant has signed all documents required pursuant to this Section 5.

        5.2   Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for a Share acquired pursuant to the exercise of a Option, vesting of a Restricted Share Unit or issued directly as Share shall be issued to and registered in the name of a Trustee and shall be held in trust for the benefit of the Participant for the Required Holding Period. After termination of the Required Holding Period, the Trustee may release such Option, Restricted Share Unit and any such Shares, provided that (i) the Trustee has received an acknowledgment from the Israeli Income Tax Authority that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Options, Restricted Share Units or shares issued upon exercise of such Option or vesting of such Restricted Share Unit prior to the full payment of the Eligible 102 Participant's tax liabilities.

        5.3   Each 102 Trustee Grant (whether a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant, as applicable) shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Option and shall prevail over any term contained in the Plan, this Appendix or any agreement that is not consistent therewith. Any provision of the ITO and any approvals by the Income Tax Commissioner not expressly specified in this Plan, Appendix or Award Agreement which are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102.

        5.4   During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Options, Restricted Share Units or Shares and other shares received subsequently following any realization of rights derived from Shares, Options or Restricted Share Units (including share dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the shares have been withheld for Transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company's corporate documents, the Plan, any applicable agreement and any applicable law. To avoid doubt such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant.

        5.5   In the event a share dividend is declared on Shares which derive from Awards granted as 102 Trustee Grants, such dividend shall also be subject to the provisions of this Section 5 and the Required Holding Period for such dividend shares shall be measured from the commencement of the Required Holding Period for the Options, Restricted Share Units or Shares with respect to which the dividend was declared. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant after deduction of taxes and mandatory payments in compliance with applicable withholding requirements.

        5.6   If an Option or Restricted Share Unit granted as a 102 Trustee Grant is exercised or vests during the Required Holding Period, the Shares issued upon such exercise or vesting shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant. If such an Option or Restricted Share Unit is exercised or vests after the Required Holding Period ends, the Shares issued upon such exercise or vesting shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee, or (ii) be transferred to the Eligible 102 Participant directly, provided that the Participant first complies with all applicable provisions of the Plan.

        5.7   For as long as Shares are registered in the name of the Trustee for the benefit of a Participant, the Trustee shall provide to the Participant prompt written notice of all shareholder meetings or other communications to shareholders of the Company received by the Trustee, and if so requested in writing by the Participant, the Trustee shall execute a proxy in a form acceptable to the Company to enable the Participant to vote such Shares.

        6.    Assignability

        As long as Options, Restricted Share Units or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

        7.    Tax Consequences

        7.1   Any tax consequences arising from the grant, sale, vesting or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its affiliates and/or the Trustee or the Participant), hereunder shall be borne solely by the Participant. The Company and/or its affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company an/or any of its affiliates and/or the Trustee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant's salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Options or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

        7.2   With respect to Non-Trustee Grants, if the Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

        8.    Governing Law and Jurisdiction

        Notwithstanding any other provision of the Plan, with respect to Participants subject to this Appendix, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel applicable to contracts made and to be performed therein

* * *

APPENDIX—U.S. TAXPAYERS

MELLANOX TECHNOLOGIES, LTD.
AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006)

        1.    Special Provisions for Persons who are U.S. Taxpayers.

        1.1   This Appendix (the "Appendix") to the Mellanox Technologies, Ltd. Amended and Restated Global Share Incentive Plan (2006) (the "Plan") is effective as of the date that the Plan becomes effective (the "Effective Date").

        1.2   The provisions specified hereunder apply only to persons who are subject to U.S. federal income tax (any such person, a "U.S. Taxpayer").

        1.3   This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with applicable tax, securities and other applicable laws currently in force. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan (including, without limitation, its provisions regarding adjustments). This Appendix is applicable only to grants made after the Effective Date.

        1.4   The Plan and this Appendix shall be read together. In any case of an irreconcilable contradiction (as determined by the Administrator) between the provisions of this Appendix and the Plan, the provisions of the Plan shall govern unless expressly stated otherwise in this Appendix.

        1.5   To the extent required by applicable law, the Plan and this Appendix shall be submitted to the Company's shareholders for approval within twelve (12) months after the Effective Date.

        2.    Definitions.

        Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:

        "Award" means an Option, a Restricted Share award, a Restricted Share Unit award or other equity-based awards granted to a Participant pursuant to this Appendix and the Plan, or other allotment of Shares under the Plan and this Appendix.

        "Disability" means, with respect to Incentive Stock Options, a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

        "Fair Market Value" means, for purposes of this Appendix, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, (a) if the Shares are listed on any established stock exchange or a national market system, the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (b) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the closing bid and asked prices for the Shares on such date, or if no closing bid and asked prices were reported for such date, the date immediately prior to such date during which closing bid and asked prices were quoted for the Shares, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (c) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Administrator. Notwithstanding any provision herein to the contrary, with respect to Non-Qualified Stock Options, the "Fair Market Value" of the Shares shall be determined in a manner that satisfies the applicable requirements of Code Section 409A, and with respect to Incentive Stock Options, such Fair Market Value shall be determined in a manner that satisfies the applicable requirements of Code Section 422, and subject to Code Section 422(c)(7).

        "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or in Section A(1)(a)(5) of the general instructions of Form S-8, as applicable.

        "Incentive Stock Option" means any Option awarded to an eligible Participant under the Plan and this Appendix intended to be and designated in the Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

        "Non-Qualified Stock Option" means any Option awarded under this Plan that is not an Incentive Stock Option.

        "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

        "Restricted Shares" means Shares awarded to a Participant pursuant to Section 6 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

        "Restricted Share Unit" means an Award granted pursuant to Section 7 hereof.

        "Securities Act" means the U.S. Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

        "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

        "Ten Percent Shareholder" means a person owning shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, its Subsidiaries or its Parent.

        3.    Shares Reserved under Appendix for Incentive Stock Options.

        The maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options is 6,800,000 Shares, and such reserve of Shares for grants of Incentive Stock Options shall not be increased without the approval of the shareholders of the Company as required pursuant to Section 421 et seq. of the Code. The number of Shares stated in this Section 3 shall be subject to adjustment as provided in Section 12.1 of the Plan. To the extent that an Incentive Stock Option terminates, expires, or lapses for any reason, any Shares subject to the Award shall again be available for the grant of an Incentive Stock Option pursuant to the Plan and this Appendix. Notwithstanding the foregoing, any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Incentive Stock shall not again be available for the grant of an Incentive Stock Option pursuant to the Plan and this Appendix. In addition, Shares purchased on the open market with cash proceeds from the exercise of Incentive Stock Options shall not be available for the grant of an Incentive Stock Option pursuant to the Plan and this Appendix. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any affiliate shall not be counted against Shares available for grant as Incentive Stock Options pursuant to the Plan and this Appendix. Notwithstanding the provisions of this Section 3 hereof, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

        4.    Grants of Options.

        4.1    Generally.    The Administrator shall have full authority to grant Options to Service Providers pursuant to the terms of this Appendix and the Plan. All Options shall be granted by, confirmed by, and subject to the terms of, an Award Agreement to be executed by the Company and the Participant. In particular, the Administrator shall have the authority to determine whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option.

        4.2    Eligibility.    All Service Providers are eligible to be granted Non-Qualified Stock Options under this Appendix, and only employees of the Company, a Subsidiary or a Parent are eligible to be granted Incentive Stock Options under this Appendix, if so employed on the grant date of such Incentive Stock Option, although it is anticipated that grants hereunder will be granted solely or primarily to U.S. Taxpayers. Eligibility for the grant of an Option and actual participation in this Appendix and the Plan shall be determined by the Administrator in its sole discretion. Notwithstanding anything in this Section 4.2 to the contrary, Consultants who are not natural persons that provide bona fide services to the Company, a Subsidiary or a Parent, and Consultants who provide services in connection with the offer or sale of securities in a capital raising transaction shall not be eligible to be granted Options under this Appendix.

        5.    Special Terms for Incentive Stock Options.

        5.1    Disqualification.    To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

        5.2    Exercise Price.    The exercise price per Share subject to an Incentive Stock Option shall be determined by the Administrator at the time of grant of such Incentive Stock Option; provided that the per share exercise price of an Option shall not be less than 100% of the Fair Market Value of the Share at the time of grant of such Incentive Stock Option; and provided, further, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price per Share shall be no less than 110% of the Fair Market Value of the Share at the time of the grant of such Incentive Stock Option.

        5.3    Option Term.    The term of each Incentive Stock Option shall be fixed by the Administrator; provided, however, that no Incentive Stock Option shall be exercisable more than seven (7) years after the date such Incentive Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five years.

        5.4    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by Section 422 of the Code), such Incentive Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Appendix not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Administrator may amend this Appendix accordingly, without the necessity of obtaining the approval of the shareholders of the Company, unless required by applicable law.

        5.5    Effect of Termination.    Notwithstanding anything to the contrary in the Plan or this Appendix, and in the absence of a provision specifying otherwise in the relevant Award Agreement, then with respect to Incentive Stock Options, the following provisions must be met on order for the Award to qualify as an Incentive Stock Option under the Code:

          (a)   in the event that the Participant ceases to be an employee of the Company or any Subsidiary or Parent for any reason other than the Participant's death or Disability, the vested Options must be exercised within three (3) months from the effective date of termination of the Participant's employment with the Company, any Subsidiary or Parent;

          (b)   in the event that the Participant's employment with the Company, a Subsidiary or Parent terminates as a result of the Participant's death or Disability, the Option must be exercised within twelve (12) months following the Participant's date of termination for death or Disability.

To avoid doubt, the provisions of Section 11 of the Plan shall remain in full force and effect and apply to Awards granted as Incentive Stock Options. The restrictions set forth above represent special additional limitations that apply to qualify as Incentive Stock Options under the provisions of the Code. To avoid doubt, a Participant may choose to exercise Options in accordance with the terms of Section 11 of the Plan and the relevant Award Agreement, and not in compliance with the provisions of the Code relating to "incentive stock options". In that case such Option will not qualify as an Incentive Stock Option and will be treated as a Non-Qualified Stock Option.

        5.6    Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.

        5.7    Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

        6.    Special Terms for Restricted Stock.

        6.1    Grant of Restricted Stock.    The Administrator is authorized to make Awards of Restricted Stock to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

        6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

        6.3    Forfeiture.    Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or status of Service Provider during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

        6.5    Taxes.    In accordance with the terms of the Code, a Participant shall be responsible for payment of all taxes incurred in connection with the grant of Restricted Stock. Accordingly, upon the vesting of Restricted Stock, a Participant shall make provision for the payment of all required withholding to the Company in accordance with Section 19.1 of the Plan.

        7.    Restricted Share Units.

        The Administrator is authorized to make Awards of Restricted Share Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Share Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Share Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant or record as issued to the Participant in the books of the Company (or, if applicable, its transfer agent or stock plan administrator) one unrestricted, fully transferable Share for each Restricted Share Unit scheduled to be paid out on such date and not previously forfeited.

        8.    Amendment of Appendix and Individual Awards.

        8.1   This Appendix may be amended or terminated in accordance with the terms governing the amendment or termination of the Plan; provided, however, that without the approval of the shareholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would: (i) increase the aggregate number of Shares that may be issued under this Appendix; (ii) change the classification of individuals eligible to receive Incentive Stock Options under this Appendix; (iii) decrease the minimum exercise price of any Option below the amounts specified herein; (iv) extend the term of the Plan under Section 14.1 of the Plan or the maximum Option period under Section 5.3 of this Appendix; or (v) require shareholder approval in order for the Appendix to continue to comply with Section 422 of the Code to the extent applicable to Incentive Stock Options or require shareholder approval to the extent necessary and desirable to comply with applicable law, regulations or under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

        8.2   The Administrator may, to the extent permitted by the Plan and this Appendix, amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to the Plan or as otherwise specifically provided herein, no such amendment or other action by the Administrator shall materially impair the previously accrued rights of any holder of such Award without the holder's consent.

        8.3   Notwithstanding any other provisions of the Plan or this Appendix to the contrary, (a) the Administrator may amend the Plan, this Appendix or any Award without the consent of the holder thereof if the Administrator determines that such amendment is required or advisable for the Company, the Plan, this Appendix or any Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard, and (b) neither the Company nor the Administrator shall take any action pursuant to Section 8 or Section 10 of this Appendix or Section 14.2 of the Plan, or otherwise, that would cause an Award that is otherwise exempt under Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

        9.    Limits on Transfer.

        No Award shall be assigned, transferred or otherwise disposed of by a Participant otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Administrator may determine, in its sole discretion, at the time of grant or thereafter that an Award (other than an Incentive Stock Option) granted under this Appendix that is otherwise not transferable pursuant to this Section 9 is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Administrator. An Award that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan, the Appendix and the applicable Award Agreement. Any Shares acquired upon the exercise of an Award by a permissible transferee of an Award or a permissible transferee pursuant to a transfer after the exercise of, or issuance of Shares under, an Award shall be subject to the terms of the Plan, the Appendix and the applicable Award Agreement.

        10.    Deferred Compensation.

        To the extent that the Administrator determines that any Award granted under the Plan and this Appendix is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, this Appendix and the Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan or this Appendix to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan or the Appendix and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. The Administrator may permit deferrals of compensation pursuant to the terms of a Participant's Award Agreement, a separate plan, or an Appendix that (in each case) meets the requirements of Code Section 409A.

* * *

Appendix B

FIRST AMENDMENT TO THE
MELLANOX TECHNOLOGIES, LTD.
AMENDED AND RESTATED EMPLOYEE SHARE PURCHASE PLAN
(effective as of February 23, 2016)

        This First Amendment (this "Amendment") to the Mellanox Technologies, Ltd. Amended and Restated Employee Share Purchase Plan (as amended and restated on February 22, 2012, the "Plan"), is made and adopted by the Board of Directors (the "Board") of Mellanox Technologies, Ltd., a company organized under the laws of the State of Israel (the "Company"), effective as of February 23, 2016 (the "Effective Date"), subject to the approval of the Company's shareholders within 12 months following the Effective Date.

RECITALS

        WHEREAS, the Company maintains the Plan;

        WHEREAS, pursuant to Section 20 of the Plan, the Board has the authority to amend the Plan from time to time, provided that the Company shall obtain shareholder approval for any such amendment to the extent necessary to comply with Section 423 of the U.S. Internal Revenue Code of 1986, as amended; and

        WHEREAS, the Board desires to amend the Plan to increase the number of shares reserved for issuance thereunder.

        NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date, subject to the approval of the Company's shareholders within 12 months following the Effective Date:

AMENDMENT

        1.     Section 13(a) of the Plan is hereby amended and restated in its entirety as follows:

  "(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of Shares which shall be made available for sale under the Plan shall be 7,585,712 Shares."

        2.     Notwithstanding anything in the Plan to the contrary, the Plan remain in effect until the tenth (10th) anniversary of the Effective Date of this Amendment.

        3.     This Amendment shall be and hereby is incorporated into and forms a part of the Plan.

        4.     Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

* * *

B-1

        I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Mellanox Technologies, Ltd. on February 23, 2016.

        I hereby certify that the foregoing Amendment was duly adopted by the shareholders of Mellanox Technologies, Ltd. on                        , 2016.

        Executed on this        day of                        , 2016.

By:
Name:
Title:

B-2

Appendix C

AMENDED AND RESTATED
ARTICLES OF ASSOCIATION

OF

MELLANOX TECHNOLOGIES, LTD.

A COMPANY LIMITED BY SHARES

PRELIMINARY

        1.    COMPANY NAME

        The name of the company is "Mellanox Technologies Ltd." (the "Company").

        2.    INTERPRETATION

        (a)   In these Articles, the following terms shall bear the meanings set forth below, unless inconsistent with the subject or context.

    "Antitrust Law" shall mean the Israeli Restrictive Trade Practices Law, 5748-1988, as amended and as may be amended from time to time, and any regulations promulgated thereunder.

    "Office Holder" shall mean every director and every other person included in the definition of "office holder" under the Companies Law, including the executive officers of the Company.

    "External Directors" shall mean directors appointed and serving in accordance with Sections 239 through 249 of the Companies Law.

    "Companies Law" shall mean the Israeli Companies Law, 5759-1999, as amended and as may be amended from time to time, and any regulations promulgated thereunder.

    "Securities Law" shall mean the Israeli Securities Law 5728-1968, as amended and as may be amended from time to time, and any regulations promulgated thereunder.

    "Articles" shall mean these Amended and Restated Articles of Association as originally adopted or as amended from time to time.

    "Office" shall mean the registered office of the Company.

    "Year" and "Month" shall mean a Gregorian month or year.

        (b)   Defined terms used herein, but not defined, shall have the meaning given them in the Companies Law.

        (c)   Unless the subject or the context otherwise requires: words and expressions importing the masculine gender shall include the feminine gender; and words and expressions importing persons shall include bodies corporate.

        3.    PUBLIC COMPANY; LIMITED LIABILITY AND COMPANY OBJECTIVES

        (a)   The Company is a Public Company, as such term is defined in the Companies Law.

        (b)   The liability of the Company's Shareholders is limited and, accordingly, the liability of each Shareholder for the Company's obligations shall be limited to the payment of the nominal value of the shares held by such Shareholder, subject to the provisions of these Articles and the Companies Law.

        (c)   The Company's objectives are to carry on any business and perform any act which is not prohibited by law. The Company may also make contributions of reasonable sums to worthy purposes even if such contributions are not made on the basis of business considerations

 SHARE CAPITAL

        4.    SHARE CAPITAL

        (a)   The authorized share capital of the Company is three million five hundred thousand New Israeli Shekels (NIS 3,500,000) divided into two hundred million (200,000,000) Ordinary Shares, par value 0.0175 per share.

        (b)   The Ordinary Shares all rank pari passu in all respects.

        5.    INCREASE OF AUTHORIZED SHARE CAPITAL

        (a)   The Company may, from time to time, by resolution of its shareholders, whether or not all the shares then authorized have been issued and whether or not all the shares theretofore issued have been called up for payment, increase its authorized share capital by the creation of new shares. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, and such shares shall confer such rights and preferences, and shall be subject to such restrictions, as such resolution shall provide.

        (b)   Except to the extent otherwise provided in such resolution, any new shares included in the authorized share capital increased as aforesaid shall be subject to all the provisions of these Articles which are applicable to shares of the same class included in the existing share capital.

        6.    SPECIAL RIGHTS; MODIFICATION OF RIGHTS

        (a)   Subject to the provisions of these Articles, and without prejudice to any special rights previously conferred upon the holders of existing shares in the Company, the Company may, from time to time, by resolution of its shareholders, provide for shares with such preferred or deferred rights or rights of redemption or other special rights and/or such restrictions, whether in regard to liquidation, dividends, voting, repayment of share capital or otherwise, as may be stipulated in such resolution provided that any resolution with respect to the issuance of shares will be made only by the Board of Directors.

        (b)

            (i)  If at any time the share capital is divided into different classes of shares, the rights attached to any class, unless otherwise provided by these Articles, may be modified or abrogated by the Company, by a resolution of the shareholders, subject to the consent in writing of the holders of at least a majority of the issued shares of such class or the adoption of a resolution passed at a separate General Meeting of the holders of the shares of such class.

           (ii)  The provisions of these Articles relating to General Meetings shall, mutatis mutandis, apply to any separate General Meeting of the holders of the shares of a particular class, provided, however, that the requisite quorum at any such separate General Meeting shall be two or more members present in person or by proxy and holding not less than thirty three and a third percent (33 1/3%) of the issued shares of such class.

          (iii)  Unless otherwise provided by these Articles, the enlargement of an authorized class of shares, or the issuance of additional shares thereof out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article 6(b), to modify or abrogate the rights attached to previously issued shares of such class or of any other class.

        7.    CONSOLIDATION, SUBDIVISION, CANCELLATION AND REDUCTION OF SHARE CAPITAL

        (a)   The Company may, from time to time, by resolution of its shareholders (subject, however, to the provisions of Article 6(b) hereof and to applicable law):

            (i)  consolidate and divide all or part of its issued or un-issued authorized share capital into shares of a per share nominal value which is larger than the per share nominal value of its existing shares;

           (ii)  subdivide its shares (issued or un-issued) or any of them, into shares of smaller nominal value;

          (iii)  cancel any shares which, at the date of the adoption of such resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so canceled; or

          (iv)  reduce its share capital in any manner, subject to any consent required by law.

        (b)   With respect to any consolidation of issued shares into shares of a larger nominal value per share, and with respect to any other action which may result in fractional shares, the Board of Directors may settle any difficulty which may arise with regard thereto, as it deems fit, and, in connection with any such consolidation or other action which could result in fractional shares, may, without limiting its aforesaid power:

            (i)  determine, as to the holder of shares so consolidated, which issued shares shall be consolidated into a share of a larger nominal value per share;

           (ii)  allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings;

          (iii)  redeem, in the case of redeemable preference shares, and subject to applicable law, such shares or fractional shares sufficient to preclude or remove fractional share holdings; and/or

          (iv)  cause the transfer of fractional shares by certain shareholders of the Company to other shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees of such fractional shares to pay the transferors thereof the fair value thereof, and the Board of Directors is hereby authorized to act in connection with such transfer, as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purposes of implementing the provisions of this sub-Article 7(b)(iv).

SHARES

        8.    ISSUANCE OF SHARE CERTIFICATES; REPLACEMENT OF LOST CERTIFICATES

        (a)   Share Certificates shall be issued under the corporate seal of the Company and shall bear the signature of one Director, or of any other person or persons so authorized by the Board of Directors.

        (b)   Each shareholder shall be entitled to one or several numbered certificates for all the shares of any class registered in his name, each for one or more of such shares. Each certificate shall specify the serial numbers of the shares represented thereby and may also specify the amount paid up thereon.

        (c)   A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Shareholder Register in respect of such co-ownership.

        (d)   A share certificate which has been defaced, lost or destroyed, may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors in its discretion deems fit.

        9.    REGISTERED HOLDER

        Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by statute, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

        10.    ALLOTMENT OF SHARES

        The un-issued shares from time to time shall be under the sole control of the Board of Directors, who shall have the power to allot, issue or otherwise dispose of shares to such persons, on such terms and conditions (including inter alia terms relating to calls as set forth in Article 12(f) hereof), and either at par or at a premium, or, subject to the provisions of the Companies Law, at a discount and/or with payment of commission, and at such times, as the Board of Directors deems fit, and the power to give to any person the option to acquire from the Company any shares, either at par or at a premium, or, subject as aforesaid, at a discount and/or with payment of commission, during such time and for such consideration as the Board of Directors deems fit.

        11.    PAYMENT IN INSTALLMENTS

        If pursuant to the terms of allotment or issue of any share, all or any portion of the price thereof shall be payable in installments, every such installment shall be paid to the Company on the due date thereof by the then registered holder(s) of the share or the person(s) then entitled thereto.

        12.    CALLS ON SHARES

        (a)   The Board of Directors may, from time to time, as it, in its discretion, deems fit, make calls for payment upon shareholders in respect of any sum which has not been paid up in respect of shares held by such shareholders and which is not pursuant to the terms of allotment or issue of such shares or otherwise, payable at a fixed time, and each shareholder shall pay the amount of every call so made upon him or her (and of each installment thereof if the same is payable in installments), to the Company at the time(s) and place(s) designated by the Board of Directors, as any such time(s) may be thereafter extended or place(s) changed. Unless otherwise stipulated in the resolution of the Board of Directors (and in the notice hereafter referred to), each payment in response to a call shall be deemed to constitute a pro rata payment on account of all the shares in respect of which such call was made.

        (b)   Notice of any call for payment by a shareholder shall be given in writing to such shareholder not less than fourteen (14) days prior to the time of payment fixed in such notice, and shall specify the time and place of payment. Prior to the time for any such payment fixed in a notice of a call given to a shareholder, the Board of Directors may in its absolute discretion, by notice in writing to such member, revoke such call in whole or in part, extend the time fixed for payment thereof, or designate a different place of payment. In the event of a call payable in installments, only one notice thereof need be given.

        (c)   If pursuant to the terms of allotment or issue of a share or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board of Directors and for which notice was given in accordance with paragraphs (a) and (b) of this Article 12, and the provisions of these Articles with regard to calls (and the non-payment thereof) shall be applicable to such amount (and the non-payment thereof).

        (d)   Joint holders of a share shall be jointly and severally liable to pay all calls for payment in respect of such share and all interest payable thereon.

        (e)   Any amount called for payment which is not paid when due shall bear interest from the date fixed for payment until actual payment thereof, at such rate (not exceeding the then prevailing debitory rate charged by leading commercial banks in Israel), and payable at such time(s) as the Board of Directors may prescribe.

        (f)    Upon the allotment of shares, the Board of Directors may provide for differences among the allottees of such shares as to the amounts and times for payment of calls in respect of such shares.

        13.    PREPAYMENT

        With the approval of the Board of Directors, any shareholder may pay to the Company any amount not yet payable in respect of his shares, and the Board of Directors may approve the payment by the Company of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board of Directors. The Board of Directors may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article 13 shall derogate from the right of the Board of Directors to make any call for payment before or after receipt by the Company of any such advance.

        14.    FORFEITURE AND SURRENDER

        (a)   If any shareholder fails to pay an amount payable by virtue of a call, or interest thereon as provided for in accordance herewith, on or before the day fixed for payment of the same, the Board of Directors may at any time after the day fixed for such payment, so long as such amount (or any portion thereof) or interest thereon (or any portion thereof) remains unpaid, resolve to forfeit all or any of the shares in respect of which such payment was called for. All expenses incurred by the Company in attempting to collect any such amount or interest thereon, including, without limitation, attorney's fees and costs of legal proceedings, shall be added to, and shall, for all purposes (including the accrual of interest thereon), constitute a part of, the amount payable to the Company in respect of such call.

        (b)   Upon the adoption of a resolution as to the forfeiture of a shareholder's share, the Board of Directors shall cause notice thereof to be given to such shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable by a date specified in the notice (which date shall be not less than fourteen (14) days after the date such notice is given and which may be extended by the Board of Directors), such shares shall be ipso facto forfeited, provided, however, that, prior to such date, the Board of Directors may nullify such resolution of forfeiture, but no such nullification shall stop the Board of Directors from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

        (c)   Without derogating from Articles 54 and 59 hereof, whenever shares are forfeited as herein provided, all dividends, if any, theretofore declared in respect thereof and not actually paid shall be deemed to have been forfeited at the same time.

        (d)   The Company, by resolution of the Board of Directors, may accept the voluntary surrender of any share not fully paid for.

        (e)   Any share forfeited or surrendered as provided herein, shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board of Directors deems fit.

        (f)    Any shareholder whose shares have been forfeited or surrendered shall cease to be a shareholder in respect of the forfeited or surrendered shares, but shall, notwithstanding, be liable to pay, and shall forthwith pay, to the Company, all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment, at the rate prescribed in Article 12(e) above, and the Board of Directors, in its discretion, may, but shall not be obligated to, enforce the payment of such moneys, or any part thereof. In the event of such forfeiture or surrender, the Company, by resolution of the Board of Directors, may accelerate the date(s) of payment of any or all amounts then owing to the Company by the shareholder in question (but not yet due) in respect of all shares owned by such shareholder, solely or jointly with another.

        (g)   The Board of Directors may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall stop the Board of Directors from re-exercising its powers of forfeiture pursuant to this Article 14.

        15.    LIEN

        (a)   Except to the extent the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, for his debts, liabilities and engagements to the Company arising from any amount payable by such shareholder in respect of any unpaid or partly paid share, whether or not such debt, liability or engagement has matured. Such lien shall extend to all dividends from time to time declared or paid in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of the lien (if any) existing on such shares immediately prior to such transfer.

        (b)   The Board of Directors may cause the Company to sell a share subject to such a lien when the debt, liability or engagement giving rise to such lien has matured, in such manner as the Board of Directors deems fit, but no such sale shall be made unless such debt, liability or engagement has not been satisfied within fourteen (14) days after written notice of the intention to sell shall have been served on such shareholder, his executors or administrators.

        (c)   The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or engagements of such member in respect of such share (whether or not the same have matured), and the residue (if any) shall be paid to the shareholder, his executors, administrators or assigns.

        16.    SALE AFTER FORFEITURE OR SURRENDER OR IN ENFORCEMENT OF LIEN

        Upon any sale of a share after forfeiture or surrender or for enforcing a lien, the Board of Directors may appoint any person to execute an instrument of transfer of the share so sold and cause the purchaser's name to be entered in the Shareholder Register in respect of such share. The purchaser shall be registered as the shareholder and shall not be bound to see to the regularity of the sale proceedings, or to the application of the proceeds of such sale, and after his name has been entered in the Shareholder Register in respect of such share, the validity of the sale shall not be impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

        17.    REDEEMABLE SHARES

        The Company may, subject to applicable law, issue redeemable shares and redeem the same.

TRANSFER OF SHARES

        18.    REGISTRATION OF TRANSFER

        (a)   No transfer of shares shall be registered unless a proper writing or instrument of transfer (in any customary form or any other form satisfactory to the Board of Directors) has been submitted to the Company (or its transfer agent), together with the share certificate(s) and such other evidence of title as the Board of Directors may reasonably require. Until the transferee has been registered in the Shareholder Register (or with the transfer agent) in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof. The Board of Directors, may, from time to time, prescribe a fee for the registration of a transfer.

        (b)   The Board of Directors may, in its discretion to the extent it deems necessary, close the Shareholder Register for registrations of transfers of shares during any year for a period determined by the Board of Directors, and no registrations of transfers of shares shall be made by the Company during any such period during which the Shareholder Register is so closed.

        19.    RECORD DATE FOR NOTICES OF GENERAL MEETINGS AND OTHER ACTION

        (a)   Notwithstanding any provision of these Articles to the contrary, and to allow the Company to determine the shareholders entitled to notice of, or to vote at, any Annual or Extraordinary General Meeting or any adjournment thereof, or to express consent to or dissent from any corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of, or to take or be the subject to, any other action, the Board of Directors may fix, a record date, which shall not be more than forty (40), or any longer period required under the Companies Law, nor less than four (4) days, or any longer period required under the Companies Law, before the date of such meeting or other action. A determination of shareholders of record entitled to notice of or to vote at a meeting shall apply to any adjournment of the meeting: provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        (b)   Any shareholder or shareholders of the Company holding, at least one percent (1%) of the voting rights in the issued share capital of the Company may, pursuant to the Companies Law, request that the Board of Directors include a subject in the agenda of a General Meeting to be held in the future. Any such request must be in writing, must include all information related to subject matter and the reason that such subject is proposed to be brought before the General Meeting and must be signed by the shareholder or shareholders making such request. In addition, subject to the Companies Law and the provisions of Article 39, the Board of Directors may include such subject in the agenda of a General Meeting only if the request has been delivered to the Secretary of the Company not later than sixty (60) days and not more than one hundred and twenty (120) days prior to the General Meeting in which the subject is to be considered by the shareholders of the Company. Each such request shall also set forth: (a) the name and address of the shareholder making the request; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting; (c) a description of all arrangements or understandings between the shareholder and any other person or persons (naming such person or persons) in connection with the subject which is requested to be included in the agenda; and (d) a declaration that all the information that is required under the Companies Law and any other applicable law to be provided to the Company in connection with such subject, if any, has been provided. Furthermore, the Board of Directors, may, in its discretion to the extent it deems necessary, request that the shareholders making the request provide additional information necessary so as to include a subject in the agenda of a General Meeting, as the Board of Directors may reasonably require.

TRANSMISSION OF SHARES

        20.    DECEDENTS' SHARES

        (a)   In case of death of a registered holder of a share registered in the names of two or more holders, the Company may recognize the survivor(s) as the sole owner(s) thereof unless and until the provisions of Article 20(b) have been effectively invoked.

        (b)   Any person becoming entitled to a share in consequence of the death of any shareholder, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors may reasonably deem sufficient), shall be registered as a shareholder in respect of such share, or may, subject to the regulations as to transfer herein contained, transfer such share.

        21.    RECEIVERS AND LIQUIDATORS

        (a)   The Company may recognize any receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a shareholder or its properties, as being entitled to the shares registered in the name of such member.

        (b)   Such receiver, liquidator or similar official appointed to wind-up, dissolve or otherwise liquidate a corporate shareholder and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceedings with respect to a shareholder or its properties, upon producing such evidence as the Board of Directors may deem sufficient as to his authority to act in such capacity or under this Article, shall with the consent of the Board of Directors (which the Board of Directors may grant or refuse in its absolute discretion), be registered as a shareholder in respect of such shares, or may, subject to the regulations as to transfer herein contained, transfer such shares.

GENERAL MEETINGS

        22.    ANNUAL GENERAL MEETING

        (a)   An Annual General Meeting shall be held once in every calendar year at such time (within a period of not more than fifteen (15) months after the last preceding Annual General Meeting) and at such place, either within or without the State of Israel, as may be determined by the Board of Directors.

        (b)   Subject to the provisions of these Articles, the function of the Annual General Meeting shall be to elect the members of the Board of Directors; to receive the Financial Statements; to appoint the Company's auditors and to fix their remuneration and to transact any other business which under these Articles or the Companies Law are to be transacted at a General Meeting.

        23.    EXTRAORDINARY GENERAL MEETINGS

        All General Meetings other than Annual General Meetings shall be called "Extraordinary General Meetings". The Board of Directors may, whenever it thinks fit, convene an Extraordinary General Meeting, at such time and place, within or out of the State of Israel, as may be determined by the Board of Directors, and shall be obliged to do so upon a requisition in writing in accordance with Section 63 of the Companies Law.

        24.    NOTICE OF GENERAL MEETINGS; OMISSION TO GIVE NOTICE

        (a)   Not less than twenty-one (21) days' prior notice, or thirty-five (35) days' prior notice to the extent required under regulations promulgated under the Companies Law, shall be given of every General Meeting. Each such notice shall. specify the place and the day and hour of the meeting and the general nature of each item to be acted upon thereat, said notice to be given to all members who would be entitled to attend and vote at such meeting. Anything therein to the contrary notwithstanding, with the consent of all members entitled to vote thereon, a resolution may be proposed and passed at such meeting although a lesser notice than hereinabove prescribed has been given.

        (b)   The accidental omission to give notice of a meeting to any member, or the non-receipt of notice sent to such member, shall not invalidate the proceedings at such meeting.

        (c)   Notwithstanding anything to the contrary in this Article 24, and subject to any applicable stock exchange rules or regulations, notice of general meetings does not have to be delivered to shareholders, and notice by the Company of a General Meeting which is published in two daily newspapers in Israel shall be deemed to have been duly given on the date of such publication to any shareholder whose address as listed in the Register of Shareholders (or as designated in writing for the receipt of notices and other documents) is located in the State of Israel, and notice by the Company of a General Meeting which is publicized on the United States Securities and Exchange Commission's EDGAR Database or similar publication via the internet shall be deemed to have been duly given on the date of such publication to any shareholder whose address as registered in the Register of Shareholders (or as designated in writing for the receipt of notices and other documents) is located outside of Israel.

        25.    MANNER OF MEETING

        The Board may, in its absolute discretion, resolve to enable persons entitled to attend a general meeting to do so by simultaneous attendance and participation at the principal meeting place and a satellite meeting place or places anywhere in the world and the shareholders present in person, by proxy or by written ballot at satellite meeting places shall be counted in the quorum for and entitled to vote at the general meeting in question, and that meeting shall be duly constituted and its proceedings valid, provided that the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that shareholders attending at all the meeting places are able to:

        (a)   participate in the business for which the meeting has been convened;

        (b)   hear all persons who speak (whether by the use of microphones, loudspeakers audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place(s); and

        (c)   be heard by all other persons so present in the same way.

PROCEEDINGS AT GENERAL MEETINGS

        26.    QUORUM

        (a)   No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the quorum required under these Articles for such General Meeting or such adjourned meeting, as the case may be, is present when the meeting proceeds to business.

        (b)   In the absence of contrary provisions in these Articles, two or more shareholders (not in default in payment of any sum referred to in Article 32(a) hereof), present in person or by proxy and holding shares conferring in the aggregate more than thirty three and a third (33 1/3%) percent of the voting power of the Company, shall constitute a quorum of General Meetings.

        (c)   If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon requisition under Sections 64 or 65 of the Companies Law, shall be dissolved, but in any other case it shall be adjourned to the same day in the next week, at the same time and place, or to such day and at such time and place as the Chairman may determine. No business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called.

        (d)   The Board of Directors may determine, in its discretion, the matters that may be voted upon at the meeting by proxy or written ballot in addition to the matters listed in Section 87(a) to the Companies Law.

        27.    CHAIRMAN

        The Chairman, if any, of the Board of Directors, shall preside as Chairman at every General Meeting of the Company. If at any meeting the Chairman is not present within fifteen (15) minutes after the time fixed for holding the meeting or is unwilling to act as Chairman, the Co-Chairman shall preside at the meeting. If at any such meeting both the Chairman and the Co-Chairman are not present or are unwilling to act as Chairman, the shareholders present shall choose someone of their number to be Chairman. The office of Chairman shall not, by itself, entitle the holder thereof to vote at any General Meeting nor shall it entitle such holder to a second or casting vote (without derogating, however, from the rights of such Chairman to vote as a shareholder or proxy of a shareholder if, in fact, he is also a shareholder or proxy).

        28.    ADOPTION OF RESOLUTIONS AT GENERAL MEETINGS

        (a)   A resolution shall be deemed adopted if approved by the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon.

        (b)   Every question submitted to a General Meeting shall be decided by a show of hands, but the Chairman of the Meeting may determine that a resolution shall be decided by a written ballot. A written ballot may be implemented before the proposed resolution is voted upon or immediately after the declaration by the Chairman of the results of the vote by a show of hands. If a vote by written ballot is taken after such declaration, the results of the vote by a show of hands shall be of no effect, and the proposed resolution shall be decided by such written ballot.

        (c)   A declaration by the Chairman of the meeting that a resolution has been carried unanimously, or carried by a particular majority, or lost, and an entry to that effect in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

        (d)   Notwithstanding any of the other provisions of these Articles, any resolution to consummate a Merger, as defined in Section 1 of the Law, shall require the approval of the holders of at least a majority of the voting power of the Company. For the avoidance of doubt, any amendment to this Article 28(d) shall require the approval of the holders of at least a majority of the voting power of the Company.

        29.    RESOLUTIONS IN WRITING

        A resolution in writing signed by all shareholders of the Company then entitled to attend and vote at General Meetings or to which all such shareholders have given their written consent (by letter, telegram, telex, facsimile, e-mail or otherwise) shall be deemed to have been unanimously adopted by a General Meeting duly convened and held.

        30.    POWER TO ADJOURN

        (a)   The Chairman of a General Meeting at which a quorum is present may, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called.

        (b)   It shall not be necessary to give notice of an adjournment, whether pursuant to Article 26(c) or Article 30(a), unless the meeting is adjourned for twenty-one (21) days or more in which event notice thereof shall be given in the manner required for the meeting as originally called.

        31.    VOTING POWER

        Subject to the provisions of Article 32(a) and subject to any provision hereof conferring special rights as to voting, or restricting the right to vote, every shareholder shall have one vote for each share held by him of record, on every resolution, without regard to whether the vote thereon is conducted by a show of hands, by written ballot or by any other means.

        32.    VOTING RIGHTS

        (a)   No shareholder shall be entitled to vote at any General Meeting (or be counted as a part of the quorum thereat), unless all calls and other sums then payable by him in respect of his shares in the

Company have been paid, but this Article 32(a) shall not apply to separate General Meetings of the holders of a particular class of shares pursuant to Article 6(b).

        (b)   A company or other corporate body being a shareholder of the Company may duly authorize any person to be its representative at any meeting of the Company or to execute or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such shareholder all the power which the latter could have exercised if it were an individual shareholder. Upon the request of the Chairman of the meeting, written evidence of such authorization (in form acceptable to the Chairman) shall be delivered to him.

        (c)   Any shareholder entitled to vote may vote either in person or by proxy (who need not be a shareholder of the Company), or, if the shareholder is a company or other corporate body, by a representative authorized pursuant to Article 32(b).

        (d)   If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s). For the purpose of this Article 32(d), seniority shall be determined by the order of registration of the joint holders in the Shareholder Register.

PROXIES

        33.    INSTRUMENT OF APPOINTMENTS

        (a)   An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

    "I, [insert name of shareholder] of [insert address of shareholder], being a member of Mellanox Technologies Ltd. (the "Company"), hereby appoints [insert name of proxy] or [insert address of proxy] as my proxy to vote for me and on my behalf at the [Annual / Extraordinary] General Meeting of the Company to be held on the        day of                        , 20    and at any adjournment(s) thereof.

    Signed this        day of                        , 20    .

(Signature of Appointor)"

    or in any usual or common form or in such other form as may be approved by the Board of Directors. Such proxy shall be duly signed by the appointor or such person's duly authorized attorney or, if such appointor is a company or other corporate body, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s).

        (b)   The instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be presented to the Chairman at the meeting at which the person named in the instrument proposes to vote or be delivered to the Company (at its Registered Office, at its principal place of business, or at the offices of its registrar or transfer agent, or at such place as the Board of Directors may specify) not less than two (2) hours before the time fixed for such meeting, except that the instrument shall be delivered (i) twenty-four (24) hours before the time fixed for the meeting where the meeting is to be held in the United States of America and the instrument is delivered to the Company at its Registered Office or principal place of business, or (ii) forty-eight (48) hours before the time fixed for the meeting where the meeting is to be held outside of the United States of America and Israel and the instrument is delivered to the Company's registrar or transfer agent. Notwithstanding the above, the Chairman shall have the right to waive the time requirement provided above with respect to all instruments of proxies and to accept any and all instruments of proxy received prior to the beginning of a General Meeting.

        34.    EFFECT OF DEATH OF APPOINTOR OR TRANSFER OF SHARE OR REVOCATION OF APPOINTMENT

        (a)   A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the prior death or bankruptcy of the appointing member (or of his attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairman of such meeting prior to such vote being cast.

        (b)   An instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the Chairman, subsequent to receipt by the Company of such instrument, of written notice signed by the person signing such instrument or by the member appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy (and such other documents, if any, required under Article 33(b) for such new appointment), provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 33(b) hereof, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairman of such meeting of written notice from such member of the revocation of such appointment, or if and when such shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 34(b) at or prior to the time such vote was cast.

BOARD OF DIRECTORS

        35.    POWERS OF BOARD OF DIRECTORS

        (a)    General .    The management of the business of the Company shall be vested in the Board of Directors, which may exercise all such powers and do all such acts and things as the Company is authorized to exercise and do, and are not by these Articles or by law required to be exercised or done by the Company by action of its shareholders at a General Meeting. The authority conferred on the Board of Directors by this Article 35 shall be subject to the provisions of the Companies Law, these Articles and any regulation or resolution consistent with these Articles adopted from time to time by the Company by action of its shareholders at a General Meeting, provided, however, that no such regulation or resolution shall invalidate any prior act done by or pursuant to a decision of the Board of Directors which would have been valid if such regulation or resolution had not been adopted.

        (b)    Borrowing Power .    The Board of Directors may from time to time, at its discretion, cause the Company to borrow or secure the payment of any sum or sums of money for the purposes of the Company, and may secure or provide for the repayment of such sum or sums in such manner, at such times and upon such terms and conditions as it deems fit, and, in particular, by the issuance of bonds, perpetual or redeemable debentures, debenture stock, or any mortgages, charges, or other securities on the undertaking or the whole or any part of the property of the Company, both present and future, including its uncalled or called but unpaid capital for the time being.

        (c)    Reserves .    The Board of Directors may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board of Directors, in its absolute discretion, shall deem fit, including without limitation, capitalization and distribution of bonus shares, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof, and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or redesignate any reserve or cancel the same or apply the funds therein for another purpose, all as the Board of Directors may from time to time think fit.

        36.    EXERCISE OF POWERS OF BOARD OF DIRECTORS

        (a)   A meeting of the Board of Directors at which a quorum is present shall be competent to exercise all the authorities, powers and discretion vested in or exercisable by the Board of Directors, whether in person or by any other means by which the Directors may hear each other simultaneously.

        (b)   A resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors present when such resolution is put to a vote and voting thereon.

        (c)   The Board of Directors may adopt resolutions without holding a meeting of the Board of Directors, provided that all of the Directors then in office and lawfully entitled to vote thereon shall have agreed to vote on the matters underlying such resolutions without convening a meeting of the Board of Directors. If the Board of Directors adopts resolutions as set forth in the immediately preceding sentence, minutes including such resolutions, including a resolution to vote on such matters without convening a meeting of the Board of Directors, shall be prepared and the Chairman of the Board of Directors (or in his or her absence the Co-Chairman) will sign such minutes.

        37.    DELEGATION OF POWERS

        (a)   The Board of Directors may, subject to the provisions of the Companies Law, delegate any or all of its powers to committees, each consisting of one or more persons (who are Directors), and it may from time to time revoke such delegation or alter the composition of any such committee. Any Committee so formed (in these Articles referred to as a "Committee of the Board of Directors"), shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board of Directors. The meetings and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, so far as not superseded by any regulations adopted by the Board of Directors under this Article. Unless otherwise expressly provided by the Board of Directors in delegating powers to a Committee of the Board of Directors, such Committee shall not be empowered to further delegate such powers.

        (b)   Without derogating from the provisions of Article 50, the Board of Directors may from time to time appoint a Secretary to the Company, as well as officers, agents, employees and independent contractors, as the Board of Directors deems fit, and may terminate the service of any such person. The Board of Directors may, subject to the provisions of the Companies Law, determine the powers and duties, as well as the salaries and emoluments, of all such persons, and may require security in such cases and in such amounts as it deems fit.

        (c)   The Board of Directors may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purpose(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it deems fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board of Directors deems fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

        38.    NUMBER OF DIRECTORS

        The Board of Directors of the Company shall consist of not less than two (2) nor more than eleven (11) Directors.

        39.    ELECTION AND REMOVAL OF DIRECTORS

        (a)   Subject to the provisions of these Articles and the Companies Law, Directors shall be elected at the Annual General Meeting or an Extraordinary Meeting of the Company by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy and voting on the election of directors.

        (b)   Nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder holding at least 1% of the outstanding voting power in the Company. However, and without limitation of Sections 63 or 64 of the Companies Law, any such shareholder may nominate one or more persons for election as Directors at a General Meeting only if a written notice of such shareholder's intent to make such nomination or nominations has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual General Meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a Extraordinary General Meeting of shareholders for the election of Directors, at least ninety (90) days prior to the date of such meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and (d) the consent of each nominee to serve as a Director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to provided to the Company in connection with such an appointment has been provided. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

        (c)   The General Meeting may, by a vote of the holders of at least 75% of the voting power represented at the meeting, remove any Director(s) from office, and elect Directors instead of Directors so removed or fill any Vacancy (as defined in Article 41), however created, in the Board of Directors unless such Vacancy was filled by the Board of Directors under Article 41.

        (d)   In the event of any contradiction between the provisions of this Article 39 and the provisions of the Companies Law relating to the election and term of External Directors, the applicable provisions of the Companies Law shall govern, and the External Directors shall be elected and hold office in accordance with the provisions of the Companies Law.

        40.    QUALIFICATION OF DIRECTORS

        No person shall be disqualified to serve as a Director by reason of his not holding shares in the Company or by reason of his having served as a Director in the past.

        41.    CONTINUING DIRECTORS IN THE EVENT OF VACANCIES

        (a)   In the event that one or more vacancies is created in the Board of Directors, including without limitation, a situation in which the number of Directors is less than the minimum number permitted under Article 38 (a "Vacancy"), the continuing Directors may continue to act in every matter, and, may appoint Directors to temporarily fill any such Vacancy, provided, however, that if the number of Directors is less than two (2), they may only act in (i) an emergency; or (ii) to fill the office of director which has become vacant; or (iii) in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all Vacancies, so that at least two (2) Directors are in office as a result of said meeting. Notwithstanding the foregoing, in the event of Vacancy of an

External Director, the Company shall call a General Meeting to elect a new External Director or take such other action as required under the Companies Law.

        (b)   As long as the number of Directors is less than the maximum number of Directors permitted under Article 38, the continuing directors may appoint additional Directors, up to the maximum number permitted under Article 38, to hold office until the next Annual General Meeting following such appointment by the continuing Directors.

        42.    VACATION OF OFFICE

        (a)   The office of a Director shall be vacated, ipso facto, upon his or her death, or if he or she be found lunatic or become of unsound mind, or if he or she becomes bankrupt, or if the Director is a company, upon its winding-up, or if he is found by a court guilty of any of the felonies listed in Section 226 of the Companies Law.

        (b)   The office of a Director may also be vacated by the written resignation of the Director. Such resignation shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later. Such written resignation shall include the reasons that lead the Director to resign from his office.

        43.    REMUNERATION OF DIRECTORS

        A Director shall be paid remuneration by the Company for his services as Director to the extent such remuneration shall have been approved by the Company in accordance with the Companies Law.

        44.    CONFLICT OF INTEREST

        Subject to the provisions of the Companies Law, no Director shall be disqualified by virtue of his office from holding any office or place of profit in the Company or in any company in which the Company shall be a shareholder or otherwise interested, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall be in any way interested, be voided, nor, other than as required under the Companies Law, shall any Director be liable to account to the Company for any profit arising from any such office or place of profit or realized by any such contract or arrangement by reason only of such Director's holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his interest then exists, or, in any other case, at no later than the first meeting of the Board of Directors after the acquisition of his interest.

        45.    [RESERVED]

 PROCEEDINGS OF THE BOARD OF DIRECTORS

        46.    MEETINGS

        (a)   The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the Directors think fit.

        (b)   Any Director may at any time, and the Secretary, upon the request of such Director, shall, convene a meeting of the Board of Directors, but not less than two (2) days' notice shall be given of any meetings so convened. Notice of any such meeting shall be given to all the Directors and may be given orally, by telephone, in writing or by mail, email or facsimile. Notwithstanding anything to the contrary herein, failure to deliver notice to a director of any such meeting in the manner required hereby may be waived by such Director, and a meeting shall be deemed to have been duly convened notwithstanding such defective notice if such failure or defect is waived prior to action being taken at such meeting, by all Directors entitled to participate at such meeting to whom notice was not duly given as aforesaid.

        47.    RESOLUTIONS IN WRITING

        A resolution in writing signed by the Chairman of the Board of Directors, or of a committee, provided that all the members of the Board of Directors or a committee have agreed to adopt such resolution without convening a meeting, shall be valid for every purpose as a resolution adopted at a Board of Directors' or committee meeting, as the case may be, that was duly convened and held. In place of a Director the aforesaid resolution may be signed and delivered by his attorney.

        48.    QUORUM

        Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence in person or by telephone conference of half (50%) of the Directors then in office who are lawfully entitled to participate in the meeting. No business shall be transacted at a meeting of the Board of Directors unless the requisite quorum is present (in person or by telephone conference or by other means by which all directors may hear and be heard) when the meeting proceeds to business.

        49.    CHAIRMAN OF THE BOARD OF DIRECTORS

        The Board of Directors may from time to time, elect one of its members to be the Chairman of the Board of Directors, and another of its members as Co-Chairman, remove such Chairman and Co-Chairman from office and appoint others in their place. The Chairman of the Board of Directors shall preside at every meeting of the Board of Directors, but if there is no such Chairman, or if at any meeting he is not present within fifteen (15) minutes of the time fixed for the meeting or if he is unwilling to take the chair, the Co-Chairman shall preside. If both the Chairman and the Co-Chairman are not present within such fifteen (15) minutes or are unwilling to take the chair the Directors present shall choose one of their number to be the Chairman of such meeting.

        50.    VALIDITY OF ACTS DESPITE DEFECTS

        All acts done bona fide at any meeting of the Board of Directors, or of a Committee of the Board of Directors, or by any person(s) acting as Director(s), shall, notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants in such meetings or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

CHIEF EXECUTIVE OFFICER AND PRESIDENT

        51.    CHIEF EXECUTIVE OFFICER AND PRESIDENT

        The Board of Directors may from time to time appoint one or more persons, whether or not Directors, as Chief Executive Officer or Officers, General Manager or Managers, or President of the Company and may confer upon such person(s), and from time to time modify or revoke, such title(s) and such duties and authorities of the Board of Directors as the Board of Directors may deem fit, subject to such limitations and restrictions as the Board of Directors may from time to time prescribe. Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have authority with respect of the management of the Company in the ordinary course of business. Such appointment(s) may be either for a fixed term or without any limitation of time, and the Board of Directors may from time to time (subject to the provisions of the Companies Law and of any contract between any such person and the Company) fix his or their salaries and emoluments, remove or dismiss him or them from office and appoint another or others in his or their place or places.

 MINUTES

        52.    MINUTES

        (a)   Minutes of each General Meeting and of each meeting of the Board of Directors or of any Committee of the Board of Directors shall be recorded and duly entered in books provided for that purpose, and shall be held by the Company at its principal place of office or its Registered Office or such other place as shall have been determined by the Board of Directors. Such minutes shall, in all events, set forth the names of the persons present at the meeting and all resolutions adopted thereat.

        (b)   Any minutes as aforesaid, if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

DIVIDENDS

        53.    DECLARATION OF DIVIDENDS

        The Board of Directors may, subject to the applicable provisions of the Companies Law, from time to time declare, and cause the Company to pay, such dividend as may appear to the Board of Directors to be justified by the profits of the Company. The Board of Directors shall determine the time for payment of such dividends, both interim and final, and the record date for determining the shareholders entitled thereto.

        54.    FUNDS AVAILABLE FOR PAYMENT OF DIVIDEND

        No dividend shall be paid otherwise than out of the profits of the Company.

        55.    AMOUNT PAYABLE BY WAY OF DIVIDENDS

        Subject to the provisions of these Articles and subject to any rights or conditions attached at that time to any share in the capital of the Company granting preferential, special or deferred rights or not granting any rights with respect to dividends, the profits of the Company which shall be declared as dividends shall be distributed according to the proportion of the nominal value paid up on account of the shares held at the date so appointed by the Company, without regard to the premium paid in excess of the nominal value, if any. No amount paid or credited as paid on a share in advance of calls shall be treated for purposes of this Article as paid on a share.

        56.    INTEREST

        No dividend shall carry interest as against the Company.

        57.    PAYMENT IN SPECIE

        Upon the determination of the Board of Directors, the Company (i) may cause any monies, investments, or other assets forming part of the undivided profits of the Company, standing to the credit of a reserve fund, or to the credit of a reserve fund for the redemption of capital, or in the hands of the Company and available for dividends, or representing premiums received on the issuance of shares and standing to the credit of the share premium account, to be capitalized and distributed among such of the shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion, on the footing that they become entitled thereto as capital, or may cause any part of such capitalized fund to be applied on behalf of such shareholders in paying up in full, either at par or at such premium as the resolution may provide, any unissued shares or debentures or debenture stock of the Company which shall be distributed accordingly or in payment, in full or in part, of the uncalled liability on all issued shares or debentures or debenture stock if such liability exists, on a pro rata basis; and (ii) may cause such distribution or payment to be accepted by such shareholders in full satisfaction of their interest in the said capitalized sum.

        58.    IMPLEMENTATION OF POWERS UNDER ARTICLE 57

        For the purpose of giving full effect to any resolution under Article 57, and without derogating from the provisions of Article 7(b) hereof, the Board of Directors may settle any difficulty which may arise in regard to the distribution as it thinks expedient, and, in particular, may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any members upon the footing of the value so fixed, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debenture stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board of Directors.

        59.    DIVIDEND ON UNPAID SHARES

        Without derogating from Article 54 hereof, the Board of Directors may give an instruction which shall prevent the distribution of a dividend to the registered holders of share the full nominal amount of which has not been paid up.

        60.    RETENTION OF DIVIDENDS

        (a)   The Board of Directors may retain any dividend or other monies payable or property distributable in respect of a share on which the Company has a lien, and may apply the same in or towards satisfaction of the debts, liabilities, or engagements in respect of which the lien exists.

        (b)   The Board of Directors may retain any dividend or other monies payable or property distributable in respect of a share in respect of which any person is, under Article 20 or 21, entitled to become a member, or which any person, is, under said Articles, entitled to transfer, until such person shall become a member in respect of such share or shall transfer the same.

        61.    UNCLAIMED DIVIDENDS

        All unclaimed dividends or other moneys payable in respect of a share may be invested or otherwise made use of by the Board of Directors for the benefit of the Company until claimed. The payment by the Directors of any unclaimed dividend or such other moneys into a separate account shall not cause the Company to be a trustee in respect thereof . The principal (and only the principal) of an unclaimed dividend or such other moneys shall be, if claimed, paid to the person entitled thereto.

        62.    MECHANICS OF PAYMENT

        The Board of Directors may fix the mechanics for payment of dividends as it deems fit. However, if nothing to the contrary is provided in the resolution of the Board of Directors, than all dividends or other moneys payable in cash in respect of a share may be paid by check or warrant sent through the post to, or left at, the registered address of the person entitled thereto or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to the joint holder whose name is registered first in the Shareholder Register or his bank account or the person who the Company may then recognize as the owner thereof or entitled thereto under Article 20 or 21 hereof, as applicable, or such person's bank account), or to such person and at such other address as the person entitled thereto may by writing direct. Every such check or warrant shall be made payable to the order of the person to whom it is sent, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check or warrant by the banker upon whom it is drawn shall be a good discharge to the Company.

        63.    RECEIPT FROM A JOINT HOLDER

        If two or more persons are registered as joint holders of any share, or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, any one of them may give effectual receipts for any dividend or other moneys payable or property distributable in respect of such share.

ACCOUNTS

        64.    BOOKS OF ACCOUNT

        The Board of Directors shall cause accurate books of account to be kept in accordance with the provisions of the Companies Law and of any other applicable law. Such books of account shall be kept at the Registered Office of the Company, or at such other place or places as the Board of Directors may think fit, and they shall always be open to inspection by all Directors. No member, not being a Director, shall have any right to inspect any account or book or other similar document of the Company, except as conferred by law or authorized by the Board of Directors or by resolution of the shareholders of the Company.

        65.    AUDIT

        At least once in every fiscal year the accounts of the Company shall be audited and the correctness of the profit and loss account and balance sheet certified by one or more duly qualified auditors.

        66.    AUDITORS

        The appointment, authorities, rights and duties of the auditor(s) of the Company, shall be regulated by applicable law, provided, however, that in exercising its authority to fix the remuneration of the auditor(s), the shareholders by resolution in a General Meeting may act (and in the absence of any action in connection therewith shall be deemed to have so acted) to authorize the Board of Directors or a committee thereof to fix such remuneration subject to such criteria or standards, if any, as may be provided in such resolution, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate with the volume and nature of the services rendered by such auditor(s).

BRANCH REGISTERS

        67.    BRANCH REGISTERS

        Subject to and in accordance with the provisions of Sections 130 to 139, inclusive, of the Companies Law and to all orders and regulation issued thereunder, the Company may cause branch registers to be kept in any place outside Israel as the Board of Directors may think fit, and, subject to all applicable requirements of law, the Board of Directors may from time to time adopt such rules and procedures as it may think fit in connection with the keeping of such branch registers.

INSURANCE, INDEMNITY AND EXEMPTION

        68.    INDEMNITY, INSURANCE AND EXEMPTION

        (a)    Exemption From Liability.    Subject to the provisions of the Companies Law, the Company may exempt an Office Holder in advance from all or part of such Office Holder's responsibility or liability for damages caused to the Company due to any breach of such Office Holder's duty of care towards the Company to the maximum extent permitted by law. Notwithstanding, the Company shall not exempt a director in advance from its responsibility or liability towards the Company due to a breach of such director's duty of care in distribution.

        (b)    Indemnification.

          (i)  Subject to the provisions of the Companies Law and the Securities Law, the Company may indemnify an Office Holder to the fullest extent permitted by the Companies Law and the Securities Law, with respect to the following liabilities, expenses and payments, provided that such liabilities, expenses and payments were incurred by such Office Holder in such Office Holder's capacity as an Office Holder of the Company:

          (A)  a financial obligation imposed on an Office Holder in favor of another person by a court judgment, including a compromise judgment or an arbitrator's award approved by a court of law;

          (B)  reasonable litigation expenses, including legal fees, incurred by an Office Holder as a result of Criminal Inquiry or an investigation or proceeding instituted against such Office Holder by a competent authority, which inquiry or investigation or proceeding has ended without the filing of an indictment and without an imposition of financial liability in lieu of a criminal proceeding, or has ended in the imposition of a financial obligation in lieu of a criminal proceeding without the filing of an indictment for an offense that does not require proof of mens rea (the phrases "proceeding that has ended without the filing of an indictment" and "financial obligation in lieu of a criminal proceeding" shall have the meanings ascribed to such phrases in Section 260(a)(1a) of the Companies Law);

          (C)  expenses, including reasonable litigation expenses and legal fees, incurred by an Office Holder as a result of a proceeding instituted against such Office Holder in relation to (1) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Securities Law or (2) administrative infringements pursuant to the provisions of Chapter H'4 under the Securities Law or (3) infringements pursuant to the provisions of Chapter I'1 under the Securities Law;

          (D)  reasonable legal expenses, including attorney's fees, which the Office Holder incurred or with which the Office Holder was charged by a court of law, in a proceeding brought against the Office Holder, by the Company or on its behalf or by another person, or in a criminal prosecution in which the Office Holder was acquitted, or in a criminal prosecution in which the Office Holder was convicted of an offense that does not require proof of mens rea (criminal intent); and

          (E)  payments to an injured party of infringement under Section 52ND(a)(1)(a) of the Securities Law.

          (F)  expenses, including reasonable litigation expenses and legal fees, incurred by an Office Holder as a result of a proceeding instituted against such Office Holder under the Antitrust Law.

         (ii)  Subject to the provisions of the Companies Law and the Securities Law, the Company may undertake to indemnify an Office Holder in advance with respect to (i) financial obligations as specified in Article 68(i)(b)(A), provided, that the undertaking is limited to categories of events which, in the opinion of the Board of Directors can be foreseen, based on the Company's actual activities at the time the undertaking to indemnify is given, and in amounts set by the Board of Directors as reasonable, and (ii) expenses, fees and payments as specified in Sub-Sections 68(i)(b)(B), (C), (D), (E) and (F). Subject to the provisions of the Companies Law and the Securities Law, the Company may also undertake to indemnify an Office Holder retroactively for expenses, fees and payments as specified in Section 68(b)(i).

        (c)    Insurance.

          (i)  Subject to the provisions of the Companies Law and the Securities Law, the Company may enter into a contract to insure an Office Holder for all or part of the liability that may be imposed on such Office Holder in connection with an act performed by such Office Holder in such Office Holder's capacity as an Office Holder of the Company, with respect to each of the following:

          (A)  breach of his duty of care to the Company or to another person;

          (B)  breach of his duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to assume that the action in question would not prejudice the interests of the Company;

          (C)  a financial obligation imposed on him in favor of another person; and

         (ii)  Subject to the provisions of the Companies Law and the Securities Law, the Company may also enter into a contract to insure an Office Holder for (A) expenses, including reasonable litigation expenses and legal fees, incurred by the Office Holder as a result of a proceeding instituted against such Office Holder in relation to (1) infringements that may impose financial sanction pursuant to the provisions of Chapter H'3 under the Securities Law or (2) administrative infringements pursuant to the provisions of Chapter H'4 under the Securities Law or (3) infringements pursuant to the provisions of Chapter I'1 under the Securities Law and (B) payments made to the injured parties of such infringement under Section 52ND(a)(1)(a) of the Securities Law.

        (iii)  Subject to the provisions of the Companies Law and the Antitrust Law, the Company may also enter into a contract to insure an Office Holder for expenses, including reasonable litigation expenses and legal fees, incurred by an Office Holder as a result of a proceeding instituted against such Office Holder under the Antitrust Law.

        (d) (i) The Company shall not indemnify, exculpate or insure any Office Holder under any of the following circumstances:

          (A)  a breach of duty of loyalty, except, with respect to indemnification and insurance, to the extent that the Office Holder acted in good faith and had a reasonable basis to believe that the act would not prejudice the company;

          (B)  a breach of duty of care committed intentionally or recklessly, excluding a breach arising out of the negligent conduct of the office holder;

          (C)  an act or omission committed with intent to derive illegal personal benefit; or

          (D)  a fine, civil fine, financial sanction or levied against the office holder.

         (ii)  The Company shall not indemnify or insure any Office Holder for a proceeding instituted against such Office Holder pursuant to the provisions of Chapter H'3, H'4 and I'1 under the Securities Law.

        (e)   Any amendment to the Companies Law and the Securities Law adversely affecting the right of any Office Holder to be indemnified or insured pursuant to this Article 68 shall be prospective in effect, and shall not affect the Company's obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by the Companies Law and the Securities Law.

        (f)    The provisions of this Article 68 are not intended, and shall not be interpreted so as to restrict the Company, in any manner in respect of the procurement of insurance and/or indemnification and/or exculpation, in favor of any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder.

WINDING UP

        69.    WINDING UP

        If the Company is wound up, then subject to applicable law and to the rights of the holders of shares with special rights upon winding up, the assets of the Company available for distribution among the shareholders shall be distributed to them in proportion to the respective holdings of the shares in respect of which such distribution is being made.

 RIGHTS OF SIGNATURE, STAMP, AND SEAL

        70.    RIGHTS OF SIGNATURE, STAMP, AND SEAL

        (a)   The Board of Directors shall be entitled to authorize any person or persons (who need not be Directors) to act and sign on behalf of the Company, and the acts and signature of such person (s) on behalf of the Company shall bind the Company insofar as such person (s) acted and signed within the scope of his or their authority.

        (b)   The Board of Directors may provide for a seal. If the Board of Directors so provides, it shall also provide for the safe custody thereof. Such seal shall not be used except by the authority of the Board of Directors and in the presence of the person (s) authorized to sign on behalf of the Company, who shall sign every instrument to which such seal is affixed.

NOTICES

        71.    NOTICES

        (a)   Any written notice or other document may be served by the Company upon any shareholder either personally or by sending it by prepaid mail (airmail if sent internationally) addressed to such member at his address as described in the Shareholder Register. Any written notice or other document may be served by any shareholder upon the Company by tendering the same in person to the Secretary or the General Manager or Chief Executive Officer of the Company at the principal office of the Company or by sending it by prepaid registered mail (airmail if posted outside Israel) to the Company at it Registered Address. Any such notice or other document shall be deemed to have been served two (2) business days after it has been posted (seven (7) business days if posted internationally), or when actually tendered in person, to such shareholder (or to the Secretary or the General Manager), whichever is earlier. Notice sent by email or facsimile shall be deemed to have been served two business days after the notice is sent to the addressee, or when in fact received, whichever is earlier, notwithstanding that if it was defectively addressed or failed, in some other respect, to comply with the provisions of this Article 71(a).

        (b)   All notices to be given to the shareholders shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the Shareholder Register, and any notice so given shall be sufficient notice to the holders of such share.

        (c)   If requested by the Company, each shareholder shall provide the Company with the shareholder's full street and mailing address, as well, if available with facsimile number and email address. Any shareholder whose address is not set out in the Shareholder Register, and who shall not have designated in writing delivered to the Company an address for the receipt of notices, shall not be entitled to receive any notice from the Company.

Appendix D

MELLANOX TECHNOLOGIES, LTD.
COMPENSATION PHILOSOPHY STATEMENT

General Information

  •
  It is the purpose of Mellanox Technologies, Ltd. (the "Company") to adopt the following compensation philosophy statement (the "Statement") in compliance with the Israeli Companies Law-1999 (the "Companies Law"). This Statement shall apply to the Company's officer holders, as such term is defined in the Companies Law (each, an "Officer Holder" and, collectively, the "Office Holders").

  •
  The Company's Compensation Committee (the "Committee") shall periodically review this Statement and shall monitor its implementation. From time to time, as may be required, the Committee shall recommend to the Company's board of directors (the "Board") amendments to this Statement as necessary to comply with the provisions of the Companies Law.

Objectives

  •
  We believe that the adoption of the Statement will drive our near and longer term success and maximize value for the Company's shareholders.

  •
  It is our goal to ensure that our Statement will enable us to attract, retain, compensate and reward talented Office Holders to ensure we are competitive in the markets in which the Company operates.

  •
  The Statement permits us to award all elements of compensation in amounts and types required by market conditions to ensure Office Holders are properly incentivized and rewarded for their contributions to maximizing value for the Company's shareholders.

  •
  The Statement is intended to enable us to preserve, protect and promote the Company's competitive & technical leadership.

  •
  The Statement reflects the Company's commitment to setting variable elements of compensation, such as cash bonuses and equity based compensation, on the Company's mid and long term financial performance, on the one hand, and the Office Holder's contributions to the Company's success, on the other hand.

Basic Assumptions

  •
  Our Statement recognizes the payment by the Company to its Office Holders of the following three elements of compensation:

  •
  Short-term compensation—such as base salary, including social benefits, set and paid in amounts competitive with comparable peer companies and as required by applicable law.

  •
  Mid-term compensation—such as cash bonuses, set and paid in amounts based on the Company's past financial performance.

  •
  Long-term compensation—such as (i) an opportunity to earn equity ownership of the Company through the grant or award of an equity interest from the Company's equity incentive plans or through the direct purchase of our ordinary shares pursuant to our Employee Stock Purchase Plan (the "ESPP") and (ii) cash bonuses.

  •
  Our policy is to pay some or all of the above compensation elements to Office Holders.

  •
  The Company is a global company that operates in a global competitive market. Bearing in mind the purpose of this Statement, and specifically, the Company's intent to recruit and retain top talent, the compensation paid to Office Holders should be aligned with the contribution of its Office Holders. The Company is mindful that achieving that will result in salary differentials.

  •
  In determining the actual compensation to be paid to each Office Holder, the following shall be considered:

  •
  The ratio between such Officer Holder's compensation and the salary paid to other employees and contractors of the Company, including without limitation, the ratios to the median and average salaries of such employees and contractors, and whether such variation has an effect on employment relationships within the Company.

  •
  The education, skills, expertise, professional experience and accomplishments of the Office Holder.

  •
  The role, responsibilities and previous compensation arrangements of the Office Holder.

  •
  Any other requirements prescribed by applicable law.

  •
  Office Holders of the Company shall be required to repay to the Company any excess payments made to them which were based on the Company's performance if such payments were paid based on false and restated financial statements of the Company.

  •
  Non-employee directors of the Company, including external directors (as such term defined in the Companies Law), shall receive cash compensation for their services as members of our Board and Board committees. Our non-employee directors shall be reimbursed for their reasonable expenses incurred in connection with attending Board and Board committee meetings. In addition, our non-employee directors shall receive equity compensation, pursuant to one or more approved equity plan(s).

  •
  The Company may insure, exempt and indemnify its Office Holders against certain liabilities subject to and in accordance with the provisions of the Companies Law, the Company's articles of association, as amended, and any other applicable laws.

Fixed Compensation: Base Salary & Other Benefits

  •
  The amount of base salary shall be determined, in addition to the aforementioned factors, based on the Office Holders' performance, level of responsibility and comparable pay levels paid by peer group companies.

  •
  Except in certain acquisition related situations, the Company does not provide any separation payments upon termination of the Office Holder's employment with the Company, other than payments prescribed by applicable law. Should the Company, at its sole discretion, elect to make a separation payment to an Office Holder, then such payment should not exceed in aggregate 2 times such Office Holder's annual pre-tax salary. In addition, to the extent paid, any separation payment to an Office Holder should be determined based upon the following factors: the Office Holder's years of service or term of employment, his or her employment/service conditions, with the Company; the Company's performance and the Office Holder's contribution to the Company's profitability during the Office Holder's service with the Company; the Company's ability to meet its targets in the event any separation payment is made; and, the circumstances regarding the termination of the Office Holder's employment with the Company.

  •
  The Company may provide additional non-payroll benefits to its Office Holders, such as social benefits, car allowances, mobile communication devices and services or allowances for the purchase of the same, other perquisites, reimbursement of Company-related expenses, advanced notice or payment in lieu of notice upon termination of employment, medical, disability or group life insurance, and travel reimbursement per the Company's travel policy, as amended from time to time.

Equity Compensation Elements

  •
  We believe that Office Holders should enjoy the opportunity to become shareholders of the Company through the grant or award of an option, RSU's or the right to acquire our ordinary shares pursuant to our ESPP Plan, or pursuant to any other equity compensation permitted under the Company's equity incentive plans, as in effect from time to time.

  •
  We believe that equity compensation is a tool to retain Office Holders over the long-term.

  •
  Unless determined otherwise, the vesting period of equity awards shall be 4 years, in order to promote long-term retention of the Office Holder. In general, such grants and awards shall be made after considering, among other factors, the likelihood that the performance of the Office Holder may increase the long-term value of the Company.

  •
  The Committee or the Board shall not have the discretion to limit the value of an equity grant at the time of the Office Holder's exercise of such grant.

  •
  For purposes of this Statement, the value of equity-based compensation shall be calculated on the grant date of such award.

Cash Bonuses

  •
  Our Statement permits us to pay cash bonuses to our Office Holders in recognition of prior fiscal period achievements.

  •
  It is the intent of the Statement that payments of cash bonuses to Office Holders be paid only for periods when the Company achieved profitability. A significant portion of cash bonuses shall be based on measurable criteria and a non-significant portion of cash bonuses shall be based on non-measurable criteria, as shall be determined from time to time by the Company.

  •
  Measurable criteria include, but are not limited to the following:

  •
  Meeting sales and marketing objectives

  •
  Meeting milestones in implementing the Company's projects

  •
  Execution and promotion of planned projects

  •
  Compliance with the Company's budget

  •
  Promoting the Company's strategic plans

  •
  Development of new technologies

  •
  Compliance with corporate governance rules

  •
  Compliance with the Company's Code of Ethics

  •
  Individual ranking on Office Holder evaluation surveys

  •
  The Office Holder's efforts to promote innovation in the Company

  •
  Meeting legal and regulatory objectives

  •
  Complying with Company policies

  •
  Non-measurable criteria include, but are not limited to the following:

  •
  Contribution to the Company's business, profits and stability

  •
  Increase in the Office Holder's responsibilities during the year

  •
  Office Holder's contribution to our culture of team work

  •
  Qualitative value of the Office Holder's performance during the past fiscal year

  •
  The performance targets and the type and amount of variable compensation to be paid or payable to each Office Holder (other than the CEO) shall be presented and recommended by the Company's CEO and reviewed and approved by the Committee and the Board. The performance targets and the type and amount of variable compensation to be paid or payable to the CEO shall be approved by the Committee, the Board and the Company's shareholders, subject to and in accordance with the provisions of the Companies Law.

Caps and Ratios Applicable to Cash Bonuses and Equity Grants

  •
  Subject to the approval of the Committee and the Board, the maximum annual value of the cash bonus for each Office Holder shall not exceed two times such Office Holder's annual fixed compensation (base salary).

  •
  Subject to the approval of the Committee and the Board, the maximum annual value of variable compensation components (cash bonuses and equity grants) for all Office Holders of the Company shall not exceed 2% of the Company's market cap.

  •
  The Board shall have the discretion to unilaterally reduce variable compensation components.

  •
  In addition and subject to the provisions of any applicable law, the Company may, from time to time, determine that an Office Holder shall be paid a special bonus, considering the special contribution of such Office Holders to the Company and any other special circumstances.

Appendix E

DIRECTIONS TO MELLANOX TECHNOLOGIES, LTD.'S
2016 ANNUAL GENERAL MEETING
Our offices located at Hakidma St. 26, Ofer Industrial Park, Yokneam, Israel
Telephone: +972-74-723-7200

Coming from Route 2 North:

  1.
  Follow Route 2 to Route 70. Take exit Zikhron Ya'aqov Interchange from Kvish HaHof/Route 2

  2.
  At the interchange Zikhron Ya'aqov Interchange, Use the right lane to follow signs for Route 70 toward Zikhron-Ya'aqov/Yoqne'am

  3.
  Follow Route 70 to HaKidma St in Yokne'am Illit

  4.
  Continue onto Route 70

  5.
  At the interchange En Tut Interchange, Use the left 2 lanes to follow signs for Route 70 toward Yoqne'am

  6.
  Continue onto Route 70

  7.
  Use the left 2 lanes to turn left onto HaTnufa St

  8.
  At the roundabout, take the 3rd exit onto HaKidma St

  9.
  Destination will be on the right

Coming from Haifa through Route Okef Krayot:

  1.
  Take HaAliya HaShniya St to Jaffa Road/Route 4

  2.
  Take Route 75 to Route 70

  3.
  Use the left 2 lanes to turn left onto Jaffa Road/Route 4; Continue to follow Route 4

  4.
  Keep left at the fork, follow signs for Akko/Airport/Route 22

  5.
  Continue onto Okef Krayot/Route 22

  6.
  Use the right 2 lanes to turn slightly right onto Route 75 (signs for Yagur/Nazareth)

  7.
  Continue on Route 70. Drive to HaKidma St in Yokne'am Illit

  8.
  Continue straight onto Route 70

  9.
  Slight right onto HaKidma St; Go through 2 roundabouts

  10.
  Destination will be on the right

E-1

- 0 MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD MAY 9, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of 2016 Annual General Meeting of Shareholders and Proxy Statement each dated April 8, 2016 and hereby appoints Eyal Waldman and Jacob Shulman, as each proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2016 Annual General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on May 9, 2016 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Daylight Time) at the offices of Mellanox Technologies, Ltd., located at 26 Hakidma Street, Beit Mellanox, Yokneam, Israel 2069200 and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of each director nominee (non-outside and outside) and "FOR" the approval of each other proposal set forth on the other side in accordance with the Board of Directors' recommendations. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in accordance with the best judgement of the proxies named herein. (Continued and to be signed on the reverse side) 14475 1.1

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF MELLANOX TECHNOLOGIES, May 9, 2016 LTD. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. These procedures comply with California law. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 3A please select “Against”. Please note, if you don’t mark either of the boxes, you presumed to have no Personal Interest in 4A. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 3 THROUGH 10. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors:FOR AGAINST ABSTAIN Eyal Waldman Irwin Federman Dov Baharav Glenda Dorchak Thomas Weatherford Shai Cohen 2. Election of Directors: 2A. Amal Johnson 2B. Thomas Riordan 2C. If you do have a Personal Interest (as the term "personal interest" is defined in the Israeli Companies Law-1999) in 2A and 2B please select “For”. If you do not have a Personal Interest in 2A and 2B please select “Against”. Please note, if you don’t mark either of the boxes, you presumed to have no Personal Interest in 2A and 2B. FOR AGAINST ABSTAIN 3A. Approval of (i) an increase in the annual base salary of Eyal Waldman from $515,000 to $570,000 effective retroactively from April 1, 2016, and accordingly any contribution to Israeli severance, pension and education funds shall be made based on the updated base salary and (ii) a cash bonus to be paid to Mr. Waldman in the amount of $300,000 for services rendered for the fiscal year ended December 31, 2015. 3B. If you do have a Personal Interest in 3A please select “For”. If you do not have a Personal Interest in no Personal Interest in 3A. 4A. Approval of the grant to Mr. Waldman of 100,000 restricted share units under Mellanox’s Amended and Restated Global Share Incentive Plan (2006) if approved by shareholders, or else Mellanox’s existing Global Share Incentive Plan (2006), previously approved by shareholders. 4B. If you do have a Personal Interest in 4A please select “For”. If you do not have a Personal Interest in 4A please select “Against”. Please note, if you don’t mark either of the boxes, you presumed to have 5. Advisory approval of the compensation of Mellanox’s named executive officers. 6. Approval of Mellanox’s Amended and Restated Global Share Incentive Plan (2006). 7. Approval of the First Amendment to Mellanox’s Amended and Restated 2006 Employee Share Purchase Plan. 8A. Approval of (i) an amendment to Mellanox’s Amended and Restated Articles of Association to amend the current provisions related to director and officer indemnification and insurance and (ii) an amendment to the indemnification agreements between Mellanox and each of its directors and officers to allow indemnification in connection with procedures under the Israeli Restrictive Trade Practices Law, 1988. 8B. If you do have a Personal Interest in 8A(ii) please select “For”. If you do not have a Personal Interest in 8A(ii) please select “Against”. Please note, if you don’t mark either of the boxes, you presumed to have no Personal Interest in 8A(ii). 9A. Approval of Mellanox’s Compensation Philosophy Statement. 9B. If you do have a Personal Interest in 9A please select “For”. If you do not have a Personal Interest in 9A please select “Against”. Please note, if you don’t mark either of the boxes, you presumed to have no Personal Interest in 9A. 10. Appointment of PricewaterhouseCoopers LLP as Mellanox’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and authorization of Mellanox’s U.S. audit committee to determine Mellanox’s accounting firm’s fiscal 2016 remuneration in accordance with the volume and nature of their services. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate: Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 9, 2016: The notice of meeting, Annual Report on Form 10-K, proxy statement and proxy card are available at https://www.proxydocs.com/mlnx COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS